                                                                   EXHIBIT 10.17

                            STOCK PURCHASE AGREEMENT

                            Dated as of May 6, 1994

                                  By and Among

                             HPI ACQUISITION CORP.
                           (a Delaware Corporation),

                               HFP PARTNERS, L.P.
                       (a Delaware limited partnership),

                              HMTC PARTNERS, L.P.
                       (a Delaware limited partnership),

                        THE PERSONS LISTED ON SCHEDULE A

                                      and

                              HALE PRODUCTS, INC.
                            (a Delaware Corporation)
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                               TABLE OF CONTENTS

                                                                                                                          Page
                                                       ARTICLE 1
                                                      DEFINITIONS
                                                      -----------

  1.1     Defined Terms  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
          -------------
  1.2     Other Defined Terms  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
          -------------------
  1.3     Usage of Terms . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
          --------------
  1.4     References to Articles, Sections, Exhibits and
          ----------------------------------------------
          Schedules  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
          ---------
  1.5     Appointment of Management Agent and Seller Agent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
          ------------------------------------------------
  1.6     Conversion Rates . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
          ----------------

                                                       ARTICLE 2
                                              PURCHASE AND SALE OF SHARES
                                              ---------------------------

  2.1     Transfer of Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
          ------------------
  2.2     Purchase Price . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
          --------------
  2.3     Pre-Acquisition Financial Review . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
          --------------------------------
  2.4     Payment of Purchase Price  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
          -------------------------
  2.5     Taxes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
          -----

                                                       ARTICLE 3
                                                        CLOSING
                                                        -------

  3.1     Closing  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
          -------
  3.2     Stock Certificates and Instruments of Assignment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
          ------------------------------------------------
  3.3     Warrants . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
          --------
  3.4     Purchase Price; Certificates . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
          ----------------------------

                                                       ARTICLE 4
                                             REPRESENTATIONS AND WARRANTIES
                                             OF SELLERS AND THE CORPORATION  . . . . . . . . . . . . . . . . . . . . . . .  12
                                             ------------------------------

  4.1     Organization, Good Standing and Authority of the Corporation and each Subsidiary to Conduct
          -------------------------------------------------------------------------------------------
          Business . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
          --------
  4.2     Power and Authority; Authorization; Binding
          -------------------------------------------
          Effect . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
          ------
  4.3     No Conflict or Violation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
          ------------------------
  4.4     Consents and Approvals . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
          ----------------------
  4.5     No Proceedings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
          --------------
  4.6     Capitalization . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
          --------------
  4.7     Corporate Records  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
          -----------------
  4.8     Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
          --------------------
  4.9     Real Property  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
          -------------
  4.10    Tangible Personal Property . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
          --------------------------
  4.11    Intangible Property  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
          -------------------
  4.12    Compliance with Laws; Permits  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
          -----------------------------
  4.13    Litigation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
          ----------

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
                                                                                                                          Page
  4.14    Labor Matters; Employee Contracts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
          ---------------------------------
  4.15A   United States Employee Benefit Plan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
          -----------------------------------
  4.15B   United Kingdom Employee Benefit Plans  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
          -------------------------------------
  4.16    Transactions with Certain Persons  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
          ---------------------------------
  4.17A   Tax Matters - General  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
          ---------------------
  4.17B   Tax Matters - United Kingdom . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
          ----------------------------
  4.18    Insurance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
          ---------
  4.19    Inventory  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
          ---------
  4.20    Accounts Receivable  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
          -------------------
  4.21    Contracts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
          ---------
  4.22    Suppliers and Customers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
          -----------------------
  4.23    Business Records . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
          ----------------
  4.24    Bank Accounts, Directors and Officers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
          -------------------------------------
  4.25    Environmental Matters  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
          ---------------------
  4.26    Absence of Certain Changes.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
          --------------------------
  4.27    No Brokers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
          ----------
  4.28    Absence of Certain Payments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
          ---------------------------
  4.29    Products; Product Warranties . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
          ----------------------------
  4.30    Material Misstatements or Omissions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
          -----------------------------------
  4.31    Power and Authority; Authorized; Binding Effect  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
          -----------------------------------------------
  4.32    No Conflict or Violation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
          ------------------------
  4.33    Consents and Approvals . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
          ----------------------
  4.34    No Proceedings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
          --------------
  4.35    No Encumbrances  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
          ---------------
                                                       ARTICLE 5
                                        REPRESENTATIONS AND WARRANTIES OF BUYER
                                        ---------------------------------------
  5.1     Organization and Good Standing . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
          ------------------------------
  5.2     Authorization; Binding Effect  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
          -----------------------------
  5.3     No Conflict or Violation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
          ------------------------
  5.4     Consents and Approvals . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
          ----------------------
  5.5     No Proceedings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
          --------------
  5.6     No Brokers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
          ----------
  5.7     Acquisition for Investment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
          --------------------------
                                                       ARTICLE 6
                                                COVENANTS AND CONDUCT OF
                                              THE PARTIES PRIOR TO CLOSING . . . . . . . . . . . . . . . . . . . . . . . .  46
                                              ----------------------------
  6.1     Investigation by Buyer . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
          ----------------------
  6.2     Environmental Audits . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
          --------------------
  6.3     Matters Relating to Real Property  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
          ---------------------------------
  6.4     Consents and Best Efforts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
          -------------------------
  6.5     Conduct of Business by the Corporation and Sellers Pending Closing . . . . . . . . . . . . . . . . . . . . . . .  47
          ------------------------------------------------------------------
  6.6     Notification of Certain Matters  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
          -------------------------------
  6.7     Delivery of Interim Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
          ----------------------------------------

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                                                                                                                         Page
 6.8     Covenants of Certain Others  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49
         ---------------------------
 6.9     Distributions; Related Person Transactions;
         -------------------------------------------
         Brokers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49
         -------
                                                      ARTICLE 7
                                          CONDITIONS TO SELLERS' OBLIGATIONS
                                          ----------------------------------

 7.1     Representations, Warranties and Covenants  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50
         -----------------------------------------
 7.2     Consents, Approvals and Filings  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50
         -------------------------------
 7.3     No Proceedings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51
         --------------
 7.4     Closing Certificate  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51
         -------------------
 7.5     Legal Opinion  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51
         -------------
 7.6     HSR Act  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51
         -------
 7.7     TCW Warrants . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51
         ------------
                                                      ARTICLE 8
                                          CONDITIONS TO BUYER'S OBLIGATIONS
                                          ---------------------------------

 8.1     Representations, Warranties and Covenants  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51
         -----------------------------------------
 8.2     Consents, Approvals and Filings  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52
         -------------------------------
 8.3     No Proceedings  . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52
         --------------
 8.4     No Interruption or Adverse Change  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52
         ---------------------------------
 8.5     Closing Certificate  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52
         -------------------
 8.6     Legal Opinion  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52
         -------------
 8.7     Resignations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52
         ------------
 8.8     HSR Act  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53
         -------
 8.9     [Reserved] . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53
         ----------
 8.10    Restrictive Covenants  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53
         ---------------------
 8.11    Terms of Closing Date Funded Debt  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53
         ---------------------------------
 8.12    TCW Warrants . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53
         ------------
 8.13    Certificates Pursuant to Article 4(B) and Additional Matters . . . . . . . . . . . . . . . . . . . . . . . . . .  53
         ------------------------------------------------------------

                                                      ARTICLE 9
                                 CONFIDENTIALITY; INDEMNIFICATION; FURTHER ASSURANCES
                                 ----------------------------------------------------

 9.1     Confidentiality Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
         -------------------------
 9.2     Survival and Indemnifications  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
         -----------------------------
 9.3     Further Assurances . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  58
         ------------------
 9.4     Liability of Sellers in Certain Circumstances  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  58
         ---------------------------------------------
                                                      ARTICLE 10
                                                    MISCELLANEOUS
                                                    -------------

 10.1  Termination  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  58
       -----------
 10.2  Notices  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  59
       -------
 10.3  Arbitration  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  60
       -----------
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
  10.4  Knowledge  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  60
        ---------
  10.5  Public Statements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61
        -----------------
  10.6  Choice of Law  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61
        -------------
  10.7  Equitable Remedies . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61
        ------------------
  10.8  Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61
        --------
  10.9  Titles . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  62
        ------
  10.10 Waiver . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  62
        ------
  10.11 Binding  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  62
        -------
  10.12 Entire Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  62
        ----------------
  10.13 Modification . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  62
        ------------
  10.14 Counterparts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  63
        ------------
  10.15 Consent to Jurisdiction  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  63
        -----------------------
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                                                               - 4 -
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                             SCHEDULES

           Schedule       Description
           --------       -----------

           A              Sellers
           4.1            Subsidiaries; Qualification; Assumed
                          Names; Equity Interests
           4.3            Contractual Conflicts
           4.4            Consents, Approvals
           4.5            Proceedings
           4.6            Capitalization
           4.7            Corporate Records
           4.8            Financial Statements
           4.9            Real Property, Liens, Encumbrances and
                          Proceedings
           4.10(a)        Owned Tangible Personal Property
           4.10(b)        Leased Tangible Personal Property
           4.11           Intangible Property
           4.12           Permits, Licenses
           4.13           Litigation
           4.14           Labor Matters; Employee Contracts
           4.15A(a)(1)    Pension Plans
           4.15A(a)(2)    Welfare Plans
           4.15A(g)       Post-Retirement Benefits
           4.15B          U.K. Employee Benefit Plans
           4.16           Transactions with Certain Persons
           4.17A          Tax Matters - General
           4.17B          Tax Matters - U.K.
           4.18           Insurance
           4.19           Inventory Not Located at the Real
                          Property; Inventory Not Owned by the
                          Corporation
           4.20           Encumbrances on Accounts Receivable
           4.21           Contracts
           4.22           Supplier/Customer Relationships
           4.24           Bank Accounts; Directors and Officers
           4.25           Environmental Matters
           4.26           Certain Changes
           4.29           Product Warranties
           5.4            Consents, Approvals

                             EXHIBITS
                             --------

           Exhibit        Description
           -------        -----------

           7.5            Legal Opinion of Hodgson, Russ, Andrews,
                          Woods & Goodyear
           8.6(a)         Legal Opinion of Latham & Watkins
           8.6(b)         Form of Opinions to be delivered by
                          local counsel
           8.10           Restrictive Covenants Agreements

                            STOCK PURCHASE AGREEMENT


                 THIS STOCK PURCHASE AGREEMENT, dated as of May 6, 1994 is by and among HPI ACQUISITION CORP., a Delaware corporation with its principal place of business at 630 Dundee Road, Suite 400, Northbrook, Illinois 60065 ("Buyer"); HFP PARTNERS, L.P. ("HFP") and HMTC PARTNERS, L.P. ("HMTC"), each a Delaware limited partnership with its principal place of business at 355 South Grand Avenue, 42nd Floor, Los Angeles, California 90071, and the individuals and entities listed on Schedule A attached to this Agreement, residing at the addresses set forth opposite each individual's or entity's name on Schedule A (HFP, HMTC and such individuals and entities being individually a "Seller" and collectively "Sellers"); and HALE PRODUCTS, INC., a Delaware corporation with its principal place of business at 700 Spring Mill Avenue, Conshohocken, Pennsylvania 19428 (the "Corporation").

                 WHEREAS, Sellers own all of the issued and outstanding common shares of the Corporation;

                 WHEREAS, Buyer desires to purchase from Sellers, and Sellers desire to sell to Buyer, such shares upon the terms and conditions contained in this Agreement; and

                 WHEREAS, IDEX Corporation has guaranteed the obligations of its direct, wholly-owned subsidiary, Buyer, pursuant to the Guaranty Agreement executed and delivered by IDEX Corporation to Sellers simultaneously herewith.

                 NOW, THEREFORE, in consideration of the premises and covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Sellers, Buyer and the Corporation agree as follows:


                                   ARTICLE 1
                                  DEFINITIONS

                 1.1 Defined Terms. As used in this Agreement, the terms below shall have the following meanings:

                 (a) "Affiliate" shall mean, as to any Person, any other Person which directly or indirectly controls, or is under common control with, or is controlled by, such Person. As used in this definition "control" (including, with its correlative meanings, "controlled by" and "under common control with") shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interest, by contract or otherwise).

                 (b) "Agreement" shall mean this Stock Purchase Agreement together with the Schedules and Exhibits attached hereto and the certificates and instruments to be executed and delivered in connection herewith.

                 (c) "Business" shall mean the manufacture, distribution, sales and service of pumps (primarily, but not exclusively, for use in fire fighting equipment), rescue equipment and tools, and other related products, and all other activities conducted by the Corporation or the Subsidiaries on the date of this Agreement.

                 (d) "Buyer's Accountants" shall mean the firm of Deloitte & Touche.

                 (e) "Change of Control" shall mean a change in beneficial ownership of 50% or more of the outstanding voting securities (or other equity interests having the power to vote for or control the decision of the management of) any Person, or as that term is otherwise defined in any agreement in which it appears.

                 (f) "Closing Date" shall mean the later of (i) May 23, 1994 or (ii) the third business day after all required approvals under the HSR Act have been received, or any other date as Sellers and Buyer shall mutually agree.

                 (g) "Closing Date Cash" shall mean (i) the cash of the Corporation (calculated in a manner consistent with the preparation of the Financial Statements) on the Closing Date, before giving effect to payment by the Corporation on the Closing Date of the Management Bonuses and amounts due under the Godiva Commitment, and before giving effect to payment by the Corporation of any Section 10.8 expenses, regardless of when paid, minus (ii) the balance of any sum outstanding under any overdraft facility of the Corporation or any Subsidiary.

                 (h) "Closing Date Funded Debt" shall mean the sum of (i) the aggregate outstanding principal owing by the Corporation as of the Closing Date under its $17,000,000 Series A 9.28% Senior Notes due March 26, 2000 and its $19,000,000 Series B 9.86% Senior Notes due March 26, 2003, issued pursuant to a Note Agreement dated March 26, 1993 and (ii) the aggregate principal amount of all other indebtedness of the Corporation and the Subsidiaries for money borrowed from any financial institution (not to include any sums outstanding under any letters of credit or overdraft facility as of the Closing
Date).

                 (i) "Code" shall mean the Internal Revenue Code of 1986, as amended.

                 (j) "Corporation" shall mean Hale Products, Inc., a Delaware corporation.

                 (k) "Current Real Property" shall mean all Real Property currently owned or leased by the Corporation or any Subsidiary.

                 (l) "Encumbrance" shall mean any claim, lien, pledge, option, charge, easement, security interest, right-of-way, encroachment, reservation, restriction, encumbrance, or other right of any Person, or any other restriction or limitation of any nature whatsoever, affecting title to the Shares, the Current Real Property, the Tangible Personal Property, the Intangible Property or any other assets of the Corporation or any Subsidiary.

                 (m) "Environmental Claims" shall mean any notice of violation, notice of potential or actual responsibility or liability, claim, suit, action, demand, directive or order by any Person for any damage (including, but not limited to, personal injury, tangible or intangible property damage, contribution, indemnity, indirect or consequential damages, damage to the environment, environmental removal, response or remediation costs, nuisance, pollution, contamination or other adverse effects on the environment or for fines, penalties or restrictions on existing environmental permits or licenses) resulting from or relating to (i) the presence of, the Release or threatened Release into the environment of, or exposure to, any Hazardous Substance, (ii) the generation, manufacture, processing, distribution, use, handling, transportation, storage, treatment or disposal of any Hazardous Substance, (iii) the violation, or alleged violation, of any Environmental Laws or (iv) the non-compliance or alleged non-compliance with any Environmental Laws.

                 (n) "Environmental Laws" shall mean any applicable statutes, ordinances, directives or other laws, any rules or regulations, orders, and any licenses, permits, orders, judgments, notices or other requirements issued pursuant thereto, enacted, promulgated or issued by any Governmental Authority, relating to pollution or protection of public health or the environment (including, but not limited to, any air, surface water, groundwater, land surface or sub-surface strata, whether outside, inside or under any structure), or to the identification, reporting, generation, manufacture, processing, distribution, use, handling, treatment, storage, disposal, labelling, deposit, transporting, presence, Release or threatened Release of, any Hazardous Substances, pollutants, contaminants, wastes or any other substances or materials. Without limiting the generality of the foregoing, Environmental Laws shall include (i) in the United States, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, the Toxic Substances Control Act, as amended, the Hazardous Materials Transportation Act, as amended, the Resource Conservation and Recovery Act, as amended, the Clean Water Act, as amended, the Safe Drinking Water Act, as amended, the Clean Air Act, as amended, and the Occupational Safety and Health Act, as amended, (ii) in England and Wales, the Environmental Protection Act 1990, the Water Resources Act 1991, the Health and Safety at Work Act 1974, the Control of Substances Hazardous to Health Regulations 1988, the Control of Pollution Act 1974, the Clean Air Act 1956, the Clean Air Act 1968 and the Planning (Hazardous Substances) Act 1990, and (iii) all analogous laws enacted, promulgated or lawfully issued by any Governmental Authority.

                 (o) "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

                 (p) "GAAP" shall mean, with respect to all United States accounting matters and issues, generally accepted accounting principles.

                 (q) "Godiva Commitment" shall mean amounts owed pursuant to a verbal commitment by the Corporation in lieu of employees receiving stock which amounts shall not exceed $180,000.

                 (r) "Governmental Authority" shall mean any federal, state, local or foreign government (including, without limitation, the European Union), or any political subdivision of any of the foregoing, or any court, agency or other entity, body, organization or group, exercising any executive, legislative, judicial, quasi-judicial, regulatory or administrative function of government.

                 (s) "Governmental Requirement" shall mean, with respect to the subject matter and context in which such term appears, all applicable laws, statutes, ordinances, directives, orders, rules and regulations of any Governmental Authority including, without limitation, ERISA, the Federal Occupational Safety and Health Act, the National Labor Relations Act, the Civil Rights Act, and the Age Discrimination in Employment Act.

                 (t) "Hazardous Substances" shall mean any pollutants, contaminants, substances, chemicals, carcinogens, wastes and any ignitable, corrosive, reactive, toxic or other hazardous substances or materials, whether solids, liquids or gases (including, but not limited to, petroleum and its derivatives, PCBs, asbestos, radioactive materials, waste waters, sludge, slag and any other substance, material or waste), as defined in or regulated by any Environmental Laws or as determined by any Governmental Authority.

                 (u) "HSR Act" shall mean the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended from time to time.

                 (v) "IDEX" shall mean IDEX Corporation, a Delaware corporation.

                 (w) "Intangible Property" shall mean (a) all United States federal and state and all foreign patents, trademarks, service marks and (with respect to the United States only) trade names and copyrights and all other intellectual property rights owned or used, pursuant to license agreements or otherwise, by the Corporation and each Subsidiary, and (b) all other unregistered intellectual property rights owned or used by the Corporation and each Subsidiary, including, without limitation, unregistered designs, design rights, unregistered trademarks and service marks, trade names, copyrights, moral rights, topography rights, rights in the nature of unfair competition rights and rights to sue for passing off (and equivalent rights), trade secrets and other proprietary rights.

                 (x) "Management Bonuses" shall mean the aggregate amount of bonuses, payable to executives of the Corporation for the calendar year 1993 and through the Closing Date which amount shall not exceed $452,580.

                 (y)      "Management Agent" shall mean Peter J. Andrews, Dale
M. Clements and John J. O'Grady, Jr., each of whom, acting singly, shall be authorized to act for and on behalf of the Management Sellers pursuant to this Agreement.

                 (z) "Management Sellers" shall mean all individual Sellers other than Walter B. Rose.

                 (aa) "Permitted Exceptions" shall have the meaning given to such term on Schedule 4.9.

                 (ab) "Person" shall mean any corporation, Governmental Authority, individual, partnership, trust or other entity.

                 (ac) "Predecessor" shall mean any Person to which the Corporation or any Subsidiary is or is deemed to be a successor in interest, whether directly or indirectly, by merger or otherwise.

                 (ad) "Prohibited Exceptions" shall have the meaning given to such term on Schedule 4.9.

                 (ae) "Purchase Price" shall mean $90,200,000, less the Closing Date Funded Debt, less the amount by which the Closing Date Cash is less then $2,500,000 less the amount of the Management Bonuses and the amounts due under the Godiva Commitment.

                 (af) "Real Property" shall mean (i) all real property currently owned or leased by the Corporation or any Subsidiary or in which the Corporation or any Subsidiary currently has any interest, (ii) the real property formerly owned by American Godiva, Inc. and located at Main Street Road, Battle Creek, Michigan and (iii) the real property formerly leased by Macomson Company, a Predecessor of Hale Fire Pump Company, and located at 1009 Buffalo Street, Shelby, North Carolina, together with (x) all buildings and improvements located thereon and (y) all rights, privileges, interests, easements, hereditaments and appurtenances thereunto in any way incident, appertaining or belonging.

                 (ag) "Release" shall mean any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping or disposing into the environment.

                 (ah) "Representative" shall mean any officer, director, principal, attorney, accountant, agent, employee or other representative of any Person.

                 (ai) "Seller's Accountants" shall mean the firm of Ernst & Young acting as accountants for the Corporation and the Subsidiaries prior to Closing.

                 (aj) "Seller Agent" shall mean McBain, Rose Partners, a California general partnership.

                 (ak) "Shares" shall mean all of the issued and outstanding shares of common stock of the Corporation, which as of the date of this Agreement consists of 479,171 shares.

                 (al) "Subsidiary" shall mean any corporation or other entity of which a majority of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by the Corporation.

                 (am) "TCW" shall mean TCW Special Placements Fund II, a California limited partnership.

                 (an) "Transaction Costs" shall mean all of the costs and expenses incurred by or on behalf of Sellers in connection with this Agreement and the consummation of the transactions contemplated hereby, to the extent not reimbursed by the Corporation under Section 10.8, including transaction fees payable to McBain Rose Partners, which costs and expenses shall not exceed $927,000 in the aggregate.

                 (ao) "U.K. Subsidiaries" shall mean those Subsidiaries identified as "U.K. Subsidiaries" on Schedule 4.1.

                 (ap) "U.S. Current Real Property" shall mean all Current Real Property other than U.K. Current Real Property.

                 (aq) "U.S. Subsidiaries" shall mean those Subsidiaries identified as "U.S. Subsidiaries" on Schedule 4.1.

                 (ar) "Warrants" shall mean the issued and outstanding warrants for the purchase of 100,000 shares of common stock of the Corporation held by TCW pursuant to (i) a Warrant Certificate issued by the Corporation to TCW on April 6, 1987 in the amount of 75,000 warrants and (ii) a Warrant Certificate issued by the Corporation to TCW on April 6, 1987 in the amount of 25,000 warrants.

                 1.2 Other Defined Terms. The following terms shall have the meanings defined for such terms in the Sections set forth below:

                 Term                                                        Section
                 ----                                                        -------
                 Accounts Receivable                                         4.20
                 Closing                                                     3.1
                 COBRA                                                       4.15A(h)
                 Contracts                                                   4.21
                 Employee Contracts                                          4.14(b)
                 Employee Plan                                               4.15A(a)
                 ERISA                                                       4.15A(a)
                 ERISA Affiliate                                             4.15A(e)
                 Financial Statements                                        4.8
                 Godiva Financial Statements                                 4.8
                 Insurance                                                   4.18
                 Intangible Property                                         4.11
                 Interim Financial Statements                                4.8
                 Inventory                                                   4.19
                 PBGC                                                        4.15A(k)

                 Pension Plans                                      4.15A(a)
                 Permits                                            4.12
                 Pre-Acquisition Financial Review                   2.3(a)
                 Related Person                                     4.16
                 Tangible Personal Property                         4.10
                 U.K. Current Real Property                         4.9
                 Welfare Plans                                      4.15A(a)

For definitions applicable to United Kingdom employee benefit plans and provisions relating thereto, see Section 4.15B. For definitions applicable to United Kingdom tax matters, see Section 4.17B.

                 1.3 Usage of Terms. Except where the context otherwise requires, words importing the singular number shall include the plural number and vice versa.

                 1.4 References to Articles, Sections, Exhibits and Schedules. All references in this Agreement to Articles, Sections (and other subdivisions), Exhibits and Schedules refer to the corresponding Articles, Sections (and other subdivisions), Exhibits and Schedules of or attached to this Agreement, unless the context expressly, or by necessary implication, otherwise requires.

                 1.5      Appointment of Management Agent and Seller Agent.
(a) Each of the Management Sellers hereby irrevocably appoints the Management Agent as the agent of such Management Seller to act for and on behalf of such Management Seller in any capacity in connection with this Agreement and all other agreements, documents and instruments executed and delivered by such Management Seller in connection with this Agreement. Each such Management Seller agrees to deliver this Agreement and all certificates representing any Shares owned by such Management Seller, together with blank stock powers with respect to such Shares duly executed and guaranteed, to the Management Agent and hereby authorizes the Management Agent to (i) amend or modify this Agreement on behalf of such Management Seller, (ii) attend the Closing on behalf of such Management Seller, (iii) deliver this Agreement and said stock certificates and blank stock powers to Buyer as required hereby against receipt of payment as provided in Section 2.4, (iv) execute, deliver and endorse any other agreements, documents or instruments required to be executed, delivered or endorsed on behalf of such Management Seller to accomplish the sale of the Shares pursuant to this Agreement, including, without limitation, any certificates with respect to representations, warranties, covenants and conditions required pursuant to Article 8 and (v) take all other actions for and on behalf of such Management Seller, whether before or after the Closing, which may be necessary or desirable in connection with the consummation of the transactions contemplated by this Agreement or in connection with any matters arising after the Closing relating to this Agreement (including, without limitation, matters pursuant to Article 9). Except as otherwise specifically provided in this Agreement, each Management Seller agrees to act only by and through the Management Agent for all purposes in connection with this Agreement.

                 (b) Each Seller hereby irrevocably appoints the Seller Agent as the agent of such Seller to act for and on behalf of such Seller for purposes of Sections 2.2 and 2.4. In furtherance thereof, each Seller hereby authorizes the Seller Agent to receive payment of the Purchase Price for and on behalf of such Seller, to pay from such Seller's pro rata share of the Purchase Price his or its pro rata share of the Transaction Costs, and to distribute to such Seller, after calculation of all such Transaction Costs, his or its remaining net pro rata share of the Purchase Price. Each Seller's pro rata share of the Purchase Price and the Transaction Costs shall be based upon (i) the number of Shares owned by such Seller compared to (ii) the number of Shares owned by all Sellers and the number of Warrants (or common shares which would be acquired upon exercise thereof) owned by TCW.

                 (c) Each Management Seller hereby agrees, severally and not jointly, to indemnify the Management Agent and to hold him harmless against any loss, liability or expense incurred without grossly negligent conduct or bad faith on the part of the Management Agent and arising out of or in connection with his duties as Management Agent, including the costs and expenses incurred by such Management Agent in defending against any claim of liability in connection herewith and administering to the responsibilities of acting as Management Agent. Each Seller hereby agrees, severally and not jointly, to indemnify the Seller Agent and to hold it harmless against any loss, liability or expense incurred without grossly negligent conduct or bad faith on the part of the Seller Agent and arising out of or in connection with its duties as Seller Agent, including the costs and expenses incurred by such Seller Agent in defending against any claim of liability in connection herewith and administering to the responsibilities of acting as Seller Agent. Each Seller expressly acknowledges and accepts payment of the Purchase Price to the Seller Agent in accordance with Section 2.4 and, upon payment of such Purchase Price to Seller Agent by Buyer, releases and forever discharges Buyer from any claims which such Seller may have with respect to payment of such Seller's share of the Purchase Price.

                 1.6 Conversion Rates. Solely for purpose of applying any monetary tests under representations and warranties of the Corporation contained in this Agreement (but not for purposes of foreign currency translation under the Corporation's books, records or financial statements), the established foreign currency conversion rates shall be as follows:

                 U.S. $1.00 = 0.67 British Pounds Sterling
                 U.S. $1.00 = 1.70 German Marks
                 U.S. $1.00 = 1.38 Canadian Dollars


                                   ARTICLE 2
                          PURCHASE AND SALE OF SHARES

                 2.1 Transfer of Shares. Subject to the terms and conditions contained in this Agreement, on the Closing Date Sellers shall sell, convey, transfer, assign and deliver to Buyer, and Buyer shall acquire from Sellers, the Shares, free and clear of all Encumbrances.

                 2.2 Purchase Price. At the Closing, Buyer shall pay to the Seller Agent, as provided in Section 2.4, for the sale, transfer, assignment, conveyance and delivery of the Shares and Warrants an aggregate amount equal to the Purchase Price. None of the Purchase Price shall be allocated by any party for income tax reporting purposes to the Restrictive Covenants Agreements attached as Exhibit 8.10 to this Agreement.

                 2.3 Pre-Acquisition Financial Review. (a) Beginning on the date of this Agreement, Buyer and Buyer's Accountants shall have access to the Corporation and each Subsidiary, and to Sellers' Accountants and their work papers, for the purpose of conducting a pre-acquisition financial review (although not constituting a full financial audit) of the Corporation and each Subsidiary (the "Pre-Acquisition Financial Review").

                 (b) In connection with the Pre-Acquisition Financial Review, Buyer shall have the right to require the Corporation and Sellers' Accountants to conduct, prior to Closing, a physical taking of inventory of the Corporation and its Subsidiaries, consistent with past practices, in accordance with GAAP, to be observed by Buyer and Buyer's Accountants, at any one or more or all of the facilities located at 700 Spring Mill Avenue and Washington Street, Conshohocken, Pennsylvania; 711 North Post Road, Shelby, North Carolina; 750 American Boulevard, St. Joseph, Tennessee; Charles Street, Warwick, Warwickshire, England; Old Whittington Road, Gobowen, Oswestry, Shropshire, England; and Industriegebiet-Nord, Benzstrasse 4, D-64807 Dieburg, Germany.

Any valuation of inventory pursuant to this Section 2.3 shall be computed by Sellers' Accountants in accordance with GAAP.

                 2.4 Payment of Purchase Price. On the Closing Date, Buyer shall pay to the Seller Agent an amount equal to the Purchase Price in cash by wire transfer to an account designated by the Seller Agent, such amount to be distributed by the Seller Agent to each of the Sellers and TCW pro rata in proportion to their respective interests (after giving effect to the exercise by TCW of the Warrants), but subject to reduction in the amount of the Transactions Costs, as provided in Section 1.5(b).

                 2.5 Taxes. Sellers shall be responsible for the payment of any transfer, sales, use or other similar taxes imposed by reason of the transfer of the Shares pursuant to this Agreement and any deficiency, interest or penalty with respect to such taxes.


                                   ARTICLE 3
                                    CLOSING

                 3.1 Closing. The closing of the transaction contemplated by this Agreement shall be held at 10:00 a.m. local time on the Closing Date at the offices of Latham & Watkins, 233 South Wacker Drive, Sears Tower, Suite 5800, Chicago, Illinois, or any other place as Buyer and Sellers mutually agree ("Closing"). The Closing shall be effective as of the commencement of business on the Closing Date.

                 3.2 Stock Certificates and Instruments of Assignment. To effect the transfer referred to in Section 2.1 on the Closing Date, the Management Agent shall deliver to Buyer with respect to each Management Seller, and each other Seller shall deliver to Buyer, each certificate representing any of the Shares held by each such Seller and all stock powers or other instruments of assignment reasonably requested by Buyer. Such instruments of assignment shall be in form and substance, and shall be executed and delivered in a manner, satisfactory to Buyer.

                 3.3 Warrants. The Warrants shall have been fully exercised or otherwise cancelled or extinguished or transferred to Buyer on or before the Closing Date and, to the extent so exercised, all Shares issued as a result thereof shall be transferred to Buyer on the Closing Date in accordance with Section 3.2.

                 3.4 Purchase Price; Certificates. On the Closing Date, Buyer shall deliver and tender the Purchase Price. Buyer and Sellers shall deliver the certificates, agreements and other items described in Articles 7 and 8 of this Agreement.


                                   ARTICLE 4
                         REPRESENTATIONS AND WARRANTIES
                         OF SELLERS AND THE CORPORATION

         A. Representations and Warranties of the Corporation The Corporation hereby represents and warrants to Buyer as follows:

                 4.1 Organization, Good Standing and Authority of the Corporation and each Subsidiary to Conduct Business. The Corporation is a corporation duly organized, validly existing and in good standing under the laws of the state of Delaware. Each Subsidiary is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized. Schedule 4.1 sets forth the identity of each Subsidiary, the jurisdiction of organization of each Subsidiary, each jurisdiction other than the jurisdiction of organization where the Corporation and each such Subsidiary is qualified to do business and each tradename or assumed name used by the Corporation and each Subsidiary in the conduct of the Business. The Corporation is, and each Subsidiary is, duly qualified to do business in, and is in good standing under the laws of, each jurisdiction in which such qualification is necessary under the applicable law as a result of the conduct of its respective business or the ownership of its respective properties. The Corporation has, and each Subsidiary has, full power and authority to conduct its business as it is presently being conducted and to own and lease its properties and assets. None of the U.K. Subsidiaries is insolvent or unable to pay its debts for the purposes of Section 123 of the Insolvency Act 1986 and no administrative receiver or receiver or receiver and manager has been appointed by any Person of its Business or assets or any part thereof and no power to make any such appointment is currently exercisable. Except as set forth on
Schedule 4.1, neither the Corporation nor any Subsidiary has any stock, partnership or other equity interest in any corporation, partnership, joint venture, firm or organization, and the Corporation and each Subsidiary conducts its business directly and not through any association, joint venture, partnership or other business entity.

                 4.2 Power and Authority; Authorization; Binding Effect. The Corporation has all necessary power and authority and has taken all action necessary to execute and deliver this Agreement, to consummate the transactions contemplated by this Agreement and to perform its obligations under this Agreement.

Copies of all resolutions of the board of directors of the Corporation with respect to the transactions contemplated by this Agreement, certified by the Secretary or an Assistant Secretary of the Corporation, in form satisfactory to counsel for Buyer, have been delivered to Buyer. This Agreement has been duly executed and delivered by the Corporation and constitutes a legal, valid and binding obligation of the Corporation enforceable against the Corporation in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors generally, or by general principles of equity. Each of Mr. Peter J. Andrews, chief executive officer of the Corporation, and Mr. John J. O'Grady, Jr., Secretary of the Corporation, is, and at all times through the Closing Date will be, duly authorized to execute and deliver, for and on behalf of the Corporation, this Agreement and all other agreements, instruments, certificates and other documents incident or related hereto.

                 4.3 No Conflict or Violation. The execution and delivery of this Agreement, the consummation of the transactions contemplated by this Agreement and the fulfillment of the terms of this Agreement (a) do not and will not result in a violation of or conflict with any provision of the certificate or articles of incorporation, bylaws or other organization charters, certificates or documents of the Corporation or any Subsidiary, (b) except as set forth on Schedule 4.3, do not and will not constitute a breach of, or constitute an event, occurrence, condition or act which is or, with the giving of notice or the lapse of time would become, a default under, or result in the acceleration of, any obligations under, any term or provision of, any contract, agreement, indebtedness, encumbrance, commitment, license, franchise, permit, authorization or concession to which the Corporation or any Subsidiary is a party, (c) do not and will not result in a violation by the Corporation or any Subsidiary of any statute, rule, regulation, ordinance, code, order, judgment, writ, injunction, decree or award, or (d) do not and will not result in an imposition of any Encumbrance on the Shares or any assets of the Corporation or any Subsidiary.

                 4.4 Consents and Approvals. Except for (a) any approvals required under the HSR Act and (b) as otherwise set forth on Schedule 4.4, no consent, approval or authorization of, or declaration, filing or registration with, any Governmental Authority or other Person is required to be made or obtained by the Corporation, any Subsidiary or any Seller in connection with the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby.

                 4.5 No Proceedings. Except as set forth on Schedules 4.5 and 4.13, there is no action, order, writ, injunction, judgment or decree outstanding, or claim, suit, litigation, proceeding, arbitral action or investigation pending, or to the knowledge of the Corporation or any Subsidiary threatened or anticipated, relating to or affecting in any adverse manner the transactions contemplated by this Agreement.

                 4.6 Capitalization. Schedule 4.6 sets forth the authorized, issued and outstanding shares of capital stock of the Corporation and each Subsidiary, the legal and beneficial ownership thereof and any Encumbrances thereon. All of the Shares are duly authorized, validly issued, fully paid and nonassessable, and were issued in compliance with all applicable laws. All voting rights with respect to the Corporation are vested in the Shares. Except as set forth in Schedule 4.6, (a) there are no outstanding shares of capital stock of the Corporation or any Subsidiary, or outstanding securities convertible into or exchangeable or exercisable for shares of capital stock of the Corporation or any Subsidiary, (b) there are no bonds, debentures, notes, or other indebtedness having the right to vote on any matters on which the Corporation's or any Subsidiary's shareholders may vote,
(c) there are no outstanding options, warrants, rights, contracts, commitments, understandings or arrangements by which the Corporation or any Subsidiary is bound to issue, repurchase or otherwise acquire or retire any capital stock of the Corporation or any Subsidiary, (d) there are no voting agreements, voting trusts, buy-sell agreements, options or rights or obligations relating to the shareholders or the capital stock of the Corporation or any Subsidiary, and (e) except for certain provisions of this Agreement, there are no agreements between any Seller and the Corporation or any Subsidiary which will survive the Closing. Upon consummation of the transactions contemplated by this Agreement, Buyer will acquire the Shares, free of any Encumbrance.

                 4.7 Corporate Records. Except as set forth on Schedule 4.7, the minute books of the Corporation and each Subsidiary are complete and accurate and contain a complete and accurate record of all meetings and actions of shareholders and directors and of any executive committee or other committee of the shareholders or board of directors. The stock record book of the Corporation and each Subsidiary is complete and accurate and contains a complete and accurate record of all share transactions for the Corporation and each Subsidiary from the date of its incorporation. True and complete copies of the articles of association and other similar governing and organizational documents of the Corporation, each Subsidiary and each other entity listed on
Schedule 4.1 have been delivered to Buyer, and true and complete copies of the minute book and stock record book of the Corporation and each Subsidiary have been made available for review by Buyer.

                 4.8 Financial Statements. The Corporation has delivered to Buyer (a) consolidated audited financial statements of the Corporation and the Subsidiaries for each of the years in the four-year period ended December 31, 1993 (consisting of a balance sheet, statement of income, profit and loss and a statement of cash flows), certified by the Sellers' Accountants (the "Financial Statements"), (b) consolidated unaudited interim financial statements of the Corporation and the Subsidiaries (consisting of a balance sheet and a statement of income, profit and loss) for the three-month period ended March 31, 1994 (the "Interim Financial Statements"), (c) consolidating financial statements of the Corporation and each Subsidiary for each of the years in the four-year period ended December 31, 1993 and consolidating interim financial statements for the period ended March 31, 1994 (consisting of balance sheets, statements of income, profit and loss and, for 1994 only, statements of cash flows) and (d) audited financial statements of Godiva Products Limited for the period ended December 31, 1993 (consisting of balance sheets, statement of profit and loss and statement of cash flows), certified by Sellers' Accountants (the "Godiva Financial Statements"). Copies of the Financial Statements, the Interim Financial Statements and the Godiva Financial Statements are attached
to this Agreement as Schedule 4.8.   Except as set forth on Schedule 4.8, the
Financial Statements and the Interim Financial Statements fairly present the financial condition and the results of operations of the Corporation and its Subsidiaries as of their respective dates and for the periods then ended and the Financial Statements have been prepared in accordance with GAAP applied on a consistent basis. The books and records of the Corporation and its Subsidiaries fairly reflect the assets, liabilities and operations of the Corporation and its Subsidiaries in accordance with GAAP and the Financial Statements and the Interim Financial Statements are in conformity therewith. The Financial Statements and the Interim Financial Statements (with respect to the U.S. Subsidiaries only) provide for all material fixed and non-contingent liabilities of the Corporation and its Subsidiaries, and disclose or provide for all contingent liabilities of the Corporation and its Subsidiaries of a type required to be disclosed or provided for in financial statements in accordance with GAAP. Except as set forth on Schedule 4.8, all reserves reflected in the Financial Statements and the Interim Financial Statements were and are adequate, appropriate and reasonable in accordance with GAAP. To the knowledge of the Corporation and any Subsidiary, except as disclosed on
Schedule 4.8, there are no liabilities or obligations of any nature, whether absolute, accrued, contingent, matured, unmatured or otherwise, and whether or not required to be disclosed or provided for in financial statements in accordance with GAAP, of the Corporation or any Subsidiary (including, without limitation, liabilities relating to any Employee Plans) except (a) liabilities and obligations reflected or reserved for in the Financial Statements and the Interim Financial Statements, (b) as otherwise specifically disclosed in this Agreement, (c) liabilities and obligations incurred between March 31, 1994 and the Closing Date in the ordinary course of the business of the Corporation and its Subsidiaries, consistent with past practice, and as permitted by this Agreement and (d) contractual liabilities and obligations not required to be disclosed pursuant to Section 4.21. The adjusted pro forma net income of the Corporation and its Subsidiaries for the fiscal year ended December 31, 1993 is at least $2,550,000, after adjustment for the write-off of goodwill and non-recurring charges for debt restructuring and corporate finance fees. The available cash flow of the Corporation (defined as gross margin less selling, general and administrative operating costs, exclusive of depreciation, amortization and McBain, Rose Partners management fees) for the calendar year ended December 31, 1993 was at least $11,200,000.

                 4.9 Real Property. Schedule 4.9 contains a true, complete and correct list of the Real Property and identifies all Real Property which constitutes Current Real Property. Except as set forth on Schedule 4.9,
(a) the Corporation or the applicable Subsidiary, as the case may be, has good and marketable title to the Current Real Property owned by the Corporation or such Subsidiary, (b) the Corporation or the applicable Subsidiary, as the case may be, enjoys peaceful and undisturbed possession of the Current Real Property (other than the U.K. Current Real Property) leased by the Corporation or such Subsidiary, (c) none of the Current Real Property is subject to any commitment for sale or use by any Person other than the Corporation or its Subsidiaries,
(d) none of the Current Real Property is subject to any Encumbrance (other than the Permitted Exceptions) which in any material respect interferes with or impairs the transferability or present and continued use thereof in the usual and normal conduct of the Business, (e) the Current Real Property (other than the U.K. Current Real Property), and each user thereof, is in compliance with all Governmental Requirements and (f) no default or breach exists with respect to, and neither the Corporation nor any Subsidiary has received any notice of any default or breach under, any Encumbrance affecting any of the Current Real Property. There are no condemnation or eminent domain proceedings pending, or to the knowledge of the Corporation or any Subsidiary, contemplated or threatened, against the Current Real Property (other than the U.K. Current Real Property) or any part thereof, and neither the Corporation nor any Subsidiary knows of any desire of any Governmental Authority to take or use the Current Real Property (other than the U.K. Current Real Property) or any part thereof. There are no existing, or to the knowledge of the Corporation or any Subsidiary, contemplated or threatened, general or special assessments affecting the Current Real Property (other than the U.K. Current Real Property) or any portion thereof. Neither the Corporation nor any Subsidiary has received notice of, nor does the Corporation or any Subsidiary have any knowledge of, any pending or threatened action, suit, proceeding or investigation before any Governmental Authority which relates to the ownership, maintenance, use or operation of the Current Real Property (other than periodic general reassessments, which reassessments, if any, are set forth on Schedule 4.9). Except as set forth on Schedule 4.9, the buildings and improvements on the Current Real Property (including, without limitation, the heating, air conditioning, mechanical, electrical and other systems used in connection therewith) are structurally sound and otherwise in a reasonable state of repair, have been well maintained and are free from infestation by termites, other wood destroying insects, vermin and other pests. There are no repairs or replacements exceeding $500,000 in the aggregate for all Current Real Property or $100,000 for any single repair or replacement which are currently contemplated by the Corporation or any Subsidiary or which, to the knowledge of the Corporation or any Subsidiary, should be made in order to maintain said buildings and improvements in a reasonable state of repair. The only Current Real Property located in the United Kingdom owned by the Corporation or any Subsidiary are the two freehold sites at Warwick and Gobowen respectively (the "U.K. Current Real Property"). There are no current or former leasehold or licensed properties or freehold properties located in the United Kingdom leaving any residual liability with the Corporation or any Subsidiary. Except as set forth on Schedule 4.9, the proprietor has exclusive and unfettered possession of the U.K. Current Real Property. Except as set forth on Schedule 4.9, the title to the U.K. Current Real Property is properly constituted by and can be deduced from the documents of title which are in the possession and under the control of the Corporation or any Subsidiary. There are no covenants, restrictions, stipulations, conditions, terms or outgoings affecting the U.K. Current Real Property which are of an unusual or onerous nature or which adversely affect the value of the U.K. Current Real Property and there are no outstanding disputes, notices or complaints which affect or might in the future affect the use of any of the U.K. Current Real Property. Neither the Corporation nor any Subsidiary has received notice that any U.K. Current Real Property fails to comply with all Governmental Requirements.

                 4.10 Tangible Personal Property. Schedule 4.10(a) contains a description of each of the fixed asset depreciation lists of tangible personal property (other than Inventory) owned by the Corporation and each Subsidiary, true and complete copies of which have been previously provided to Buyer (and, if available, attached to Schedule 4.10(a)), and
Schedule 4.10(b) lists each item of tangible personal property leased by the Corporation and each Subsidiary (other than individual leases of office equipment having an annual rental of less than $25,000) (such owned and leased tangible personal property being collectively the "Tangible Personal Property"). The Tangible Personal Property constitutes substantially all of the tangible personal property used in the operation of the Business of the Corporation and each Subsidiary and constitutes substantially all tangible personal property necessary to conduct the Business of the Corporation and each Subsidiary as presently conducted. Except as set forth on Schedule 4.10(a), the Tangible Personal Property and all other personal property, whether tangible or intangible, owned by the Corporation and each Subsidiary is free and clear of all material Encumbrances. With respect to those Encumbrances identified on Schedule 4.10 as Encumbrances for which the Corporation or any Subsidiary is currently seeking releases (including, without limitation, Encumbrances in favor of Fidelity Bank, National Association and Midland Bank
plc) all underlying indebtedness has been paid in full. With respect to Encumbrances identified on Schedule 4.10 in favor of Barclays Bank plc, except as set forth on Schedule 4.10, no amounts are currently outstanding under the credit facility secured by such Encumbrances, and no amounts will be outstanding under said credit facility at any time through the Closing Date. Except as set forth on Schedule 4.10, all of the Tangible Personal Property is located at the Current Real Property and there is no tangible personal property located at any of the Current Real Property which is not owned or leased by the Corporation or any Subsidiary. The Tangible Personal Property is in all material respects in good working order, ordinary wear and tear excepted. Neither the Corporation nor any Subsidiary currently intends to incur and, to the knowledge of the Corporation and any Subsidiary, neither the Corporation nor any Subsidiary should incur, costs and expenses exceeding $300,000 in the aggregate for all Tangible Personal Property or $50,000 for any single item of Tangible Personal Property to repair or replace any Tangible Personal Property or to maintain the Tangible Personal Property in good working order. Buyer acknowledges that the Corporation has delivered to it a copy of its 1994 capital budget, and that no planned expenditure set forth in such budget shall be deemed a violation of this Section 4.10 or any other provision of this Agreement.

                 4.11 Intangible Property. To the knowledge of the Corporation or any Subsidiary, Schedule 4.11 lists (a) all United States federal and state and all foreign registrations and applications pertaining to any of the Intangible Rights, and (b) all applicable grant, registration, application or serial numbers, all other filing or recording information and all renewals and expiration dates pertaining thereto. Except as set forth on
Schedule 4.11, (i) the Intangible Property is legally and beneficially owned exclusively by the Corporation or the applicable Subsidiary and is used exclusively by the Corporation and/or the applicable Subsidiaries and is not the subject of any pending or threatened proceeding for opposition, cancellation, reexamination, revocation or rectification and, to the knowledge of the Corporation or any Subsidiary, there are no facts or matters which might give rise to any such proceeding; (ii) the Intangible Property owned by the Corporation and each Subsidiary is free and clear of all Encumbrances; (iii) the use by the Corporation and each Subsidiary of the Intangible Property does not infringe upon or otherwise violate any right of any third Person in or to such Intangible Property; (iv) during the five-year period preceding the date of this Agreement, neither the Corporation nor any Subsidiary has received any notice of, and there is no pending or, to the knowledge of the Corporation or any Subsidiary, threatened action or proceeding by or before any Governmental Authority alleging, any infringement or other violation of any right of any third Person in or to the Intangible Property; (v) there is not now, and there has not been during the past five years, any infringement or other violation of any other intellectual property right of any third Person resulting from the conduct of the business of the Corporation or any Subsidiary, and neither the Corporation nor any Subsidiary is aware that any such infringement or violation exists or is or was alleged or will be alleged; (vi) neither the Corporation nor any Subsidiary knows of any activity by any third Person which does or might constitute an infringement or other violation of the Corporation's or any Subsidiary's rights in or to any Intangible Property which the Corporation or such Subsidiary has not defended or is not defending, except where such infringement would not have a material adverse effect on the Business; (vii) neither the Corporation nor any Subsidiary has entered into any license, consent, indemnification, forbearance to sue, settlement agreement or cross-licensing arrangement with any Person relating to the Intangible Property or any intellectual property right of any third Person; (viii) there are no agreements relating to or affecting any Intangible Property of the Corporation or any Subsidiary or the use or ownership thereof, including, without limitation, license agreements, confidentiality and non-disclosure agreements, assignments or agreements to assign, development agreements, settlement agreements and other related agreements; (ix) all applicable continuation, maintenance and renewal fees owing with respect to any of the Intangible Property have been paid in full and (x) neither the Corporation nor any Subsidiary is aware of any information which would or might materially adversely affect any of the Intangible Property or render any of the Intangible Property invalid or unenforceable. To the knowledge of the Corporation or any Subsidiary, the Intangible Property constitutes all of the patents, trademarks, service marks, trade names, copyrights, design rights, trade secrets and other intellectual property rights or intangible property (whether registered or not) and wherever in the world enforceable, necessary to operate the Business of the Corporation and each Subsidiary. The consummation of the transactions contemplated hereby will not result in the loss or impairment of any of the Corporation's or any Subsidiary's rights in the Intangible Property. No shareholder, director, officer or employee, or former officer or employee, of the Corporation or any Subsidiary owns, directly or indirectly, in whole or in part, any rights in any of the Intangible Property. Each of the Corporation and each Subsidiary has taken all reasonable steps available to each of them to preserve the Intangible Property including, but not limited to, (A) opposing any application to register any trademark and/or service mark likely to be confused with any of the trademarks in Schedule 4.11 in any of the countries and in relation to the goods and/or services in respect of which the trademarks and/or service marks are registered; (B) taking all reasonable steps to preserve the confidentiality of all confidential information and trade secrets used in the Business, including ensuring that all such information and secrets are held in a secure location, are only disclosed to such employees and other persons to whom disclosure is necessary in the conduct of the business and who are aware of, and accept an obligation to maintain, the confidentiality thereof; and (C) obtaining from any individual other than an employee who is engaged in, or contributes to, the creation of any Intangible Property a written assignment of the rights of that individual to the Corporation or such Subsidiary. Each of the Corporation and each Subsidiary has the sole and exclusive right to use its corporate name and each tradename or assumed name under which it conducts the Business. Except as disclosed on Schedule 4.11,
(x) no Person has asserted, or to the knowledge of the Corporation or any Subsidiary threatened to assert, any claim or made any demand to the right to such name or the right to use such name, and (y) no proceeding has been instituted, or is pending, or to the knowledge of the Corporation or any Subsidiary threatened, which challenges the exclusive right of the Corporation or any

Subsidiary with respect thereto. To the knowledge of the Corporation or any Subsidiary, no other Person is using such names in connection with any business or commercial activity similar to or competitive with the Business.

                 4.12 Compliance with Laws; Permits. Except as set forth in Schedule 4.12, the Corporation and each Subsidiary and the conduct of the Business of the Corporation and each Subsidiary has duly complied with and is in compliance with all Governmental Requirements. Neither the Corporation nor any Subsidiary has received any notice to the effect that, or otherwise been advised that, the Corporation or any Subsidiary is not in compliance with any Governmental Requirement, and neither the Corporation nor any Subsidiary reasonably anticipates that any presently existing circumstances are likely to result in violations of any Governmental Requirement. The permits, consents, licenses, franchises, authorizations and approvals issued to the Corporation and each Subsidiary by any Governmental Authority which are currently in effect (the "Permits") constitute all material permits, consents, licenses, franchises, authorizations and approvals of any Governmental Authority or other Person (a) which are used in the operation of the Business of the Corporation and each Subsidiary and (b) which are necessary to conduct the Business as presently conducted, other than those the failure of which to obtain would not have a material adverse effect on the Business, assets or financial condition of the Corporation or any Subsidiary. All of the Permits are valid and in full force and effect, no violations thereof have been issued or are anticipated and no proceeding is pending, or to the knowledge of the Corporation or any Subsidiary threatened, to revoke or limit any of them. Except as set forth on
Schedule 4.12, the consummation of the transactions contemplated by this Agreement do not and will not violate or render any of the Permits invalid, require any amendment or reissuance of any of the Permits or require the consent of the Governmental Authority which has issued any of the Permits.

                 4.13 Litigation. To the best of the Corporation's knowledge, except as set forth in Schedule 4.13, there is no claim, legal action, suit, arbitration, Governmental Authority investigation or other legal or administrative proceeding, or any order, decree, or judgment pending, or to the knowledge of the Corporation or any Subsidiary threatened, against or relating to the Corporation or any Subsidiary, its officers, directors or employees, or its properties, assets or Business. Neither the Corporation nor any Subsidiary knows of any basis or grounds for any such claim, legal action, suit, arbitration, Governmental Authority investigation or other legal or administrative proceeding. None of the matters disclosed in Schedule 4.13 has or will have a material adverse affect on the business or financial condition of the Corporation or any Subsidiary.

                 4.14 Labor Matters; Employee Contracts. (a) Schedule 4.14 identifies the name of each current employee of the Corporation and each Subsidiary whose total compensation (including bonuses) earned in 1993 exceeded $60,000. The current compensation of each employee listed on Schedule 4.14 has been provided to Buyer. Except as set forth in Schedule 4.14, (a) neither the Corporation nor any Subsidiary has any obligations under or is a party to any written or oral labor agreement, collective agreement, collective bargaining agreement or other agreement with any labor organization or employee group and neither the Corporation nor any Subsidiary has a works council, (b) to the knowledge of the Corporation or any Subsidiary, neither the Corporation nor any Subsidiary is currently engaged in any unfair labor practice and there is no unfair labor practice charge or other employee-related or employment-related complaint against the Corporation or any Subsidiary pending or threatened before any Governmental Authority, (c) there is currently no labor strike, labor disturbance, slowdown, work stoppage or other material labor dispute or arbitration pending or threatened against the Corporation or any Subsidiary nor is any material grievance currently being asserted, (d) neither the Corporation nor any Subsidiary has experienced a labor strike, labor disturbance, slowdown, work stoppage or other material labor dispute at any time during the three years immediately preceding the date of this Agreement and (e) there is no labor union, trade union or staff association expressly or impliedly recognized by the Corporation or any Subsidiary and, to the knowledge of the Corporation or any Subsidiary, there is no organizational campaign being conducted or contemplated and there is no pending or threatened petition before any Governmental Authority or other dispute as to the representation of any employees of the Corporation or any Subsidiary. Except as set forth on
Schedule 4.14, each of the Corporation and each Subsidiary has complied with, and is currently in compliance in all material respects with, all Governmental Requirements relating to any of its employees or consultants (including, without limitation, any Governmental Requirement of the Occupational Safety and Health Administration), and neither the Corporation nor any Subsidiary has received, within the past three years, any written notice of failure to comply with any such Governmental Requirement.

                 (b) Schedule 4.14 contains a list identifying each currently binding written or oral contract, agreement, arrangement, policy, program, plan or practice (exclusive of any such contract which is terminable within thirty (30) days without liability to Sellers, the Corporation or any Subsidiary) directly or indirectly providing for or relating to any employment, consulting, remuneration, compensation or benefit, severance or other similar arrangement, insurance coverage (including any self-insured arrangements), medical-surgical-hospital or other health benefits, workers' compensation, disability benefits, supplemental employment benefits, vacation benefits and other forms of paid or unpaid leave, retirement benefits, deferred compensation, savings or bonus plans, profit-sharing, stock options, stock appreciation rights, or other forms of incentive compensation or post-retirement compensation or benefit, employment guarantee or security, or limitation on right to discipline or discharge, which (i) is not an Employee Plan, (ii) has been entered into or maintained, as the case may be, by Sellers, the Corporation or any Subsidiary, and (iii) covers any one or more current or former director, officer, employee or consultant of the Corporation or any Subsidiary (collectively, "Employee Contracts"). All Employee Contracts are valid and binding on all parties thereto, are in full force and effect, and no party to any such Employee Contract is in material default thereunder. Except as provided on Schedule
4.14 or reflected or reserved for on the Financial Statements or the Interim Financial Statements, neither the Corporation nor any Subsidiary has any liability for unpaid wages, salaries, bonuses, commissions, vacation pay severance pay, health insurance, life insurance, or other form of employee compensation. Except as set forth on Schedule 4.14, there is no amount in excess of $500 owing to the Corporation or any Subsidiary from any current or former director, officer, employee or consultant or owing by the Corporation or any Subsidiary to any current or former director, officer, employee or consultant. Except as set forth on Schedule 4.14, neither the Corporation nor any Subsidiary is a party to any Employee Contract which provides that the terms and conditions that would otherwise govern the relationship of the parties thereto will be altered upon a Change of Control. True and complete copies or descriptions of the Employee Contracts have been delivered to Buyer. Each Employee Contract has been maintained in substantial compliance with the requirements prescribed by any and all statutes, orders, rules and regulations which are applicable to such Employee Contract.

                 (c) Each of the Corporation and each U.S. Subsidiary has completed a valid Form I-9 for each employee hired on or after November 7, 1986. To the knowledge of the Corporation and any Subsidiary, all of the Corporation's and each U.S. Subsidiary's employees are (i) United States citizens, or lawful permanent residents of the United States, (ii) aliens whose right to work in the United States is unrestricted, (iii) aliens who have valid, unexpired work authorization issued by the Attorney

General of the United States (Immigration and Naturalization Service) or (iv) aliens who have been continually employed by the Corporation since November 6, 1986. Neither the Corporation nor any Subsidiary is, or has been, the subject of an immigration compliance or employment visit from, nor has the Corporation or any Subsidiary been assessed any fine or penalty by, or been the subject of any order or directive of, the United States Department of Labor or the Attorney General of the United States (Immigration and Naturalization Service).

                 (d) Neither the Corporation nor any Subsidiary has dismissed (within the meaning of Section 55(2) Employment Protection (Consolidation) Act 1978) any Person whose employment is subject to the laws of the United Kingdom from its employment, including but not limited to employees, any casual worker, consultant and representative for any reason directly or indirectly connected with the subject-matter of this Agreement and, for the avoidance of doubt, this warranty shall include but not be limited to claims arising out of the dismissal of any employee where notice of dismissal or resignation is given prior to the date of this Agreement but expires after that date.

                 (e) Except as set forth in Schedule 4.14, (i) there is no pending, existing or, to the knowledge of the Corporation or any Subsidiary, threatened claim or litigation, right of action or formal investigation relating to all or any of the employees of the Corporation and each Subsidiary whose employment is subject to the laws of the United Kingdom; (ii) there is, to the knowledge of the Corporation or any Subsidiary, no matter, act or omission in respect of which any employee, casual worker, consultant or representative of the Corporation or any Subsidiary whose employment is subject to the laws of the United Kingdom could or may bring a claim or commence legal proceedings connected with or arising from his or her employment; and (iii) there are, with respect to any such employees, no additional terms or conditions of employment, employment policies or schemes, special working arrangements, severance or redundancy plans relating to any of the employees of the Corporation and each Subsidiary.

                 (f) Each of the Corporation and each Subsidiary which has employees whose employment is subject to the laws of the United Kingdom, has paid to, and/or in respect of, each and all of their employees, all outstanding national insurance contributions, PAYE deductions, salary, wages, pension contributions, holiday pay, expenses, allowances and all other benefits or emoluments.

                 4.15A    United States Employee Benefit Plans.  The following
representations and warranties set forth in this Section 4.15A shall apply to each employee benefit plan or arrangement maintained by the Corporation or any Subsidiary and to which the laws of the United States apply:

                 (a) Attached hereto is (i) as Schedule 4.15A(a)(1), a list identifying each "employee pension benefit plan," as defined in Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended, ("ERISA"), including any "multiemployer plan," as defined in Section 3(37) of ERISA, (the "Pension Plans") and (ii) as Schedule 4.15A(a)(2), a list identifying each "employee welfare benefit plan," as defined in Section 3(1) of ERISA, (the "Welfare Plans") that, in either case, are maintained, administered or contributed to by the Corporation or its Subsidiaries, or which cover any employee or former employee of the Corporation or its Subsidiaries. Collectively, the Pension Plans and the Welfare Plans shall hereafter be referred to as the "Employee Plans." Except as otherwise identified on
Schedule 4.15A(a)(1) and (a)(2) and on Schedule 4.14, (i) no Employee Plan or Employee Contract (as defined in Section 4.14(b) of this Agreement) is maintained, administered or contributed to by any entity other than the Corporation or any Subsidiary, and (ii) no Employee Plan is maintained under any trust arrangement which covers any employee benefit arrangement which is not an Employee Plan.

                 (b) The Corporation has delivered or caused to be delivered to Buyer true and complete copies of (i) the Employee Plans (and related trust agreements and other funding arrangements, if any, and adoption agreements, if any), (ii) any amendments to the Employee Plans, (iii) written interpretations of the Employee Plans held by the plan administrator (or which the plan administrator has knowledge) of such Employee Plan (iv) material employee communications by the plan administrator of any Employee Plan (including, but not limited to, summary plan descriptions and summaries of material modifications as defined under ERISA), (v) the three most recent annual reports (e.g., the complete Form 5500 series) prepared in connection with each Employee Plan (if any such report was required), including all attachments (including without limitation the actuarial valuation reports) and
(vi) the three most recent actuarial valuation reports prepared in connection with each Employee Plan (if any such report was required).

                 (c) Except as set forth on Schedule 4.15A(c), each Employee Plan has been maintained in compliance in all material respects with its terms and the requirements prescribed by any and all statutes, orders, rules and regulations, including but not limited to, ERISA and the Code, which are applicable to such Employee Plan.

                 (d) There are no pending or, to the knowledge of the Corporation or any Subsidiary, threatened claims, suits or other proceedings by any employees, former employees or plan participants or the beneficiaries, spouses or representatives of any of them, against any Employee Plan, the assets held thereunder, the trustee of any such assets, or the Corporation or its Subsidiaries relating to any of the Employee Plans, Employee Contract, any other employee benefit plans, contracts or arrangements, other than ordinary and usual claims for benefits by participants, beneficiaries or alternate payees. Furthermore, there are no pending or, to the knowledge of the Corporation or any Subsidiary, threatened suits, investigations or other proceedings by any Governmental Authority of or against any Employee Plan, the trustee of any assets held thereunder, or the Corporation or its Subsidiaries relating to any of the Employee Plans, Employee Contracts, any other employee benefit plans, contracts or arrangements.

                 (e) Except as set forth on Schedule 4.15A(c), no liability has been incurred by the Corporation or any Subsidiary or by a trade or business, whether or not incorporated, which is deemed to be under common control or affiliated with the Corporation within the meaning of Section 4001 of ERISA or Sections 414(b), (c), (m) or (o) of the Code (an "ERISA Affiliate") for any tax, penalty or other liability with respect to any Employee Plan and, to the knowledge of the Corporation or any Subsidiary, such Employee Plans do not expect to incur any such liability prior to the date of Closing. The Corporation and its Subsidiaries, for all periods ending on the prior to the date of this Agreement, have administered, and between the date of this Agreement and the date of Closing, will administer each Employee Plan in compliance in all material respects with the reporting, disclosure, fiduciary and all other requirements applicable thereto under ERISA, the Code or any other applicable law.

                 (f) Neither the Corporation, any Subsidiary nor any Seller has engaged in any transaction or acted or failed to act in a manner that violates the fiduciary requirements of Section 404 of ERISA with respect to any Employee Plans, and will not so engage, act or fail to act prior to the date of Closing. Neither the Corporation, any Subsidiary nor any Seller has engaged in any "prohibited transaction" within the meaning of Section 406(a) or 406(b) of ERISA, or of Section 4975(c) of the Code with respect to any Employee Plan which is not otherwise exempted by law, regulation or issued prohibited transaction exemption.

Furthermore, to the knowledge of the Corporation or any Subsidiary, no other "party in interest," as defined in Section 3(14) of ERISA, or "disqualified person," as defined in Section 4975(e)(2) of the Code, has engaged in any such "prohibited transaction."

                 (g) Except as set forth on Schedule 4.15A(g), no Employee Plan provides benefits, including without limitation, death, disability, or medical benefits (whether or not insured), with respect to current or former employees of the Corporation or any of its Subsidiaries beyond their retirement or other termination of service other than (i) coverage mandated by applicable law, (ii) death, disability or retirement benefits under any Pension Plan,
(iii) deferred compensation benefits, or (iv) benefits, the full cost of which is borne by the current or former employee (or his or her beneficiary). Except as set forth on Schedule 4.15A(g), there are no retiree medical or health plans which were, at any time during the past six (6) years, maintained by the Corporation or any Subsidiary and which have been discontinued.

                 (h) Except as set forth on Schedule 4.15A(c), the Welfare Plans that are group health plans (as defined for the purposes of Section 4980B of the Code and Part 6 of Subtitle B of Title I of ERISA, and all regulations thereunder, (such provisions of law and regulations are hereinafter referred to "COBRA")) have complied in all material respects at all times, and will continue to comply in all material respects through the date of Closing, with requirements of COBRA. There are no pending, and to the knowledge of the Corporation or any Subsidiary, threatened claims, suits, or other proceedings by any employee, former employee, participants or by the beneficiary, dependent or representative of any such person,involving the failure of any Welfare Plan or of any other group health plan ever maintained by the Corporation or its Subsidiaries to comply with the health care continuation coverage requirements of COBRA.

                 (i) Except as set forth on Schedule 4.15A(c), each Pension Plan is intended to be "qualified" within the meaning of Section 401(a) of the Code, and has been intended to be qualified during the period from the date of its adoption to the date of this Agreement, and each trust created thereunder is intended to be tax-exempt under Section 501(a) of the Code. Sellers have delivered or caused to be delivered to Buyers the latest determination letters of the Internal Revenue Service relating to each Pension Plan. Such determination letters have not been revoked. Furthermore, there are no pending proceedings or, to the knowledge of the Corporation or any Subsidiary, threatened proceedings in which the "qualified" status of any Pension Plan is at issue and in which revocation of the determination letter has been threatened. Each such Pension Plan has not been amended or operated, since the receipt of the most recent determination letter, in a manner that would adversely affect the "qualified" status of the Plan and which cannot be cured without a material adverse effect. To the knowledge of the Corporation or any Subsidiary, there has been no partial termination as defined in Section 411(d) of the Code and the regulations thereunder, of any Pension Plan.

                 (j) The Corporation or its Subsidiaries have made all required contributions under each Pension Plan on a timely basis or, if not yet due, adequate accruals therefore have been provided for in the Financial Statements. No Pension Plan has incurred any "accumulated funding deficiency" within the meaning of Section 302 of ERISA or Section 412 of the Code and no Pension Plan has applied for or received a waiver of the minimum funding standards imposed by Section 412 of the Code.

                 (k) Except for required premium payments, no liability to the Pension Benefit Guaranty Corporation (the "PBGC") has been incurred by the Corporation or its Subsidiaries with respect to any Pension Plan. The Corporation or its Subsidiaries have complied with all requirements for premium payments, including any interest and penalty charges for late payment, due to PBGC with respect to each Pension Plan for which any premiums are required. No proceedings to terminate, pursuant to Section 4042 of ERISA, have been instituted or, to the knowledge of the Corporation or any Subsidiary, are threatened by the PBGC with respect to any Pension Plan (or any Pension Plan maintained by an ERISA Affiliate). There has been no termination, as defined in Section 411(d) of the Code and the regulations thereunder, of any Pension Plan. No reportable event, within the meaning of Section 4043 of ERISA, the required notice for which has not been waived by regulation, has occurred with respect to any Pension Plan.

                 (l) The Corporation and its ERISA Affiliates have not been, nor will they become through the date of Closing, liable to contribute to any "multiemployer plan" (as defined in Section 3(37) of ERISA).

                 (m) There has been no amendment to, written interpretation or announcement (whether or not written) by the Corporation or any Subsidiary relating to, or change in employee participation or coverage under, any Employee Plan or Employee Contract that would increase materially the expense of maintaining such Employee Plan or Employee Contract above the level of expense incurred in respect of such Employee Plan or Employee Contract for the most recent plan year with respect to

Employee Plans or the most recent fiscal year with respect to Employer
Contracts.

                 (n) There is no contract, agreement, plan or arrangement covering any employee or former employee of the Corporation or its Subsidiaries that, individually or in aggregate, could give rise to the payment by the Corporation or any Subsidiary, directly or indirectly, of any amount that would not be deductible pursuant to the terms of Section 280G of the Code.

                 4.15B United Kingdom Employee Benefit Plans.

                 (a)      The representations and warranties set forth in this
Section 4.15B shall apply to all employee benefit plans or arrangements to which the laws of England and Wales apply. In this Section 4.15B, references to paragraphs are references to paragraphs in this Subsection and the following terms shall have the following meanings:

                                  (1)      "the Company" means Godiva Products
                                  Ltd. and each of the other U.K. Subsidiaries;

                                  (2)      "Employees" means any current or
                                  former director, officer, employee or
                                  consultant employee of the Company; and

                                  (3)      "the Pension Schemes" means each of
                                  the Godiva Group Pension Scheme and the
                                  Godiva Products Limited Scheme.

                          (i) Neither of the Pension Schemes has been nor shall be placed in full or partial winding-up before the Closing Date and no amendments shall be made to either of the Pension Schemes before the Closing Date (whatever the effective date of such winding-up or amendment).

                          (ii) The Corporation represents and warrants, except as otherwise disclosed on Schedule 4.15B, as follows:

                                  (1)      that it has disclosed to Buyer
                                  details of all benefits payable or
                                  prospectively payable under each of the
                                  Pension Schemes to or in respect of all
                                  active members, pensioners and deferred
                                  pensioners, including any augmentations of benefits;

                                  (2)      that, other than the Pension
                                  Schemes, there are no pension, share option, share incentive or similar schemes for any Employees and none of Sellers, the Corporation and the Company has any obligation (whether legally binding or established by custom) to pay any pension or make any other payment after retirement or death or otherwise to provide "relevant benefits" within the meaning of section 612 of the Income and Corporation Taxes Act 1988 to or in respect of any Employee and that none of Sellers, the Corporation and the Company is a party to any scheme or arrangement having as its purpose or one of its purposes the making of such payments or the provision of such benefits;

                                  (3)      that each of the Pension Schemes
                                  complies with and has at all times complied with the provisions of the relevant legislation and the requirements of the Pension Schemes Office and Occupational Pensions Board affecting schemes approved or capable of approval under Chapter I of Part XIV of the Income and Corporation Taxes Act 1988;

                                  (4)      that Company and Sellers have
                                  supplied to the Buyer complete and accurate copies of all trust deeds, rules, resolutions, announcements and booklets governing the Pension Schemes;

                                  (5)      that Company and Sellers have
                                  supplied to the Buyer copies of the three most recent actuarial valuations and accounts of each of the Pension Schemes, together with copies of any certifications (if appropriate) made to the Inland Revenue under the Finance Act 1986 or Schedule 22 to the Income and Corporation Taxes Act 1988;

                                  (6) that the Company and the trustees of each of the Pension Schemes have duly complied with their respective obligations under the trust deeds and the rules thereof and under the aforementioned legislation and requirements;

                                  (7) that all amounts due to the trustees of each of the Pension Schemes or to any insurance company in connection therewith have been paid;

                                  (8)      that no employer other than Godiva
                                  Group Limited participates in the Godiva
                                  Group Pension Scheme and no employer other than Godiva Products Limited participates in the Godiva Products Limited Scheme; and

                                  (9)      that neither the Company nor the
                                  trustees of either of the Pension Schemes is engaged in any litigation or arbitration proceedings in respect of any retirement benefits scheme (as defined in Section 611 of the Income and Corporation Taxes Act 1988) or any benefit provided thereunder in relation to the employees or former employees of the Company and that there are no current submissions or referrals to the Pensions Ombudsman or to the Occupational Pensions Advisory Service in respect of the Company or such Pension Scheme.

                          (iii) There are no circumstances which may give rise to a debt which shall be owing or shall become due from the Corporation or any Subsidiary in respect of its participation in a retirement benefits scheme (as defined in section 611 of the Income and Corporation Taxes Act 1988) prior to the Closing Date as a result of the operation of Section 58B of the Social Security Pensions Act 1975, the Pension Schemes Act 1993 or otherwise.

                 (b) The actuary appointed by the Buyer (the "Buyer's Actuary") has estimated the ongoing solvency ratio of the Godiva Group Pension Scheme as at January 1, 1994 to be 70%. In estimating this ongoing solvency ratio, the Buyer's Actuary has adopted the actuarial assumptions used by the Godiva Group Pension Scheme Actuary for the July 1, 1992 actuarial valuation and has also used information disclosed to the Buyer by the Corporation and the Subsidiaries and their Representatives. In estimating the ongoing solvency ratio of the Godiva Group Pension Scheme as at January 1, 1994, the Buyer's Actuary has taken account of:

                          (i) the payments totalling (pound)1.02m due under the Agreement dated December 30, 1993 between

                                  Godiva Products Limited, Godiva Group Limited and the Trustees of the Godiva Group Pension Scheme. For the purpose of these calculations, these payments were assumed to be held by the Trustees at January 1, 1994 and to have been dealt with consistently with the invested assets of the Scheme; and

                          (ii) the insured pensions which are an asset and a liability of the Scheme.

                 If and to the extent that (i) an inaccuracy or inaccuracies in the information disclosed or (ii) new information learned by the Buyer, shall result in the aggregate in a five per cent (5%) or more worsening of the solvency ratio of the Godiva Group Pension Scheme on an ongoing basis as at January 1, 1994 from that reflected in the preceding paragraph, this will constitute a material breach (but will not result in any liability or any right of indemnification of any kind under this Agreement) but the Buyer shall have the right to terminate this Agreement at any time prior to the Closing Date.

                 4.16 Transactions with Certain Persons. Except as set forth on Schedule 4.16, no Seller nor any other shareholder, officer, director or employee of the Corporation or any Subsidiary, nor any Person related to any Seller or any such shareholder, officer, director or employee by blood or marriage, nor any corporation, partnership, trust or other entity in which any such Person has a substantial interest as a shareholder, officer, director, trustee, partner or otherwise, or any Affiliate of any of the foregoing (each, a "Related Person") is presently or at any time during the past five years has been a party to any transaction with the Corporation or any Subsidiary, including, without limitation, any contract, agreement or other arrangement (a) providing for the furnishing of material services to or by, (b) providing for the rental or sale of real or personal property to or from, or (c) otherwise requiring payments to or from (other than for services as officers, directors or employees of the Corporation or any Subsidiary or for reimbursement of expenses in accordance with established policies), such Related Person. Except as set forth on Schedule 4.16, there is no outstanding amount owing (including, without limitation, pursuant to any advance, note or other indebtedness instrument) from the Corporation or any Subsidiary to any Related Person or from any Related Person to the Corporation or any Subsidiary. Each of the related-party transactions set forth on Schedule 4.16 (i) was entered into between the Corporation or any Subsidiary and the Related Person on an arms length basis on terms no less favorable to the

Corporation or the Subsidiary than could be obtained from an unrelated third party and (ii) shall, to the extent outstanding immediately after the Closing (excluding this Agreement and all related agreements entered into in connection herewith) automatically terminate without action of the parties unless otherwise specifically agreed to by the Buyer, and no party thereto shall have any continuing obligation or liability whatsoever under such agreement.

                 4.17A Tax Matters - General. Except as set forth on Schedule 4.17A, and except in relation to U.K. Subsidiaries (a) the Corporation and each Subsidiary have duly filed all tax reports and returns required to be filed (including, but not limited to, all federal, state, local and foreign tax returns and reports) with any Governmental Authority and all such returns and reports were correct and complete in all material respects; (b) the federal income tax returns of the Corporation and all Subsidiaries (other than any other Subsidiary domiciled in any country other than the United States) are and have been at all times in the past prepared and filed on a consolidated basis for federal income tax purposes; (c) the Corporation and each Subsidiary have paid in full all taxes required to be paid by the Corporation and each Subsidiary before such payment became delinquent, no deficiencies have been or will be assessed with respect thereto for any period through December 31, 1993, and adequate reserves have been accrued on the Interim Financial Statements for all periods after January 1, 1994; (d) all taxes which the Corporation and each Subsidiary have been required to collect or withhold have been duly collected or withheld and, to the extent required when due, have been or will be duly paid to the proper taxing authority; (e) the income tax returns of the Corporation and each Subsidiary have not been examined by any Governmental Authority for any period on or after December 31, 1989, there are no audits known by the Corporation or any Subsidiary to be pending of the Corporation's or any Subsidiary's tax returns, and there are no claims which have been asserted relating to the Corporation's tax returns filed for any year; (f) neither the Corporation nor any Subsidiary is a party to any tax- sharing agreement or similar arrangement with any other party; (g) there are no federal, state, local or foreign tax liens upon any of the properties or assets of the Corporation or any Subsidiary and there are no unpaid taxes which are or could become a lien on the properties or assets of the Corporation, except for current taxes not yet due and payable; and (h) there have been no waivers of statutes of limitations by the Corporation or any Subsidiary with respect to any Governmental Authority. Correct and complete copies of all tax returns and reports of the Corporation and each Subsidiary requested by Buyer or any of Buyer's Representatives have been, or will be, provided to Buyer. For the purpose of this Agreement, any income, franchise, sales, value added, use, transfer, payroll, social security, personal property, real property, occupancy or other tax, levy, impost, fee, imposition, assessment or similar charge, together with any related addition to tax, interest or penalty thereon, of any Governmental Authority, is referred to as a "tax." Neither the Corporation nor any Subsidiary has filed a consent pursuant to, or made an election under, Section 341(f) of the Code. Neither the Corporation nor any Subsidiary has agreed or been required to make any adjustment under Section 481(a) of the Code by reason of a change in accounting method or otherwise.

                 4.17B Tax Matters - United Kingdom.  Except as set forth on
Schedule 4.17B and in relation to U.K. Subsidiaries only, (a) for the past six years each U.K. Subsidiary has made all such returns and provided all such information in relation to tax to any Governmental Authority (including for the avoidance of doubt the Inland Revenue and H.M. Customs & Excise) as are required to be made or provided and all such returns and information were correct and complete in all material respects; (b) each U.K. Subsidiary has paid in full all tax required to be paid by it and is not now and has not been liable to pay any penalty, interest, surcharge or fine with respect thereto in the three years prior to the date of this Agreement; (c) all tax which each U.K. Subsidiary has been required to collect or withhold (including tax required to be withheld under the Pay-As-You-Earn system in respect of income tax and national insurance contributions) has been duly collected or withheld and each U.K. Subsidiary has complied with all requirements to account to the appropriate authority for tax so deducted or withheld; (d) none of the corporation tax returns of any U.K. Subsidiary is disputed by any Governmental Authority, no U.K. Subsidiary is, and no U.K. Subsidiary expects to be, involved in any dispute in relation to tax and no Governmental Authority (including for the avoidance of doubt the Inland Revenue and H.M. Customs & Excise) has investigated or indicated that it intends to investigate the tax affairs of any U.K. subsidiary; (e) all documents by virtue of which any U.K. Subsidiary has any rights which are required to be stamped have been duly stamped and all duty, interest and penalties on those documents have been duly paid; (f) no U.K. Subsidiary has any unsatisfied liability to stamp duty reserve tax or any interest or penalties on stamp duty reserve tax; (g) any U.K. Subsidiary is registered for the purposes of the Value Added Tax Act 1983 and has in all material respect made, given retained and kept complete, correct and up-to-date records, invoices and other documents which are required for the purposes of the Value Added Tax Act 1983 and has not been required by H.M. Customs & Excise to give security; (h) none of the U.K. subsidiaries have at any time within the period of six years ending with the date of this Agreement acquired any asset from any company which at the time of acquisition was a member of the same group and in relation to which charge to tax might arise under either section 178 or 179 Taxation of Chargeable Gains Act 1992; (i) no U.K. Subsidiary is or may be liable to make any payment to any company (other than another U.K. Subsidiary) in respect of a claim for group relief and no U.K. Subsidiary is or may be liable to refund any such payment (other than to another U.K. Subsidiary) for any period ending prior to the date hereof; (j) no event has occurred and no circumstances exist as a result of which any lien charge or power of sale in favor of any Governmental Authority may exist over any of the shares or assets of any U.K. Subsidiary in respect of unpaid taxes; (k) no act or transaction has been effected by any U.K. Subsidiary, in consequence of which any U.K. Subsidiary is or may be held liable for tax primarily chargeable against some other person (other than another U.K. Subsidiary). Copies of corporation tax returns of each U.K. Subsidiary for the past three years requested by Buyer or any of Buyer's Representatives have been, or will be provided to Buyer.

                 4.18 Insurance. Schedule 4.18 contains a complete and accurate list of all policies or binders of fire, product liability, automobile liability, general liability, worker's compensation and other forms of insurance (showing as to each policy or binder the carrier, policy number, coverage limits, expiration dates, annual premiums and a general description of the type of coverage provided) maintained by the Corporation and each Subsidiary and relating to the Corporation's and each Subsidiary's properties and assets or personnel (collectively, the "Insurance"). All of the Insurance is, and at all times prior to the Closing will be, sufficient for compliance in all material respects with all requirements of law and of all contracts to which the Corporation or any Subsidiary is a party. Neither the Corporation nor any Subsidiary is in default in any respect under any of the Insurance, and neither the Corporation nor any Subsidiary has failed to give any notice or to present any claim under any of the Insurance in a due and timely fashion. To the knowledge of the Corporation or any Subsidiary, there are no facts upon which any insurer might be justified in reducing coverage or increasing premiums more than is normal or customary on any of the existing Insurance. No notice of cancellation or termination has been received with respect to any of the Insurance, and all premiums with respect to any of the Insurance have been, and will at all times through the Closing Date be, timely paid. The Insurance provides sufficient coverage for the assets and operations of the Corporation and each Subsidiary, is in full force and effect and will be kept in full force and effect by the Corporation and each Subsidiary through the Closing

Date. Except as disclosed on Schedule 4.18, there will be no retrospective adjustments of insurance premiums or other charges on or with respect to any of the Insurance for any period or occurrence through the Closing Date.

                 4.19 Inventory. The inventory of the Corporation and each Subsidiary ("Inventory") consists only of items of quality and quantity commercially usable and salable in the ordinary course of the business of the Corporation and each Subsidiary. The Inventory is reasonably related to the normal demands of the business of the Corporation and each Subsidiary as currently conducted by the Corporation and each Subsidiary. Except as set forth on Schedule 4.19, on the Closing Date, none of the Inventory will be damaged, obsolete, excess or for any other reason unusable or unsalable at normal prices. Except as set forth on Schedule 4.19, none of the Inventory is on consignment or subject to any Encumbrance. For purposes of this Section 4.19, the term "usable and saleable" shall mean Inventory which is in good and merchantable condition and of the quality regularly sold to customers of the Corporation and any Subsidiary in the usual course of business. Except as set forth on Schedule 4.19, (a) all of the Inventory is owned by the Corporation and each Subsidiary free of any Encumbrance and is located at the Current Real Property and (b) the Inventory as reflected in the Financial Statements and Interim Financial Statements has been valued at the lower of cost or market, in a manner consistent with past practices and procedures (including, without limitation, the method of computing overhead and other indirect expenses to be applied to inventory) and in accordance with GAAP.

                 4.20 Accounts Receivable. All of the accounts receivable of the Corporation and each Subsidiary (the "Accounts Receivable") are bona fide receivables, are reflected on the books and records of the Corporation and each Subsidiary, arose in the ordinary course of the business of the Corporation and each Subsidiary and are expected by the Corporation and each Subsidiary to be collected at their full face amount, net of reserves, as reflected on the Interim Financial Statements for the period ended March 31, 1994. Except as set forth on Schedule 4.20, or as reflected on the Financial Statements or the Interim Financial Statements, no Person has any lien or other Encumbrance on the Accounts Receivable, there is no right of offset against any of the Accounts Receivable, and no agreement for deduction or discount has been made with respect to any of the Accounts Receivable.

                 4.21 Contracts. Schedule 4.21 contains a true and correct list of contracts and other agreements to which the Corporation or any Subsidiary is a party or by which the

Corporation or any Subsidiary is bound, including, without limitation, all distributor and sales representative and dealer agreements, leases, licenses, indebtedness instruments, letters of credit, performance bonds, currency contracts, agreements with respect to guaranties, suretyships, mortgages, pledges, Encumbrances, security interests, covenants not to compete or indemnification by or for the benefit of the Corporation or any Subsidiary, and purchase and sale orders, grants and other financial concessions, and all amendments relating to any of the foregoing (the "Contracts"); provided, however, that the term "Contracts" shall not include any blanket inventory purchase order in an aggregate amount of less than $500,000 annually and of a duration of less than one year, any other purchase and sale order under $50,000, or any agreements relating to office equipment, production support equipment, maintenance, security or utilities, or other agreements which, in the aggregate for all agreements with any one Person, result in the incurrence
of annual expenditures of less than $50,000.   True, correct and complete
copies of all of the written Contracts have been delivered to Buyer. Each of the Contracts is valid, binding and enforceable by the Corporation or the applicable Subsidiary in accordance with its terms, was entered into in the ordinary course of business and is not subject to termination except in accordance with its terms or by reason of a Change of Control. Except as set forth in Schedule 4.21, each of the Contracts is in full force and effect, all fees, rents, royalties and other payments due thereunder are current, neither the Corporation, any Subsidiary nor any other party is in default thereunder or in breach thereof, and neither the Corporation nor any Subsidiary has during the past five years sought or obtained any waiver of or under any provision of any Contract (including, without limitation, any waiver from any lender or other creditor of any term, condition or default under any Contract). There exists no event or occurrence, condition or act which constitutes or, with the giving of notice or the lapse of time, would become, a default by the Corporation, any Subsidiary or any other party under any of the Contracts and neither the Corporation nor any Subsidiary has received notice of or knows of a threatened default under any of the Contracts. Except as set forth in Schedule 4.21, neither the Corporation nor any Subsidiary is a party to any contract or commitment which was not entered into in the ordinary course of business, which requires the Corporation and/or any Subsidiary to make any capital expenditure in excess of $25,000, which has a term of greater than one year (other than contracts which are cancelable without penalty to the Corporation or the applicable Subsidiary in sixty (60) days or less), which contains terms other than on arms-length basis or which are in excess of the normal business requirements of the business of the Corporation or any Subsidiary. There are no practices in which the Corporation or any Subsidiary is engaged, which are void, illegal, unenforceable, registrable or notifiable under or which contravene the Restrictive Trade Practices Act 1976, the Fair Trading Act 1973, Article 85 of the Treaty of Rome and regulations made thereunder or under EEC Council Regulation 4064/89 and regulations made thereunder or any other anti-trust or similar legislation anywhere in the world (all such legislation and regulations being referred to as the "anti-trust rules" in this Section 4.21). None of the practices of the Corporation or any Subsidiary constitutes an anti-competitive practice within the meaning of the Competition Act 1980. Neither the Corporation nor any Subsidiary has registered any currently binding agreement or arrangements under the Restrictive Trade Practices Act 1976 or filed any notification or application for exemption with the Commission of the European Communities, neither has it received any complaint or threat to complain under or referring to the anti-trust rules from any Person and has not received any request for information, investigation or objections or been the addressee of or party to any decision, judgment, undertaking or settlement relating to the anti-trust rules or to any proceedings in which the anti-trust rules were pleaded or relied upon.

                 4.22     Suppliers and Customers.  Except as set forth on
Schedule 4.22, no substantial supplier or customer (accounting for more than 2% of aggregate annual purchases or more than 2% of aggregate annual revenues, as the case may be, of the Corporation or any Subsidiary) has indicated to the Corporation or any Subsidiary that it intends to terminate its relationship with the Corporation or any Subsidiary and neither the Corporation nor any Subsidiary is aware of any such supplier or customer that intends to terminate such relationship or of any material problem or dispute with any such supplier or customer. To the knowledge of the Corporation or any Subsidiary, the Corporation and each Subsidiary has good business relationships with each such supplier and customer. Neither the Corporation nor any Subsidiary has any reason to believe that the consummation of the transactions contemplated hereby will or might disrupt the existing relationships with any such supplier or customer.

                 4.23 Business Records. All material records of accounts, personnel records and other business records (a) for the past seven years relating to the Corporation or any U.S. Subsidiary and (b) for all periods on or after September, 1989 relating to any U.K. Subsidiary, have not been destroyed and are available upon request. In addition, all material business records relating to periods prior to such seven-year with respect to the Corporation or any Subsidiary (other than any U.K.

Subsidiary) which are required to be maintained have not been destroyed and are available upon request.

                 4.24 Bank Accounts, Directors and Officers. Schedule 4.24 contains (a) a true, complete and correct list of all bank accounts and safe deposit boxes maintained by the Corporation and each Subsidiary and all persons entitled to draw thereon, to withdraw therefrom or with access thereto, (b) a description of all lock box arrangements for the Corporation and each Subsidiary, (c) the names of all the directors and officers of the Corporation and each Subsidiary and (d) a true, complete and correct list of all currently valid powers of attorney executed by the Corporation and each Subsidiary.

                 4.25     Environmental Matters.  Except as disclosed in
Schedule 4.25, to the best of the Corporation's knowledge, the Corporation, each Subsidiary, each Predecessor and their assets, properties and operations are now and, at all times prior to the Closing Date, have been in compliance with all Environmental Laws. There has been and is no Release or threatened Release of any Hazardous Substance at, on, under, in, to or from any of the Current Real Property (or, to the knowledge of the Corporation or any Subsidiary, at, on, under, in, to or from any of the Real Property) whether as a result of or in connection with the operations and activities at the Real Property or otherwise, except as disclosed in Schedule 4.25. None of the Corporation, any Subsidiary, any Predecessor or any Seller has received any notice of alleged, actual or potential responsibility for, or any inquiry or investigation regarding, the presence, Release or threatened Release of any Hazardous Substance at any location, whether at the Real Property or otherwise, which Hazardous Substances were allegedly manufactured, used, generated, processed, treated, stored, disposed or otherwise handled at or transported from the Real Property or otherwise, except as set forth in Schedule 4.25.
None of the Corporation, any Subsidiary, any Predecessor or any Seller has received any notice of any other claim, demand or action by any Person alleging any actual or threatened injury or damage to any Person, property, natural resource or the environment arising from or relating to the presence, Release or threatened Release of any Hazardous Substances at, on, under, in, to or from the Real Property or in connection with any operations or activities thereat, except as set forth on Schedule 4.25. Neither the Current Real Property nor any operations or activities thereat is or has been subject to any judicial or administrative proceeding, order, consent, agreement or any lien relating to any Environmental Laws or Environmental Claims. Except as set forth on
Schedule 4.25, (a) there are no underground storage tanks presently located at the Current Real Property and to the knowledge of the Corporation or any Subsidiary, there have been no releases of any Hazardous Substances from any underground storage tanks or related piping at the Current Real Property,
(b) there are no PCBs located at, on or in the Current Real Property and (c) there is no asbestos or friable asbestos-containing material located at, on or in the Current Real Property. To the knowledge of the Corporation and any Subsidiary, the Corporation and each Subsidiary have delivered to Buyer or its Representatives copies of all information requested by Buyer which has been supplied by or on behalf of the Corporation and any Subsidiary to any Governmental Authority having the duties of regulation, registration, authorization or enforcement of or under any Environmental Laws. Notwithstanding anything to the contrary contained in this Agreement, all representations and warranties in this Section given by the Corporation (or the officers signing the certificates referred to in Article 4(B) or Section 8.13) concerning or relating to the Real Property which does not constitute Current Real Property are given solely to the actual knowledge of management, without any independent duty of investigation or inquiry. In giving such representations and warranties, management has made no search of the files or records of the Corporation or any other Person.

                 4.26     Absence of Certain Changes.  Except as set forth in
Schedule 4.26, since December 31, 1993 there has not been:

                 (a) any material adverse change in the business, financial condition or operations of the Corporation or any Subsidiary (including, without limitation, any material adverse change relating to the foundry sand issue disclosed at item B.1 on Schedule 4.25);

                 (b) any damage, destruction, casualty or loss, whether covered by insurance or not, materially and adversely affecting the properties or Business of the Corporation or any Subsidiary;

                 (c) any declaration, payment or setting aside for payment of any dividend or other distribution (whether in cash, stock or property) with respect to the capital stock, of the Corporation, or any direct or indirect redemption, purchase or other acquisition of any shares of capital stock of the Corporation;

                 (d) any increase in the compensation of or granting of bonuses payable or to become payable by the Corporation or any Subsidiary to any officer or employee except increases occurring in the ordinary course of business and in amounts consistent with past practice and procedures;

                 (e) any sale or transfer by the Corporation or any Subsidiary of any tangible or intangible asset, any mortgage or pledge or creation of any Encumbrance relating to any such asset, any lease of real property or equipment, or any cancellation of any debt or claim, except in the ordinary course of business;

                 (f) any other transaction not in the ordinary course of business; or

                 (g)      any change in accounting methods or principles.

                 4.27 No Brokers. Except for the obligation of Sellers to pay a certain transaction fee to McBain, Rose Partners, a California general partnership, which obligation is the sole responsibility of and shall be paid for by Sellers, none of the Corporation, any Subsidiary or any Seller has entered into any agreement, arrangement or understanding with any Person which will result in the obligation to pay any finder's fee, brokerage commission or similar payment in connection with the transactions contemplated hereby.

                 4.28 Absence of Certain Payments. None of the Corporation, any Subsidiary or any Affiliate or any of their respective officers, directors, employees or agents or other people acting on behalf of any of them, or any Affiliate of any of the foregoing, have (i) engaged in any activity prohibited by the United States Foreign Corrupt Practices Act of 1977 or any other similar law, regulation, decree, directive or order of any Governmental Authority and (ii) without limiting the generality of the preceding clause (i), used any corporate or other funds for unlawful contributions, payments, gifts or entertainment, or made any unlawful expenditures relating to political activity to officials of any Governmental Authority. None of the Corporation, any Subsidiary or any of their respective directors, officers, employees or agents or other Persons acting on behalf of any of them, or any Affiliate of any of the foregoing, has accepted or received any unlawful contributions, payments, gifts or expenditures.

                 4.29     Products; Product Warranties.

                 (a) The form of each product warranty relating to products currently manufactured or sold by the Corporation and each Subsidiary is attached to or set forth in Schedule 4.29. There has been no material change in any of the standard product warranties offered by the Corporation or any Subsidiary in the past five years.

                 (b)      Schedule 4.29 sets forth a true and complete list, of
(i) all products manufactured, marketed or sold by the Corporation or any Subsidiary that have been recalled or withdrawn (whether voluntarily or otherwise) at any time during the past three years and (ii) all proceedings (whether completed or pending) at any time during the past three years seeking the recall, withdrawal, suspension or seizure of any product sold by the Corporation or any Subsidiary.

                 (c) None of the Corporation or any Subsidiary is aware of any material defect in design, materials, manufacture or otherwise in any products heretofore or currently manufactured, distributed or sold by the Corporation or any Subsidiary or any defect in repair to or replacement of any such products which could give rise to any material claim.

                 (d) Schedule 4.29 sets forth historical information regarding all warranty and other unreimbursed repair, maintenance and replacement expenses (including parts and labor, but not overhead) incurred by the Corporation and each Subsidiary with respect to products previously sold by it. The reserves for warranty expenses reflected on the Financial Statements and Interim Financial Statements are adequate and consistent with past practice and procedures.

                 (e) Except as provided in any of the standard product warranties described in paragraph (a) of this Section 4.29 and as otherwise set forth on Schedule 4.29, neither the Corporation nor any Subsidiary has sold any products or services which are subject to an extended warranty beyond one year and which warranty has not yet expired.

                 4.30 Material Misstatements or Omissions. None of the representations or warranties by the Corporation in this Agreement contains any untrue statement of a material fact, or omits to state any material fact necessary to make the statements or facts contained therein not misleading.

         B.      Management Certificates.

                 Simultaneously with the execution and delivery of this Agreement, each of Peter J. Andrews, John J. O'Grady, Jr., Dale M. Clements, Michael J. Brayne, Garry S. Barber, Kurt H.C. Bottcher, Timothy Lamley, Louis
J. Evangelista, Jr. and Michael Macomson, Jr. has executed and delivered to Buyer a certificate, in form and substance satisfactory to Buyer, certifying that, to his knowledge, each of the representations and warranties set forth in Sections 4.1 through 4.29, and all disclosures set forth on any of the Schedules attached to this Agreement, are true and accurate in all material respects, and do not contain any untrue statements of a material fact.

         C.      Representations and Warranties of Sellers.

                 In addition, each Seller severally (but not jointly) represents and warrants to Buyer as follows:

                 4.31     Power and Authority; Authorized; Binding Effect.
Such Seller has all necessary power and authority and has taken all action necessary to execute and deliver this Agreement, to consummate the transactions contemplated by this Agreement and to perform its obligations under this Agreement. This Agreement has been duly executed and delivered by such Seller and constitutes a legal, valid and binding obligation of such Seller enforceable against such Seller in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors generally, or by general principles of equity.

                 4.32 No Conflict or Violation. The execution and delivery of this Agreement, the consummation of the transactions contemplated by this Agreement and the fulfillment of the terms of this Agreement by such Seller (a) do not and will not constitute a breach of, or constitute an event, occurrence, condition or act which is or, with the giving of notice or the lapse of time, would become, a default under, or result in the acceleration of any obligations under, any term or provision of, any contract, agreement, indebtedness, encumbrance, commitment, license, franchise, permit, authorization or concession to which such Seller is a party, (b) do not and will not result in a violation by such Seller of any statute, rule, regulation, ordinance, code, order, judgment, writ, injunction, decree or award, and (c) do not and will not result in an imposition of any Encumbrance on the Shares held by such Seller.

                 4.33 Consents and Approvals. Except for any approvals required under the HSR Act, no consent, approval or authorization of, or declaration, filing or registration with, any Governmental Authority or other Person is required to be made or obtained by such Seller in connection with the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby.

                 4.34 No Proceedings. To the knowledge of such Seller, there is no action, order, writ, injunction, judgment or decree outstanding, or claim, suit, litigation, proceeding, arbitral action or investigation pending, or threatened or anticipated, relating to or affecting in any adverse manner the transactions involving such Seller contemplated by this Agreement.

                 4.35 No Encumbrances. On the Closing Date, each Seller shall own all of the Shares issued in his, her or its name and set forth opposite his, her or its name on Exhibit A free of any Encumbrance and subject to no restriction with respect to transferability, other than restrictions generally applicable under federal or state securities laws.


                                   ARTICLE 5
                    REPRESENTATIONS AND WARRANTIES OF BUYER

                 Buyer hereby represents and warrants to Sellers as follows:

                 5.1 Organization and Good Standing. Buyer is a Delaware corporation, duly organized, validly existing and in good standing under the laws of the state of Delaware.

                 5.2 Authorization; Binding Effect. Buyer has all necessary power and authority to execute and deliver this Agreement, to consummate the transactions contemplated by this Agreement and to perform its obligations under this Agreement. Copies of all resolutions of the board of directors of Buyer with respect to the transactions contemplated by this Agreement, certified by the Secretary or an Assistant Secretary of Buyer, in form satisfactory to counsel for Sellers, have been delivered to Sellers. This Agreement has been duly executed and delivered by Buyer and constitutes a legal, valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors generally, or by general principles of equity.

                 5.3 No Conflict or Violation. The execution and delivery of this Agreement, the consummation of the transactions contemplated by this Agreement and the performance by Buyer of its obligations under this Agreement do not, and will not, result in (a) a violation of or a conflict with any provision of the Certificate of Incorporation, Bylaws or other organization certificates or documents of Buyer, (b) a breach of, or constitute an event, occurrence, condition or act which is, or with the giving of notice or the lapse of time would become, a default under, or result in the acceleration of any obligation under, any term or provision of any contract, agreement, indebtedness, lease, commitment, license, franchise, permit, authorization or concession to which Buyer is a party or (c) a violation by Buyer of any statute, rule, regulation, ordinance, code, order, judgment, writ, injunction, decree or award.

                 5.4 Consents and Approvals. Except as required under the HSR Act and as otherwise set forth on Schedule 5.4, no consent, approval or authorization of, or declaration, filing or registration with, any Governmental Authority or other Person is required to be made or obtained by Buyer in connection with the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby.

                 5.5 No Proceedings. There is no action, order, writ, injunction, judgment or decree outstanding or claim, suit, litigation, proceeding, arbitral action or investigation pending, or to the knowledge of Buyer, threatened or anticipated against, relating to or affecting in any materially adverse manner the transactions contemplated by this Agreement.

                 5.6 No Brokers. Except for the obligation of IDEX to Richland-Gordon, which obligation is the sole responsibility of and shall be paid for by IDEX, neither Buyer nor IDEX has entered into or will enter into any agreement, arrangement or understanding with any Person which will result in the obligation to pay any finder's fee, brokerage commission or similar payment in connection with the transaction contemplated hereby.

                 5.7 Acquisition for Investment. The Shares to be purchased pursuant to the terms of this Agreement will be acquired by Buyer for investment for its own account and not with a view to a distribution or resale of any of such Shares. Each certificate representing the Shares shall bear a legend in substantially the following form (as well as any other legend required by any applicable blue sky or other state securities law):

                          "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN
                 REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAW. THE SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF EXEMPTION THEREFROM UNDER SAID ACT OR THE RULES AND REGULATIONS PROMULGATED THEREUNDER, OR UNDER ANY STATE SECURITIES LAW."

                                   ARTICLE 6
                            COVENANTS AND CONDUCT OF
                          THE PARTIES PRIOR TO CLOSING

                 The Corporation covenants with Buyer (with respect to each of Sections 6.1 through 6.8), each Seller severally (but not jointly) covenants with Buyer (with respect to Sections 6.4, 6.5(h), 6.6 and 6.9 only), and Buyer covenants with the Corporation and each Seller, as follows:

                 6.1 Investigation by Buyer. During the period beginning on the date of this Agreement and ending on the Closing Date, Buyer and each Representative of Buyer may continue to conduct, at its own expense and during regular business hours, a due diligence review of the Corporation and each Subsidiary. Subject to the foregoing, Buyer and each Representative of Buyer shall be granted full access to all Current Real Property in connection with such due diligence review. In connection with such due diligence review (including, without limitation, the Pre-Acquisition Financial Review), the Corporation and each Subsidiary, and each Representative of the Corporation and each Subsidiary, shall, upon reasonable prior notice, (a) cooperate with Buyer and each Representative of Buyer, (b) provide all information, and all documents and other data relating to such information, reasonably requested by Buyer or any Representative of Buyer and (c) permit Buyer and each Representative of Buyer to inspect any assets of the Corporation and each Subsidiary.

                 6.2 Environmental Audits. In addition to any environmental investigations and audits conducted by Buyer or its Representatives with Sellers' approval prior to the date of this Agreement, Buyer shall, at Buyer's sole expense, be permitted to cause further environmental audits of the Real Property to be conducted assessing the presence and or disposition of Hazardous Substances and compliance with Environmental Laws; provided, however, that Buyer will not conduct or cause to be conducted any "Phase II" environmental audits or other invasive testing procedures without the express prior written consent of Seller's Agent.
Subject to the foregoing, and to the provisions of Section 6.1, the Corporation and each Subsidiary hereby grants a license to Buyer's qualified environmental consultants to enter upon the Real Property, upon giving the Corporation, or any Subsidiary reasonable notice, with men and materials to conduct such environmental audits. Buyer covenants and agrees that it will not contact any Governmental Authority or any other Person regarding, or convey to prior to Closing, any information derived from environmental investigations and audits conducted by or on behalf of Buyer.

                 6.3 Matters Relating to Real Property. The Corporation and each Subsidiary has delivered, or will prior to Closing deliver, to Buyer
(a) copies of all existing policies of title insurance which are in full force and effect and (b) to the extent within the reasonable control of the Corporation or any Subsidiary, evidence sufficient to cause the deletion of all Prohibited Exceptions from each title insurance commitment or title opinion obtained by Buyer with respect to the Current Real Property.

                 6.4 Consents and Best Efforts. Buyer, each Seller and the Corporation shall cooperate with each other to make all filings required under the HSR Act within two (2) days after the execution and delivery of this Agreement. In addition, as soon as practicable, Buyer, the Corporation, each Subsidiary and each Seller, as applicable, shall commence all reasonable actions to obtain all other consents, approvals, permits and agreements of, to give all notices to, and to make all filings with, any Person as may be necessary to be obtained, given or made by each of them, to authorize, approve or permit the full and complete sale, conveyance, assignment or transfer of the Shares, free of all Encumbrances, on or before the Closing Date.

                 6.5 Conduct of Business by the Corporation and Sellers Pending Closing. From the date of this Agreement through the Closing Date, and except as otherwise specifically provided in this Agreement or consented to or approved by Buyer in advance in writing (which approval shall not be unreasonably withheld), the Corporation, each Subsidiary and each Seller (with respect to Section 6.5(h) only) shall conform to the following:

                 (a) The Corporation and each Subsidiary shall carry on its business substantially in the same manner as heretofore conducted and shall not engage in any transaction or activity, enter into any agreement or make any commitment except in the ordinary course of business.

                 (b) No change or amendment shall be made in or to the certificate or articles of incorporation or other governing or organizational charter or instruments of the Corporation or any Subsidiary.

                 (c) The Corporation shall not declare, pay or set aside for payment any dividend or other distribution (whether in cash, stock or property) with respect to its capital stock or directly or indirectly redeem, purchase or otherwise acquire any shares of its capital stock.

                 (d) The Corporation and each Subsidiary shall use its best efforts to preserve its corporate existence and business organization intact and to preserve its properties, assets and relationships with its employees, suppliers, customers and others with whom it has business relations.

                 (e) Except for contracts or commitments made in the ordinary course of business of the Corporation and each Subsidiary, and except as contemplated by Section 10.8, no contracts or commitments shall be entered into by or on behalf of the Corporation or any Subsidiary. No amendments or changes shall be made to any of the Contracts.

                 (f) Neither the Corporation nor any Subsidiary shall (i) grant any increase in compensation, other than normal merit and cost-of-living increases to employees who are not officers of the Corporation or any Subsidiary, or (ii) enter into, or amend in any respect, any Employee Plans or Employee Contracts.

                 (g) Neither the Corporation nor any Subsidiary shall create, incur, assume or guarantee or otherwise become liable with respect to any indebtedness other than in the ordinary course of business of the Corporation or such Subsidiary. Neither the Corporation nor any Subsidiary shall alter, amend or otherwise modify the terms or conditions of the Closing Date Funded Debt.

                 (h) None of the Corporation, any Subsidiary or any Seller shall take any action which would cause, or fail to take any action the failure of which would cause, any representation or warranty of the Corporation or any Seller in this Agreement to be breached or to be or become untrue in any material respect.

                 (i) The Corporation shall, on the Closing Date, pay the Management Bonuses and amounts due under the Godiva Commitment.

                 6.6 Notification of Certain Matters. The Corporation and each Seller shall give prompt notice to Buyer, and Buyer shall give prompt written notice to the Corporation and Sellers of (a) the occurrence, or failure to occur, of any event which occurrence or failure would be likely to cause any of their respective representations or warranties contained in this Agreement to be breached or to be or become untrue or inaccurate in any material respect any time from the date of this Agreement to the Closing Date and (b) any failure of any of them to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it or him under this Agreement.

                 6.7 Delivery of Interim Financial Statements. Within fifteen (15) business days after the end of each month after the execution of this Agreement and prior to the Closing Date, the Corporation shall deliver or cause to be delivered to Buyer monthly and year-to-date interim financial statements of the Corporation and its Subsidiaries; provided that the Corporation shall have forty-five (45) business days after the end of each month to provide such interim financial statements with respect to the U.K. Subsidiaries only. Upon delivery, such year-to-date interim financial statements shall automatically become and be deemed to be Interim Financial Statements for purposes of this Agreement.

                 6.8 Covenants of Certain Others. Each of HFP, HMTC and each officer identified in Section 8.10 shall execute and deliver to Buyer on the Closing Date the Restrictive Covenants Agreement in the form attached to this Agreement as Exhibit 8.10.

                 6.9      Distributions; Related Person Transactions; Brokers.
(a)  Each Seller severally (but not jointly) covenants and agrees that:

                 (i) To the extent, if any, that such Seller received any dividend or other distribution on or with respect to any of the Shares during the period from January 1, 1994 through the Closing Date, such Seller shall promptly upon request of Buyer pay to Buyer an amount equal to the amount of such dividend or distribution;

                 (ii) To the extent, if any, that such Seller or any Affiliate of such Seller is a party as of the Closing Date to any Related Person transaction (as defined in Section 4.16 and including, without limitation, the Stockholders Agreement dated April 6, 1987 disclosed on
Schedule 4.6), all rights of such Seller or such Affiliate under or in connection with any such Related Person transaction shall automatically terminate as of the Closing Date, except that this sentence shall not apply to the Employee Contracts set forth in Schedule 4.21; it being understood that all accrued management fees (plus miscellaneous expenses) owing to McBain, Rose Partners and accrued through the Closing shall be paid by the Corporation at or prior to Closing against delivery of a receipt in form reasonably satisfactory to Buyer to the effect that all obligations of any nature whatsoever to McBain, Rose partners have been fully paid.

                 (iii) To the extent, if any, that such Seller caused the Corporation or any Subsidiary or Buyer to become obligated in any way for a broker or finders or other similar fee arising out of or in connection with the transactions contemplated by this Agreement, such Seller shall, after the Closing, indemnify and hold the Corporation, each Subsidiary and Buyer harmless from and against any and all such liability.

                 (iv) To the extent, if any, that there are, after the Closing, any outstanding options, warrants, rights, contracts, commitments, understandings or arrangements by which the Corporation is bound to issue any capital stock of the Corporation or any unpaid Management Bonus or Godiva Commitment in excess of the $452,580 and $180,000 referred to in Sections 1.1(x) and 1.1(q), respectively, each Seller shall severally reimburse Buyer for the excess proceeds received by such Seller (calculated as the excess amount such Seller received over the amount that such Seller would have received if such options, warrants, rights, contracts, commitments, understandings or arrangements had been fully exercised prior to Closing, or to the extent of any such Management Bonus or Godiva Commitment so owed after the Closing) divided pro rata based on stock ownership prior to the Closing among the Sellers.

                 (b) Buyer covenants and agrees that, to the extent, if any, that Buyer caused any Sellers to become obligated in any way for a broker or finder fee or other similar fee arising out of or in connection with the transactions contemplated by this Agreement, Buyer shall, after the Closing Date, indemnify and hold each Seller harmless from and against any and all such liability.


                                   ARTICLE 7
                       CONDITIONS TO SELLERS' OBLIGATIONS

                 The obligation of Sellers to consummate the transaction contemplated by this Agreement is subject to the satisfaction or, in the discretion of Sellers, waiver, on or prior to the Closing Date, of each of the following conditions:

                 7.1 Representations, Warranties and Covenants. All representations and warranties of Buyer contained in this agreement shall be true and correct in all material respects at and as of the Closing Date, except as and to the extent that the facts and conditions upon which such representations and warranties are based are expressly required or permitted to be changed by the terms of this Agreement, and Buyer shall have performed in all material respects all agreements and covenants required by this Agreement to be performed by it prior to or at the Closing Date.

                 7.2 Consents, Approvals and Filings. All consents, authorizations and approvals from, and all declarations, filings and registrations with, any Person required to consummate the transactions contemplated by this Agreement shall have been obtained or made.

                 7.3 No Proceedings. No action, order, writ, injunction, judgment or decree shall be outstanding, and no claim, suit, litigation, proceeding, arbitral action or investigation shall be pending, threatened or anticipated against Buyer, Sellers, the Corporation or any Subsidiary, seeking to enjoin, or materially adversely affecting, the transactions contemplated by this Agreement.

                 7.4 Closing Certificate. Buyer shall have furnished Sellers with a certificate of an officer of Buyer, in form and substance satisfactory to Sellers, to evidence compliance with the conditions set forth in this Article 7.

                 7.5 Legal Opinion. Sellers shall have received an opinion of Hodgson, Russ, Andrews, Woods & Goodyear, substantially in form and substance as set forth in Exhibit 7.4.

                 7.6 HSR Act. The applicable waiting period, including any extensions thereof, under the HSR Act shall have expired or been terminated and no action shall have been taken by the Federal Trade Commission or the Antitrust Division of the Justice Department to prevent the consummation of the transactions contemplated by this Agreement.

                 7.7 TCW Warrants. TCW shall have transferred to Buyer all Warrants, or shall have exercised the Warrants and transferred to Buyer all Shares issued in respect thereof in accordance with Section 3.3, or shall have otherwise surrendered the Warrants for cancellation, in exchange for the payment by Buyer described in Section 2.4.


                                   ARTICLE 8
                       CONDITIONS TO BUYER'S OBLIGATIONS

                 The obligation of Buyer to consummate the transaction contemplated by this Agreement is subject to the satisfaction or, in the discretion of Buyer, waiver, on or prior to the Closing Date, of each of the following conditions:

                 8.1 Representations, Warranties and Covenants. All representations and warranties of Sellers, together with representations and warranties contained in any certificate or certificate(s) delivered by certain executive officers pursuant to Article 4B, and the Corporation contained in this Agreement shall be true and correct in all material respects at and as of the Closing Date, except as and to the extent that the facts and conditions upon which such representations and warranties are based are expressly required or permitted to be changed by the terms of this Agreement, and the Corporation and Sellers shall have performed in all material respects all agreements and covenants required by this Agreement to be performed by them prior to or at the Closing Date.

                 8.2 Consents, Approvals and Filings. All consents, authorizations and approvals from, and all declarations, filings and registrations with, any Person required to consummate the transactions contemplated by this Agreement shall have been obtained or made.

                 8.3 No Proceedings. No action, order, writ, injunction, judgment or decree shall be outstanding, and no claim, suit, litigation, proceeding, arbitral action or investigation shall be pending, threatened or anticipated against Buyer, Sellers, the Corporation or any Subsidiary, seeking to enjoin, or materially adversely affecting, the transactions contemplated by this Agreement.

                 8.4 No Interruption or Adverse Change. (a) No interruption of suspension of the Business as now conducted shall have occurred or, to the knowledge of the Corporation, any Subsidiary or any Seller, been threatened, and (b) no material adverse change in the business, prospects, assets or financial condition of the Corporation and its Subsidiaries, taken as a whole, shall have occurred or, to the knowledge of the Corporation, any Subsidiary or any Seller, been threatened

                 8.5 Closing Certificate. The Corporation and each Seller shall have furnished Buyer with a certificate to evidence compliance with the conditions required to be fulfilled by it as set forth in this Article 8 (which, as to each Seller, shall include certification only as to the representations, warranties and covenants of such Seller).

                 8.6 Legal Opinion. Buyer shall receive (a) a favorable opinion from Latham & Watkins, counsel to the Corporation and Sellers, substantially in form and substance as set forth in Exhibit 8.6(a) and (b) favorable opinions from local counsel to the U.S. Subsidiaries, substantially in the form of Exhibit 8.6(b).

                 8.7 Resignations. At the Closing, all directors of the Corporation and each Subsidiary (other than the Virgin Island resident directors of Hale Products International Inc. and other than, in the discretion of Buyer, the directors of the U.K. Subsidiaries) shall submit their resignations from their respective boards dated as of the Closing Date.

                 8.8 HSR Act. The applicable waiting period, including any extensions thereof, under the HSR Act shall have expired or been terminated and no action shall have been taken by the Federal Trade Commission or the Antitrust Division of the Justice Department to prevent the consummation of the transactions contemplated by this Agreement.

                 8.9      [Reserved]

                 8.10 Restrictive Covenants Agreements. Each of HFP, HMTC, Peter J. Andrews, John J. O'Grady, Jr., Dale M. Clements, Michael R. Macomson, Jr., Alex G. Tyshovnytsky, Garry S. Barber, Michael J. Brayne and Kurt H. C. Bottcher shall have executed and delivered a Restrictive Covenants Agreement substantially in the form attached to this Agreement as Exhibit 8.10.

                 8.11 Terms of Closing Date Funded Debt. There shall have been no change in the terms and conditions of the Closing Date Funded Debt.

                 8.12 TCW Warrants. TCW shall have transferred to Buyer all warrants, or shall have exercised the Warrants and transferred to Buyer all Shares issued in respect thereof in accordance with Section 3.3, or shall have otherwise surrendered the Warrants for cancellation, in exchange for the payment by Buyer described in Section 2.4.

                 8.13 Certificates Pursuant to Article 4(B) and Additional Matters. Each of Peter J. Andrews, John J. O'Grady, Jr., Dale M. Clements, Alex G. Tyshovnytsky, Michael R. Macomson, Jr., Garry S. Barber, Louis J. Evangelista, Jr., Michael J. Brayne, Timothy Lamley and Kurt Bottcher shall have executed and delivered to Buyer a certificate, dated the Closing Date, in substantially the same form and content as delivered on the date of this Agreement pursuant to Article 4(B) and additionally certifying (a) that the Closing Date Cash is at least $2,500,000 and the amount thereof, (b) the principal balance of the Closing Date Funded Debt and (c) that the Corporation and the Subsidiaries have paid accounts payable in the ordinary course of business.

                                   ARTICLE 9
              CONFIDENTIALITY; INDEMNIFICATION; FURTHER ASSURANCES

                 9.1 Confidentiality Agreement. Each Seller and each other Person who has executed this Agreement has had access to, and has in varying degrees gained knowledge with respect to, the Business of the Corporation and its Subsidiaries, its trade secrets, financial results and information, processes and techniques, technical production and cost data, methods of doing business and information concerning customs and suppliers, and other valuable and confidential information relating to the business of the Corporation and its Subsidiaries (the "Confidential Information"). Each Seller and each such other Person acknowledges that unauthorized disclosure or misuse of the Confidential Information could cause irreparable damage to the Corporation, the Subsidiaries and Buyer subsequent to the Closing, and agrees that covenants by Sellers not to make unauthorized disclosures of the Confidential Information are essential to the growth and stability of the business of the Corporation, the Subsidiaries and Buyer. Accordingly, each Seller and each such other Person agrees that none of them will use or disclose any Confidential Information obtained in the course of their past connection with the Business of the Corporation and its Subsidiaries, other than information generally available to the public through sources other than Sellers and each such other Person.

                 Nothing in this Section 9.1 shall prevent any Seller or such other Person from disclosing or using any such information as may be reasonably necessary (i) in connection with any lawsuit or arbitration arising out of this Agreement, (ii) in connection with any judicial or administrative filing, investigation or proceeding or otherwise with or by a governmental agency or
(iii) as otherwise may be required by law.  The covenants contained in this
Section 9.1 shall expire on the third anniversary of the date of this Agreement.

                 Notwithstanding the foregoing, Angus McBain, Walter Rose and McBain Rose Partners shall be entitled to use or disclose information relating to the background of the Corporation, description of the Business, historical investment and sale terms (including capital structure and valuation information), and summary financial information of the Corporation (not substantially exceeding in detail or scope the information customarily presented on the "Selected Financial Data" page of a prospectus, as specified under Item 301 of Regulation S-K of the Securities and Exchange Commission) for periods prior to the Closing Date, whether or not such information constitutes Confidential Information hereunder, provided that the purpose of such disclosure or use is not to compete with the Corporation or its Business and not to assist any competitor of the Corporation.

                 9.2      Survival and Indemnifications.

                 (a) Survival of Representations, Warranties and Covenants. All statements contained in the disclosure schedules or in any certificate or instrument or conveyance delivered by or on behalf of the parties pursuant to this Agreement (including, without limitation, the certificates delivered under Article 4(B) and Section 8.13) or in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the party or parties hereunder. The representations and warranties of the Corporation, each Seller and Buyer (or other signatories) contained herein (or in such other documents), and the covenants of the Corporation and each Seller contained in Sections 2.3, 6.1, 6.2, 6.3, 6.4, 6.5(h), 6.6, 6.7 and 6.8 shall not survive the Closing, and from and after the Closing, no party hereto and no signatory to any such other document shall have any liability to any other party with respect to such representations and
warranties and specified covenants.   All covenants by the Corporation, each
Seller and Buyer contained in Section 1.5, Article 2 (other than Section 2.3), Sections 6.5 (other than Section 6.5(h)) and 6.9, Article 9 and Article 10 of this Agreement shall survive the Closing Date (but with respect to Section 6.9(a)(iv), shall survive for a period of only twelve (12) months following Closing Date), and the covenants contained in the Confidentiality Letter referred to in Section 10.12 shall survive any termination of this Agreement.

                 (b) Indemnification by Sellers. Each Seller (severally with respect to all obligations of such Seller hereunder) hereby agrees to defend, indemnify and hold harmless Buyer (before and after the Closing) and the Corporation and each Subsidiary (after the Closing only) from, against and in respect of any and all loss, liability, deficiency or damage suffered or incurred by Buyer (before or after the Closing), and by the Corporation and each Subsidiary (after the Closing only), by reason of the breach of nonfulfillment of any covenant or agreement by such Seller contained in Sections 1.5, 2.1, 2.5, 3.2, 6.4 and 6.9, Article 9 and Sections 10.5 and 10.8 of this Agreement, and any and all actions, suits, proceedings, claims, demands, assessments, judgments, costs and expenses (including, but not limited to, legal and experts' fees and expenses) incident to any of the foregoing. In no event, however, shall any Seller be obligated to indemnify Buyer or the Corporation for any amount in excess of the pro rata portion of the Purchase Price actually (or, if the Closing occurred, which would have been) received (Transaction Costs being deemed to be received for purposes of this sentence) by Seller hereunder.

                 (c) Indemnification by Corporation. The Corporation (with respect to all obligations of the Corporation prior to Closing) hereby agrees to defend, indemnify and hold harmless Buyer from, against and in respect of any and all loss, liability, deficiency or damage suffered or incurred by Buyer by reason of the breach or nonfulfillment of any covenant or agreement by the Corporation contained in Sections 2.3, 6.1, 6.2, 6.4, 6.5(g),
6.7 and 6.9, Article 9 and Sections 10.5 and 10.8 of this Agreement, and any and all actions, suits, proceedings, claims, demands, assessments, judgments, costs and expenses (including, but not limited to, legal and experts' fees and expenses) incident to any of the foregoing.

                 (d) Indemnification by Buyer. Buyer hereby agrees to indemnify and hold harmless Sellers from, against, and in respect of any and all loss, liability, deficiency or damage suffered or incurred by Sellers resulting from the breach or nonfulfillment of any covenant or agreement by Buyer contained in Article 2, Article 6, Article 9 and Article 10 of this Agreement, and any and all actions, suits, proceedings, claims, demands, assessments, judgments, costs and expenses, (including, but not limited to, legal fees and expenses) incident to any of the foregoing.

                 (e)      Third-Party Claims.

                          (i)     Except as otherwise specifically provided in
this Agreement, in order for Buyer, the Corporation, any Subsidiary, or Sellers, as the case may be, to be entitled to any indemnification provided hereunder, in respect of, arising out of, or involving a claim made by any Person other than Buyer or Sellers against any indemnified party, the indemnified party must notify the indemnifying party in writing of such claim within twenty (20) days after receipt by the indemnified party of written notice of such claim. Thereafter, the indemnified party shall deliver to the indemnifying party, within twenty (20) days after receipt by the indemnified party, copies of all further notices relating to such claim.

                 (ii) If a third-party claim is made for which Buyer or any Seller is entitled to indemnification pursuant to this Article 9, the indemnifying party will be entitled to assume primary responsibility for the defense of such claim with counsel selected by the indemnifying party, provided such counsel is not reasonably objected to by the indemnified party. Should the indemnifying party assume the defense of such claim, the indemnifying party will not be liable to the indemnified party for any legal expenses subsequently incurred by the indemnified party in connection with the defense of such claim.

                 (iii) If the indemnifying party assumes the defense of a third-party claim as set forth in this Section 9.2(d), then (A) in no event will an indemnified party admit any liability with respect to, or settle, compromise or discharge, any such claim without the indemnifying party's prior written consent, and (B) each indemnified party shall be entitled to participate in, but not control, the defense of such claim with its own counsel at its own expense. If the indemnifying party does not assume the defense of any such claim, an indemnified party may defend such claim in a manner as it may deem appropriate (including, but not limited to, settling such claim, after giving twenty (20) days prior written notice of such settlement to the indemnifying party, on such terms as the indemnified party may deem appropriate).

                 (iv) In the event that any claim for indemnification is made with respect to any third-party claim pursuant to this Section 9.2(d), (A) the party assuming primary responsibility for the defense of such claim shall at all times keep the other party informed as to the status of such claim, and
(B) the party not primarily responsible for the defense of such claim shall cooperate fully with the other party in connection with such defense.

                 (f) Liability of each Seller Several and Not Joint; Sole Remedy. All obligations of Sellers under this Agreement shall be several and not joint, and each Seller shall be obligated to indemnify Buyer under this Agreement only for those losses, liabilities, deficiencies or damages arising by reason of such Seller's breach, if any. No Seller shall have any liability for the representations, warranties, covenants or other obligations of any other Seller or of the Corporation contained in this Agreement. The right of indemnification set forth in this Section 9.2 shall be the sole remedy of any party for any breach of a covenant contained herein. In the event that, for any reason, Closing does not occur hereunder, no party shall have any liability to any other for a breach of covenant other than for an intentional breach of those covenants contained in Section 2.1, 2.2, 2.3, 2.4, 3.2, 6.1, 6.2, 6.4, 6.5(g), 6.9, Article 9 or Sections 10.5 or 10.8, and no party (nor any signatory to any certificate or instrument or conveyance delivered hereunder) shall have any liability to any other for a breach of representation or warranty hereunder.

                 9.3 Further Assurances. Both before and for a reasonable period of time after the Closing Date, each party will cooperate in good faith with each other party and will take all appropriate action and execute any agreement, instrument or other writing of any kind which may be reasonably necessary or advisable to carry out and confirm the transactions contemplated by this Agreement (including, but not limited to, obtaining consents or approvals from any Person for the transfer of the Shares that are transferred subject to consents or approvals being obtained).

                 9.4 Liability of Sellers in Certain Circumstances. Notwithstanding anything herein contained in this Article or in this Agreement to the contrary, including without limitation this Article 9 and Section 6.9(iv), each Seller, for purposes of the obligation under Section 6.9(iv), shall be liable pro rata for TCW's pro rata share of the proceeds as if in fact such Seller had received TCW's share of the proceeds.


                                   ARTICLE 10
                                 MISCELLANEOUS


                 10.1 Termination. This Agreement may be terminated at any time prior to the Closing Date as follows:

                 (a) By mutual written agreement of Buyer and Sellers;

                 (b) By Buyer or Sellers holding a majority of the Shares by written notice to the other in the event that all approvals under the HSR Act have not been obtained, or the Closing Date has not occurred for any other reason, on or prior to June 15, 1994, but only if the terminating party (which, in the case of Sellers, shall mean each and every Seller) is not in material and intentional breach of, or default under, any covenant required to be performed by such party, under this Agreement.

                 In the event of the termination of this Agreement by any party as provided in the preceding sentence, no party shall have any liability hereunder of any nature whatsoever, other than for any breach of any covenant contained in this Agreement which occurs prior to such termination, or for any breach of the Confidentiality letter referred to in Section 10.12. In the event that a condition precedent to any party's obligations is not satisfied or waived, nothing contained in this Agreement shall be deemed to require any party to terminate this Agreement, rather than to waive such condition precedent and proceed with the Closing; provided, however, that the Closing of this Agreement notwithstanding a party's actual knowledge of the failure of a condition constitutes a waiver by that party of such condition and of any claim or right relating to the subject matter of any such condition.

                 10.2 Notices. Unless otherwise provided in this Agreement, any notice, request, instruction or other communication to be given hereunder by any party to the other shall be in writing and (a) delivered personally, (b) mailed by first- class mail, postage prepaid, (such mailed notice to be effective four days after the date it is mailed) or (c) sent by facsimile transmission, with a confirmation sent by way of one of the above methods, as follows:

                          If to Management Sellers, addressed to:

                          Hale Products, Inc.
                          700 Spring Mill Avenue
                          Conshohocken, Pennsylvania 19428
                          Attn:  Peter J. Andrews
                                 Dale M. Clements
                                 John J. O'Grady, Jr.

                          If to any other Seller, addressed to:

                          HFP Partners, L.P.
                          355 South Grand Avenue, 42nd Floor
                          Los Angeles, California 90071

                          With a copy to:

                          Latham & Watkins
                          Attn:  Robert A. Koenig, Esq.
                          633 West Fifth Street, Suite 4000
                          Los Angeles, California  90071
                          Telephone:  (213) 485-1234
                          Telecopier:  (213 891-8763

                          If to Buyer, addressed to:

                          IDEX Corporation
                          630 Dundee Road, Suite 400
                          Northbrook, Illinois 60065
                          Attn:  Donald N. Boyce
                                    Wayne P. Sayatovic
                          Telephone:  (708) 498-7070
                          Telecopier:  (708) 498-3940

                          With a copy to:

                          Hodgson, Russ, Andrews, Woods & Goodyear
                          Attn:  Richard E. Heath, Esq.
                                 David V.L. Bradley, Esq.
                                 Frank J. Notaro, Esq.
                          1800 One M & T Plaza
                          Buffalo, New York 14203
                          Telephone:  (716) 856-4000
                          Telecopier:  (716) 849-0349


Any party may designate in a writing to any other party any other address or telecopier number to which, and any other Person to whom or which, a copy of any such notice, request, instruction or other communication should be sent.

                 10.3 Arbitration. Except as provided for in Section 10.7, any controversy arising after the Closing out of or relating to this Agreement (including, without limitation, pursuant to Section 9.2), or relating to the breach hereof, or any cause of action arising from the acquisition of the Shares, shall be settled by arbitration conducted in Chicago, Illinois by a panel of three (3) impartial arbitrators selected by the attorneys for the respective parties, and otherwise conducted in accordance with the Commercial Arbitration Rules of the American Arbitration Association then in effect. The award rendered by the arbitrators shall be final and judgment upon the award rendered by the arbitrators may be entered upon it in any court having jurisdiction thereof. The arbitrators shall possess the powers to issue mandatory orders and restraining orders in connection with such arbitration. The expenses of the arbitration shall be borne by the losing party unless otherwise allocated by the arbitrators. The agreement to arbitrate shall be specifically enforceable under the prevailing arbitration law. During the continuance of any arbitration proceedings, the parties shall continue to perform their respective obligations under this Agreement.

                 10.4 Knowledge. For purposes of this Agreement, "knowledge" with respect to the Corporation, any Subsidiary or any Seller shall mean (except as otherwise provided in the immediately succeeding sentence) actual knowledge, information or belief, as appropriate to the context of the statement in which the term is used, of any individual Seller or any officer, director or Representative of the Corporation, any Subsidiary or any Seller which is a partnership or a corporation, after having made due inquiry of the appropriate employees or records of the Corporation, any Subsidiary or Sellers with respect to the matters which are relevant to the representation, warranty, covenant or agreement being made or given.

                 10.5 Public Statements. Sellers and Buyer agree to consult with each other and to cooperate, both prior to and after the Closing, in issuing any press releases or otherwise making public statements with respect to the transactions contemplated by this Agreement, and, except as Buyer's counsel may advise in writing is otherwise required by law or the rules of the New York Stock Exchange as applicable to Buyer, no press release or other public statements shall be issued without the joint consent of Buyer and Sellers. Notwithstanding the foregoing, Buyer shall not, without the express written consent of Angus McBain or Walter Rose, use either of their names or the names of McBain, Rose Partners for any press release or public statement.

                 10.6 Choice of Law. This Agreement shall be construed, interpreted and the rights of the parties determined in accordance with the laws of Illinois, without regard to principles of conflicts of law, except that, with respect to matters of law concerning the internal corporate affairs of any corporate entity which is a party to or the subject of this Agreement, the law of the jurisdiction under which the respective entity was organized shall govern.

                 10.7 Equitable Remedies. Because a remedy at law for any breach of the provisions of Section 9.1 will be inadequate, in addition to all other remedies available to Buyer, Buyer (from and after the Closing) shall have the remedies of a restraining order, injunction or other equitable relief to enforce the provisions hereof. The parties hereto hereby agree that the issues in any action brought under Section 9.1 will be limited to claims under such section. All expenses, including, without limitation, attorneys fees and expenses, arising out of claims under Section 9.1, or under any other provision of this Agreement, shall be borne by the losing party to the fullest extent permitted by law.

                 10.8 Expenses. Except as otherwise provided in this Agreement, each of the Corporation, Sellers and Buyer shall pay its own legal, accounting and other expenses incident to this Agreement; provided, however, that the Corporation shall pay all of Sellers' reasonable legal and accounting fees and other miscellaneous expenses (including, without limitation, pursuant to Section 2.3(b)) incident to this Agreement and incurred prior to Closing (based on customary hourly rates). All such costs and expenses of Sellers which exceed the stated maximum amount shall be paid by Sellers.

                 10.9 Titles. The headings of the articles and sections of this Agreement are inserted for convenience of reference only and shall not affect the meaning or interpretation of this Agreement.

                 10.10 Waiver. No failure of Sellers or Buyer to require, and no delay by Sellers or Buyer in requiring, the other to comply with any provision of this Agreement shall constitute a waiver of the right to require such compliance. No failure of the Sellers or Buyer to exercise, and no delay by the Sellers or Buyer in exercising, any right or remedy under this Agreement shall constitute a waiver of such right or remedy. No waiver by the Sellers or Buyer of any right or remedy under this Agreement shall be effective unless made in writing. Any waiver by the Sellers or Buyer of any right or remedy under this Agreement shall be limited to the specific instance and shall not constitute a waiver of such right or remedy in the future.

                 10.11 Binding. This Agreement shall be binding upon the Corporation, Sellers and Buyer and upon each successor and assignee of the Corporation, Sellers and Buyer and shall inure to the benefit of, and be enforceable by, the Corporation, Sellers and Buyer and each successor and assignee of the Corporation, Sellers and Buyer; provided, however, that, except as provided for in the following sentence, neither the Corporation, Sellers nor Buyer shall assign any right or obligation arising pursuant to this Agreement without first obtaining the written consent of the other party. Buyer may assign all or a portion of its rights and obligations under this Agreement to one or more affiliates of Buyer, provided that Buyer shall remain liable hereunder notwithstanding any such assignment.

                 10.12 Entire Agreement. This Agreement contains the entire agreement between the Corporation, Sellers and Buyer with respect to the subject of this Agreement, and supersedes each course of conduct previously pursued, accepted or acquiesced in, and each written and oral agreement and representation previously made, by the Corporation, Sellers, McBain, Rose Partners or Buyer or their respective Representatives, with respect thereto, whether or not relied or acted upon including, without limitation, the letter from Donald N. Boyce to McBain Rose Partners dated February 22, 1994, but not including the Confidentiality Letter, dated January 13, 1994, between IDEX and the Corporation, which shall terminate only upon any Closing under this Agreement.

                 10.13 Modification. No course of performance or other conduct hereafter pursued, accepted or acquiesced in, and no oral agreement or representation made in the future, by the

Corporation, Sellers or Buyer, whether or not relied or acted upon, and no usage of trade, whether or not relied or acted upon, shall modify or terminate this Agreement, impair or otherwise affect any obligation of the Corporation, Sellers or Buyer pursuant to this Agreement or otherwise operate as a waiver of any such right or remedy. No modification of this Agreement or waiver of any such right or remedy shall be effective unless made in writing duly executed by the Corporation, Sellers' Agent and Buyer.

                 10.14 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same instrument. Any party may execute this Agreement by facsimile signature and the other parties shall be entitled to rely on such facsimile signature as evidence that this Agreement has been duly executed by such party. Any party executing this Agreement by facsimile signature shall immediately forward to the other party an original signature page by overnight mail.

                 10.15 Consent to Jurisdiction. Buyer, each Seller and the Corporation each hereby (a) consents to the jurisdiction of the United States District Court for the Northern District of Illinois or, if such court does not have jurisdiction over such matter, the applicable state court in the State of Delaware, and (b) irrevocably agrees that all actions or proceedings arising out of or relating to this Agreement shall be litigated in such court. Each of Sellers, Buyer and the Corporation accepts for himself or itself and in connection with his or its properties, generally and unconditionally, the exclusive jurisdiction and venue of the aforesaid courts and waives any defense of forum nonconveniens or any similar defense, and irrevocably agrees to be bound by any non-appealable judgment rendered thereby in connection with this Agreement. Notwithstanding anything contained in this Section 10.15, to the extent that Section 10.3 applies, it shall supersede and control the provisions of this Section 10.15.

                 IN WITNESS WHEREOF, the Corporation has caused to be executed by an officer of the Corporation, each of Sellers has executed and Buyer has caused to be executed by an officer of Buyer, on the day and year indicated at the beginning of this Agreement.


                                             BUYER:

                                HPI ACQUISITION CORP.

                                By /s/ DONALD N. BOYCE
                                  ---------------------------------
                                  Donald N. Boyce, President



                                CORPORATION:

                                HALE PRODUCTS, INC.

                                By /s/ Peter J. Andrews
                                  ---------------------------------
                                                          President

                                SELLERS:

                                HFP PARTNERS, L.P.

                                By /s/ Angus W. McBain, general partner
                                  -----------------

                                By /s/ W. B. Rose
                                  ---------------------------------
                                                              Title

                                HMTC PARTNERS, L.P.

                                By /s/ W. B. Rose , general partner
                                  ----------------



                                By /s/ Angus W. McBain, general partner
                                  ---------------------------------
                                                              Title

                                McBAIN PROFIT SHARING PLAN


                                By /s/ Angus W. McBain, Trustee
                                  ---------------------------------
                                                     , Plan Trustee

                                        KLEINWORT BENSON EUROPEAN MEZZANINE
                                        FUND, LIMITED PARTNERSHIP

                                            Kleinwort Benson
                                        By (Guernsey) Limited, general partner
                                          -------------------

                                        By Erik W. Linnes
                                          ------------------------------------
                                          Director, Kleinwort Benson Limited,
                                          Attorney in Fact for Kleinwort Benson
                                          (Guernsey) Limited              Title

/s/ WALTER B. ROSE                       /s/ H. ALFRED EBERHARDT
- - --------------------------------------   -------------------------------------
Walter B. Rose                           H. Alfred Eberhardt

/s/ JOHN J. O'GRADY, JR.                 /s/ DALE M. CLEMENTS
- - -------------------------------------    -------------------------------------
John J. O'Grady, Jr.                     Dale M. Clements

/s/ KENNETH F. HOFFMAN                   /s/ PETER HOYNASH
- - -------------------------------------    -------------------------------------
Kenneth F. Hoffman                       Peter Hoynash

/s/ MICHAEL R. MACOMSON, JR.             /s/ KURT H. C. BOTTCHER
- - -------------------------------------    -------------------------------------
Michael R. Macomson, Jr.                 Kurt H. C. Bottcher

/s/ FRED W. BUCHLER                      /s/ RICHARD E. TESKE
- - -------------------------------------    -------------------------------------
Fred W. Buchler                          Richard E. Teske

/s/ JAMES P. LONIE                       /s/ JERRY L. HOFFMAN
- - -------------------------------------    -------------------------------------
James P. Lonie                           Jerry L. Hoffman

/s/ ROBERT J. LINSTER                    /s/ DELBERT C. LUKENS, JR.
- - -------------------------------------    -------------------------------------
Robert J. Linster                        Delbert C. Lukens, Jr.

/s/ JAMES J. MAHER, JR.                  /s/ JOSEPH DAWIDZIUK
- - -------------------------------------    -------------------------------------
James J. Maher, Jr.                      Joseph Dawidziuk

/s/ HARVEY M. WALTER                       /s/ JOSEPH F. BRUCKNER
- - -----------------------------------        -----------------------------------
Harvey M. Walter                           Joseph F. Bruckner

/s/ KALMAN BROITMAN                        /s/ ALBERT P. ROMANO
- - -----------------------------------        -----------------------------------
Kalman Broitman                            Albert P. Romano

/s/ JAMES A. KAYE                          /s/ GARRY S. BARBER
- - -----------------------------------        -----------------------------------
James A. Kaye                              Garry S. Barber

/s/ GARY HANDWERK                          /s/ LEO E. KELLER
- - -----------------------------------        -----------------------------------
Gary Handwerk                              Leo E. Keller

/s/ PETER J. ANDREWS                       /s/ RITA L. BYRON
- - -----------------------------------        -----------------------------------
Peter J. Andrews                           Rita L. Byron

/s/ LOUIS J. EVANGELISTA, JR.              /s/ DEREK HALL
- - -----------------------------------        -----------------------------------
Louis J. Evangelista, Jr.                  Derek Hall

/S/ TIMOTHY LAMLEY                         /S/ A. D. MOORE
- - -----------------------------------        -----------------------------------
Timothy Lamley                             A.D. Moore

/s/ CAROLYN BELL                           /s/ ANDREW ROE
- - -----------------------------------        -----------------------------------
Carolyn Bell                               Andrew Roe

/s/ ROY PREEDY                             /s/ COLIN POMFRET
- - -----------------------------------        -----------------------------------
Roy Preedy                                 Colin Pomfret

/s/ PETER LEDGAR                           /s/ PHILLIP ROBERTS
- - -----------------------------------        -----------------------------------
Peter Ledgar                               Phillip Roberts

/s/ PETER JACKSON                          /s/ MICHAEL J. BRAYNE
- - -----------------------------------        -----------------------------------
Peter Jackson                              Michael J. Brayne

/s/ FRANK MASON                            /s/ CHRISTOPHER HILL
- - -----------------------------------        -----------------------------------
Frank Mason                                Christopher Hill

/s/ DANIEL ELWICK                          /s/ GERALD BOMSTAD, JR.
- - -----------------------------------        -----------------------------------
Daniel Elwick                              Gerald Bomstad, Jr.

/s/ ALEX G. TYSHOVNYTSKY
- - -----------------------------------        The undersigned acting individually
Alex G. Tyshovnytsky                             acknowledges and agrees to be
                                                 bound by the covenants set
                                                 forth in Section 9.1 of this
                                                 Agreement and is executing
                                                 this Agreement in an
                                                 individual capacity solely for
                                                 purposes of acknowledging his
                                                 obligations under such Section

                                           -----------------------------------
                                           Angus McBain

                                   EXHIBIT A


                                  STOCKHOLDERS



                NAME                                            SHARES                           CERTIF. NO(S).
                ----                                            ------                           --------------
         HFP Partners, L.P.1                                   189,400                                 113

         HMTC Partners, L.P.1                                   50,600                                 11

         Walter B. Rose1                                        40,000                                 111

         McBain Profit Sharing Plan1                            40,000                                 112

         H. Alfred Eberhardt                                    30,000                                  2

         John J. O'Grady, Jr.                                   10,000                                  3

         Dale M. Clements                                        7,000                                  5

         Kenneth F. Hoffman                                      7,000                                  7

         Peter Hoynash                                           4,000                                  9

         Michael R. Macomson, Jr.                               10,000                                 10

         Kurt H.C. Bottcher                                      8,527                12, 26, 27, 43, 60, 76

         Fred W. Buchler                                         2,284                13, 28, 44, 61, 77

         Richard E. Teske                                        1,632                14, 29, 45, 62, 78

         James P. Lonie                                          1,632                15, 30, 46, 63, 79

         Jerry L. Hoffman                                        1,632                16, 31, 47, 64, 80

         Robert J. Linster                                       1,305                17, 32, 48, 65, 81

         Delbert C. Lukens, Jr.                                  1,105                18, 33, 66, 82

         James J. Maher, Jr.                                       979                19, 34, 49, 67, 83

         Joseph Dawidziuk                                          979                20, 35, 50, 68, 84

         Harvey M. Walters                                         979                21, 36, 51, 69, 85

         Joseph F. Bruckner                                        979                22, 37, 52, 70, 86

         Kalman Broitman                                           979                23, 38, 53, 71, 87

         Albert P. Romano                                          879                24, 39, 54, 72

         James A. Kaye                                             979                25, 40, 55, 74, 92

         Garry S. Barber                                         5,000                               41, 115

         Gary Handwerk                                             814                                 42

         Leo E. Keller                                             514                               57, 90

                NAME                                            SHARES                           CERTIF. NO(S).
                ----                                            ------                           --------------
         Peter J. Andrews                                       20,605                               59, 95

         Rita L. Byron                                             800                               75, 91

         Louis J. Evangelista, Jr.                               2,500                                 93

         Kleinwort Benson                                       17,555                                 94
         European Mezzanine Fund
         Limited Partnership2

         Derek Hall3                                             4,682                                 96

         Timothy Lamley3                                         3,121                                 97

         A.D. Moore3                                               468                                 98

         Carolyn Bell3                                             156                                 99

         Andrew Roe3                                               156                                 100

         Roy Preedy3                                               156                                 101

         Colin Pomfret3                                            156                                 102

         Peter Ledgar3                                             156                                 103

         Phillip Roberts3                                          156                                 104

         Peter Jackson3                                            156                                 105

         Michael Brayne3                                         4,682                                 106

         Frank Mason3                                              156                                 107

         Christopher Hill3                                         156                                 108

         Daniel Elwick3                                            156                                 109

         Gerald Bomstad, Jr.                                     1,000                                 110

         Alex Tyshovnytsky                                       3,000                                 114
                                                               -------

                                                    TOTAL      479,171

                                           WARRANTS (TCW)      100,000
                                                               -------

                                                               579,171
                                                               -------
                                                               -------


1 Address is c/o McBain, Rose Partners, 355 South Grand Avenue, 42nd Floor, Los Angeles, CA 90071

2        Address is 20 Fenchurch Street, London EC3 3DB England, Attention:
         Eric Linness

3        Address is c/o Godiva Products Limited, Charles Street, Warwick CV34
         5LR England


Addresses of all other stockholders is c/o Hale Products, Inc., 700 Spring Mill Avenue, Conshohocken, Pennsylvania 19428, Attention: Peter Andrews, John J. O'Grady, Jr. and Dale M. Clements.

                                  EXHIBIT 7.5


                        LEGAL OPINION OF HODGSON, RUSS,
                           ANDREWS, WOODS & GOODYEAR

                                                   ________________, 1994



THE PARTIES LISTED ON
SCHEDULE A TO THIS LETTER
c/o HFP Partners, L.P.
355 South Grand Avenue, 42nd Floor
Los Angeles, California 90071

Ladies and Gentlemen:

                 Re:  Stock Purchase Agreement and Guaranty

                 We have acted as counsel to (1) HPI Acquisition Corporation (the "Purchaser") in connection with the execution and delivery to you by the Purchaser of a Stock Purchase Agreement dated as of May 5, 1994 (the "Agreement") and (2) IDEX Corporation (the "Guarantor") in connection with the execution and delivery to you by the Guarantor of a Guaranty Agreement dated May 5, 1994 (the "Guaranty"). This letter is being delivered to you pursuant to Section 7.5 of the Agreement.

                 The opinions set forth in this letter, whether or not qualified by the phrase "to our knowledge," are subject to the following qualifications:

                 (a) The opinions set forth in this letter are based solely upon (a) our review of, as submitted to us, (i) the Agreement, (ii) the Guaranty, (iii) the Certificate of Incorporation, By-laws and records of the corporate proceedings of each of the Purchaser and the Guarantor, (iv) the governmental certificates listed on Schedule B attached to this letter (individually a "Governmental Certificate") and (v) an Officer's Certificate, dated the date of this letter, executed by Wayne P. Sayatovic, the Vice President of the Purchaser and the Vice President of the Guarantor, (the "Officer's Certificate"), a copy of which is attached to this letter, (items
(i) through (v) being collectively the "Reviewed Documents"), (b) the current recollection of those of our present attorneys who, since January 1, 1992, have devoted substantive attention to specific legal matters as to which we have been consulted by the Purchaser or the Guarantor (the "Attorney Information") and (c) such review of published sources of law as we have deemed necessary based

______________, 1994
Page 2




solely upon our review of the Reviewed Documents and the Attorney Information. Other than our review of the Reviewed Documents, we have made no inquiry or other investigation as to any factual matter (including, but not limited to, (a) any review of any of the files and other records of the Purchaser, the Guarantor or any court or other governmental authority or (b) any review of any of our files).

                 (b) We have assumed without any inquiry or other investigation (a) the legal capacity of each natural person, (b) the satisfaction by you of each legal requirement applicable to you to the extent necessary to make the Agreement and the Guaranty enforceable against you and to enable you to enforce the Agreement against the Purchaser and to enforce the Guaranty against the Guarantor, (c) there not occurring with respect to any transaction contemplated by the Agreement or the Guaranty any mutual mistake of fact or misunderstanding, fraud, duress or undue influence or any conduct that does not comply with any requirement of good faith, fair dealing or conscionability, (d) your acting in good faith and without written notice of any valid defense available to the Purchaser or the Guarantor against the enforcement of any right granted you by the Agreement or the Guaranty, (e) there being no agreement or understanding, whether written or oral, between you and the Purchaser or the Guarantor, and there being no usage of trade or course of dealing between you and the Purchaser or the Guarantor, that would define, supplement or qualify any provision of the Agreement or the Guaranty, (f) the accuracy on the date of this letter as well as on the date stated in either Governmental Certificate of each statement as to any factual matter contained in such Governmental Certificate and the accuracy on the date of this letter as well as on the date made of each statement as to any factual matter made in any other of the Reviewed Documents and (g) the genuineness of each signature on any of the Reviewed Documents, the completeness of each of the Reviewed Documents, the authenticity of each of the Reviewed Documents submitted to us as an original, the conformity to the original of each of the Reviewed Documents submitted to us as a copy and the authenticity of the original of the Reviewed Documents submitted to us as a copy.

                 (c) We do not express any opinion concerning any law other than the law of New York, the federal law of the United States of America and the General Corporation Law of Delaware (the "DGCL").

                 (d) Any opinion set forth in this letter concerning the enforceability of any document against any party (a) means that (i) such document constitutes a binding contract of such

______________, 1994
Page 3





party under the law of the State of New York and the federal law of the United States, (ii) as to such party such document is not invalid in its entirety under such law because of a specific statutory prohibition or public policy and is not subject in its entirety to a contractual defense under such law and
(iii) subject to the following sentence, a remedy substantially enforcing the effect of such document is available under such law if such party is in material breach of a representation, warranty or covenant thereunder but (b) does not mean that (i) any particular remedy is available under such law or
(ii) every provision of such document (including, but not limited to, any provision giving a consent or waiver, granting any power of attorney or providing for indemnification or exculpation) will be upheld or enforced in any or each circumstance by a court applying such law. Furthermore, the enforceability of such document against such party may be limited or otherwise affected by (a) any bankruptcy, insolvency, reorganization, receivership, moratorium, marshaling, arrangement, assignment for benefit of creditors, fraudulent transfer, fraudulent conveyance or other statute, rule, regulation or other law affecting the rights and remedies of creditors generally, (b) any general principle of equity, whether applied by a court of law or equity, including, but not limited to, any principle (i) governing the availability of specific performance, injunctive relief or any other equitable remedy that is subject to the discretion of a court, (ii) affording any equitable defense,
(iii) requiring good faith, fair dealing and reasonableness in the performance and enforcement of a contract by a party seeking the enforcement of such contract, (iv) requiring consideration of the materiality of a breach of a contract by a party against whom or which the enforcement of such contract is sought and consideration of the consequences of such breach to a party seeking such enforcement, (v) requiring consideration at the time the enforcement of a contract is attempted of the impracticality or impossibility of the performance of such contract or (vi) affording any defense to the enforcement of a contract based upon the unconscionability of the conduct after such contract has been entered into of a party seeking such enforcement) and (c) any generally applicable rule of law that (i) limits or otherwise affects the enforcement of any provision of a contract that purports to require waiver of any obligation of good faith, fair dealing, diligence and reasonableness, (ii) provides that a forum selection clause in a contract is not necessarily binding on a court,
(iii) limits the availability of a remedy under certain circumstances where another remedy has been elected, (iv) limits the right of a creditor to use force or cause a breach of the peace in enforcing any right, (v) limits the availability of a provision releasing, exculpating or exempting a party from, or requiring indemnification of a party for, liability for its own action or

______________, 1994
Page 4




inaction, (vi) where less than all of a contract may be unenforceable, limits the enforceability of the balance of such contract to circumstances in which the unenforceable portion is not an essential part of the agreed upon exchange under such contract, (vii) governs and affords judicial discretion regarding the determination of damages and entitlement to attorneys' fees and other costs and (viii) permits a party that has materially failed to render or offer any performance required by a contract to cure such failure unless permitting such cure would unreasonably hinder the aggrieved party from making substitute arrangements for such performance or in the circumstances it was important to the aggrieved party that such performance occur by the date stated in such contract.

                 (e) Any opinion set forth in this letter (a) deals only with the specific legal issue or issues it explicitly addresses, (b) does not address any other matter and (c) does not address any legal issue arising under
(i) any statute, rule, regulation or other law relating to any securities, commodity or other future, pension, employee benefit, antitrust, unfair competition, fraudulent transfer, fraudulent conveyance, environmental, land use, subdivision, tax, copyright, racketeering, health, safety, labor, forfeiture or criminal matter or fiduciary requirement or (ii) any statute, ordinance, rule, regulation or other law of any municipality.

                 (f) We advise you that one of our general partners, Richard E. Heath, is a member of the board of directors of the Guarantor.

                 Subject to the qualifications set forth in this letter, it is our opinion that:

                 1. The Purchaser (a) is a corporation duly incorporated, validly existing and in good standing under the law of Delaware and (b) has the corporate power to execute, deliver to you and perform the Agreement.

                 2. The execution, delivery to you and performance by the Purchaser of the Agreement have been duly authorized by all necessary corporate action of the Purchaser.

                 3. The Agreement (a) has been duly executed and delivered to you by the Purchaser and (b) if it were governed by the law of New York, would be enforceable against the Purchaser.

                 4. The execution and delivery to you by the Purchaser of the Agreement do not (a) violate the Certificate of Incorporation or By-laws of the Purchaser or (b) to our

______________, 1994
Page 5




knowledge, violate any judgment, decree, or order of any court or other governmental authority applicable to the Purchaser, (c) assuming the non-existence of any judgment, decree or order that would be violated by such execution and delivery, (i) violate the DGCL or any United States federal statute, rule or regulation applicable to the Purchaser or (ii) other than any consent or approval required pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, require any consent, approval or authorization of, or filing with, any Delaware court or other Delaware governmental authority pursuant to the DGCL or any United States federal court or other United States federal governmental authority.

                 5. The Guarantor (a) is a corporation duly incorporated, validly existing and in good standing under the law of Delaware and (b) has the corporate power to execute, deliver to you and perform the Guaranty.

                 6. The execution, delivery to you and performance by the Guarantor of the Guaranty have been duly authorized by all necessary corporate action of the Guarantor.

                 7. The Guaranty (a) has been duly executed and delivered to you by the Guarantor and (b) if it were governed by the law of New York, would be enforceable against the Guarantor.

                 8. The execution and delivery to you by the Guarantor of the Guaranty do not (a) violate the Certificate of Incorporation or By-laws of the Guarantor, (b) to our knowledge, violate any judgment, decree or order of any court or other governmental authority applicable to the Guarantor, (c) assuming the non-existence of any judgment, decree or order that would be violated by such execution and delivery, (i) violate the DGCL or any United States federal statute, rule or regulation applicable to the Guarantor or (ii) other than any consent or approval required pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, require any consent, approval or authorization of any Delaware court or other Delaware governmental authority pursuant to the DGCL or any United States federal court or other United States federal governmental authority.

                 9. To our knowledge there is no pending or overtly threatened action, suit, proceeding inquiry or investigation by or before any Governmental Authority (as defined in the Agreement) that is against or involves the Purchaser or the Guarantor and that questions or challenges the validity of the Agreement or any of the transactions contemplated by the Agreement or otherwise seeks to prevent or have the effect of

______________, 1994
Page 6




preventing the consummation of the transactions contemplated thereby.

                 10. To our knowledge, no unsatisfied judgment, order, writ, injunction, decree, directive or assessment or other command of any Governmental Authority (as defined in the Agreement) that questions or challenges the validity of the Agreement or any of the transactions contemplated by the Agreement or would otherwise have the effect of preventing the consummation of the transactions contemplated thereby has been entered against or served upon the Purchaser or the Guarantor.

                 This letter is intended solely for your benefit and, without our express written consent, may not be relied upon, referred to or otherwise used by any other person or other than in connection with the Agreement and the Guaranty.

                                                   Very truly yours,

                                  HODGSON, RUSS, ANDREWS, WOODS & GOODYEAR

                                  By

                                                   Richard E. Heath

                                   SCHEDULE B

                            GOVERNMENT CERTIFICATES




                   Certificate      State                 Date
                   -----------      -----                 ----
HPI Acquisition    Good Standing    Delaware          __________, 1994
 Corporation

IDEX Corporation   Good Standing    Delaware          __________, 1994

                                 EXHIBIT 8.6(A)



                       LEGAL OPINION OF LATHAM & WATKINS

                         [OPINION OF LATHAM & WATKINS]



                                  May __, 1994

HPI Acquisition Corp.
c/o IDEX Corporation
630 Dundee Road, Suite 400
Northbrook, Illinios 60065

         Re: Sale of Stock of Hale Products, Inc. Pursuant to Stock Purchase Agreement dated May __, 1994

Ladies and Gentlemen:

         We have acted as special counsel to Hale Products, Inc., a Delaware corporation (the "Company"), HFP Partners, L.P. and HMTC Partners, L.P., each of which is a Delaware limited partnership (each a "Partnership" and collectively, the "Partnerships"), and (except as noted below) each other Seller (as defined below), in connection with the sale of the outstanding capital stock of the Company to HPI Acquisition Corp., a Delaware corporation ("Buyer") pursuant to that certain Stock Purchase Agreement dated as of May __, 1994 (the "Purchase Agreement") by and among the Company, the Partnerships, the persons and entities listed on Schedule A thereto (together with the Partnerships, the "Sellers") and Buyer. We have not, however, acted as counsel to Kleinwort Benson [need to see stock ledger for exact name] or TCW Special Placements Fund II in connection with the transactions referred to herein, and do not render any opinion on their behalf. Accordingly, as used herein, the term "Sellers" shall not include either of them. The opinions expressed below are rendered to you in accordance with Section 8.6 of the Purchase Agreement. Each of the capitalized terms used and not otherwise defined herein shall have the meanings specified in the Purchase Agreement.

         In rendering the opinions expressed below, we have examined, among other things, the following:

                 (a)      The Purchase Agreement;

                 (b) The Certificate of Incorporation, Bylaws and board resolutions relevant to the subject transactions of the Company;

                 (c) The Certificate of Limited Partnership and the Limited Partnership Agreement of each of the Partnerships (the "Partnership Agreements");

                 (d)      [The McBain Profit Sharing Plan] (the "Plan"); and

                 (e) The written contracts or agreements to which the Partnerships and the Company are parties and which are identified to us by a general partner of each Partnership or an officer of the Company (as applicable) as material to such Partnership or the Company (the "Material Agreements").

         As to certain factual matters, we have examined and with your permission have relied upon certificates and advice of public officials, certificates of the Sellers, a general partner of each Partnership and an officer of the Company, and such other documents as we have deemed necessary or appropriate in connection with this opinion. We have not reviewed the files or records of the Company or any Seller, any court or any state, county or other governmental body.

         In our examination, we have assumed the legal capacity of each natural person, the genuineness of all signatures, the authenticity of all documents submitted to us as originals, and the conformity to authentic original documents of all documents submitted to us as copies.

         We have investigated such questions of law for the purpose of rendering this opinion as we have deemed necessary. We are opining herein as to the effect on the subject transaction only of the internal laws of the State of Illinois and the federal laws of the United States of America and the General Corporation Law and the Revised Uniform Limited Partnership Act of the State of Delaware and assume no reponsibility as to the applicability to the transaction, or the effect thereon, of the laws of any other jurisdiction or any other laws of the State of Delaware.

         Whenever a statement herein is qualified by "to the best of our knowledge" or a similar phrase, it is intended to indicate that those attorneys in this firm who have rendered legal services in connection with the Purchase Agreement do not have current actual knowledge of the inaccuracy of such statement. However, except as otherwise expressly indicated, we have not undertaken any independent investigation to determine that accuracy of any such statement, and no inference that we have any knowledge of any matters pertaining to such statement should be drawn from our representation of the Company and the Sellers.

         On the basis of the foregoing, and in reliance thereon, and subject to the limitations, qualifications and exceptions hereinafter set forth, we are of the opinion that, as of the date hereof:

         1. Each Partnership has been duly formed and is validly existing and in good standing under the laws of the State of Delaware, with partnership power and authority to conduct its business as currently conducted, to own or lease its assets and to enter into the Purchase Agreement and perform its obligations thereunder.

         2. The Company has been duly incorporated and is validly existing and in good standing under the laws of the State of Delaware, with corporate power and authority to conduct its business as currently conducted, to own or lease its assets and to enter into the Purchase Agreement and perform its obligations thereunder. Based solely on certificates from public officials, we confirm that the Company is qualified to do business in the States of
               and              .

         3. Each of Hale Products Technology, Inc. and Hale Products Finance, Inc. has been duly incorporated and is validly existing and in good standing under the laws of the State of Delaware, with corporate power and authority to conduct its business as currently conducted and to own or lease its assets. [Based solely on certificates from public officials, we confirm that each of them is qualified to do business in the States of
and              .]  [Other subsidiary opinions must come from local
counsel.]

         4. The execution, delivery and performance of the Purchase Agreement has been duly authorized by all necessary corporate or partnership action of the Company and the Partnerships, as applicable, and the Purchase Agreement has been duly executed and delivered by the Company and each Seller.

         5. The Purchase Agreement constitutes a legally valid and binding obligation of the Company and each Seller, enforceable against each of them in accordance with its terms.

         6. Neither the execution and delivery of the Purchase Agreement by either Partnership nor the consummation of the transactions contemplated thereby will (i) violate its Partnership Agreement, (ii) breach or cause a default under any term or provision of any Material Agreement of such Partnership or (iii) to the best of our knowledge, violate any judgment, decree, injunction, writ or order applicable to the Partnership. Neither the execution and delivery of the Purchase Agreement by the Company nor the consummation of the transactions contemplated thereby will (i) violate the Company's Certificate of Incorporation, (ii) except as set forth in the Purchase Agreement, the exhibits thereto or the disclosure schedules attached thereto, breach or cause a default under any term or provision of any Material Agreement of the Company or (iii) to the best of our knowledge, violate any judgment, decree, injunction, writ or order applicable to the Company.

         7. No authorization, consent, order, permit or approval of, or filing with, any governmental authority, or, to the best of our knowledge, any other person, is required for the execution and delivery of the Purchase Agreement by the Company or the Sellers or the consummation by the Company or the Sellers of the transactions contemplated on their part thereby, except as set forth in the Purchase Agreement, the exhibits thereto or the disclosure schedules attached thereto.

         8. To the best of our knowledge, the execution and performance of the Purchase Agreement by the Company and the Sellers will not (i) violate or result in a failure to comply with any statute, law, ordinance, regulation or rule of any federal, state or local government or any other governmental department or agency, except where such violation would not have a material adverse effect on the Company's financial condition or Business or its or the Sellers' ability to perform their respective obligations under the Purchase Agreement, or (ii) result in the imposition of any Encumbrance on the Shares or any assets of the Company or any Subsidiary.

         9. To the best of our knowledge, except as set for thin the Purchase Agreement, the exhibits thereto or the disclosure schedules attached thereto, no action, order, injunction, judgment, decree, claim, suit, litigation or proceeding is pending or threatened against the Company or any Seller by or before any governmental authority which would materially adversely affect the Company's or the Sellers' ability to perform their respective obligations under the Purchase Agreement or the transactions contemplated thereby.

         10.     The authorized capital stock of the Company consists        of
shares of Common Stock (the "Common Stock"), of which           shares are
issued             and are outstanding as of the date hereof.  All of such
outstanding shares of Common Stock are duly and validly issued, fully paid and nonassessable. Except as set forth in the Purchase Agreement, the exhibits thereto or the disclosure schedules attached thereto, to our knowledge, there are no outstanding options, warrants, convertible securities or other rights issued by the Company exercisable or exchangeable for or convertible into capital stock of the Company. Assuming you have no notice of any adverse claim with respect to the shares of Common Stock sold to you by the Sellers, and that such shares have been purchased and paid for by you and endorsed and delivered to you in accordance with the Purchase Agreement, upon Closing, the shares so delivered to you will have been acquired by you free of adverse claims arising in repsect of the Sellers.

         Our opinion[s] in paragraph 2 [and 3] above with respect to the Company's [and the Finance and Technology's] qualification to do business as [a] foreign corporation is [are] based solely on certificates of public
officials in the States of       and       .

         The opinions expressed in paragraph 5 above are subject to the following limitations, exceptions and assumptions:

                 (a) Such opinions are subject to the effect of bankruptcy, insolvency, reorganization, moratorium, and other similar laws relating to or affecting the rights of creditors generally;

                 (b) Such opinions are subject to the effect of general principles of equity, including without limitation concepts or materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance, injunctive relief or other equitable remedies, whether considered in a proceeding in equity or at law;

                 (c) Certain rights, remedies and waivers contained in the Purchase Agreement may be limited or rendered ineffective by applicable laws or judicial decisions governing such provisions, but such laws or judicial decisions do not render the Purchase Agreement invalid or unenforceable as a whole;

                 (d) Under certain circumstances, provisions providing for the indemnification of or contribution to a party with respect to a liability may be unenforceable where such indemnification or contribution is based on such party's own wrongful or negligent acts or is otherwise contrary to public policy; and

                 (e) We express no opinion with respect to the enforceability of Section 9.1 of the Purchase Agreement.

                 In rendering the opinions expressed in paragraph 6 and 7 above insofar as they require interpretation of the Material Agreements of the Company and the Partnerships (i) we have assumed with your permission that all courts of competent jurisdiction would enforce such agreements as written but would apply the internal laws of the State of Illinois without giving effect to any choice of law provisions contained therein or any choice of law principles which would result in application of the internal laws of any other state and
(ii) to the extent that any questions of legality or legal construction have arisen in connection with our review, we have applied the laws of the State of Illinois in resolving such questions. We advise you that the Material Agreements are governed by other laws, that such laws may vary substantially from the law assumed to govern for purposes of this opinion, and that this opinion may not be relied upon as to whether or not a breach or default would occur under the law actually governing such Material Agreements.

                 Our opinions in paragraph 7 above as to authorizations, consents, orders, permits or approvals of, or filings with, any governmental authority are based upon a review of those authorizations, consents, orders, permits, approvals or filings which, in our experience, are normally applicable to transactions of the type contemplated by the Purchase Agreement. However, we express no opinion regarding authorizations, consents, approvals or filings relating to or which may be required under state securities laws, antitrust laws or the law of unfair competition. In addition, insofar as our opinions in paragraph 7 relate to authorizations, consents or approvals of, or filings with, any person other than governmental authorities, we have based such opinions solely on our review of those contracts or agreements identified to us as Material Agreements of the Company or the Partnerships in certificates of an officer of the Company and a general partner of the Partnerships, respectively, which certificates are attached as exhibits hereto. Similarly, our opinions in paragraph 8 above as to the imposition of Encumbrances (insofar as such Encumbrances may arise based on contracts, agreements or relationships with persons other than governmental authorities) are based solely on such a review. We explicitly note, in regard to all of the foregoing opinions, that we have not identified or undertaken to review any contracts or agreements (other than the Purchase Agreement) to which any Seller other than the Partnerships is a party or by which it is bound. Moreover, we have assumed for all purposes herein that each Seller who is a natural person has the legal right to alienate marital property without the consent of his or her spouse under the laws of the jurisdiction in which such Seller resides.

                 Our opinions in paragraph 8 above as to compliance with certain statute, laws, ordinances, regulations or rules are based upon a review of those statutes, laws, ordinances, regulations or rules which, in our experience, are normally applicable to transactions of the type contemplated by the Purchase Agreement, and statutes, laws, ordinances, regulations or rules applicable to corporations or partnerships conducting operating businesses. However, we express no opinion regarding the effect of state securities laws, antitrust laws or the law of unfair competition.

                 We have assumed, for purposes of our opinions, the truth of your representations and warranties contained in Section 5.7 of the Purchase Agreement.

                 To the extent that the obligations of the Company or the Sellers may be dependent upon such matters, we assume for purposes of this opinion that the Buyer is duly organized and incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation, that it is duly qualified to engage in the transactions covered by this opinion, that the Purchase Agreement has been duly authorized, executed and delivered by the Buyer and constitutes the Buyer's legal and valid and binding obligation, enforceable in accordance with its terms, and that the Buyer has the requisite corporate and legal power and authority to carry on its business as now being conducted and to perform its obligations under the Purchase Agreement. We express no opinion as to compliance by the Buyer with any state or federal laws or regulations applicable to the subject transactions because of the nature of the Buyer's business or the business of any of its affiliates.

                 This opinion is rendered solely for the benefit of the Buyer in connection with the transactions described above and may not be relied upon by the Buyer or any other person or entity for any other purpose. This opinion is not to be used, circulated, quoted or referred to without our prior written consent.

                                                            Very truly yours,

                                 EXHIBIT 8.6(B)



                        FORMS OF LOCAL COUNSEL OPINIONS

                  Local Counsel Opinions for Hale Transaction

         1.      The Subsidiary has been duly incorporated and is validly
existing and in good standing under the laws of the State of              ,
with corporate power and authority to conduct its business as currently conducted and to own or lease its assets. [Based solely on certificates from public officials, we confirm that the Subsidiary is qualififed to do business
in the State(s) of                       and                            .]

         2.      The authorized capital stock of the Subsidiary consists of
                    shares of common stock, of  which                 shares are
issued and                  shares are outstanding as of the date hereof.  All
of such outstanding shares are duly and validly issued, fully paid and nonassessable. Based solely on our review of the stock ledger of the Subsidiary, we confirm that, to the best of our knowledge, all of such outstanding shares are owned of recored by [Hale Products, Inc.] Except as set forth in the Purchase Agreement, the exhibits thereto or the disclosure schedules attached thereto, to the best of our knowledge, there are no outstanding options, warrants, convertible securities or other rights issued by the Subsidiary exercisable or exchangeable for or convertible into capital stock of the Subsidiary.

                                  EXHIBIT 8.10



                        RESTRICTIVE COVENANTS AGREEMENTS




                 1.       Form for Peter J. Andrews.
                 2.       Form for other U.S. management executives.
                 3.       Form for Michael J. Brayne.
                 4.       Form for Kurt H.C. Bottcher.
                 5.       Form for HFP and HMTC.

                        RESTRICTIVE COVENANTS AGREEMENT



                 THIS RESTRICTIVE COVENANTS AGREEMENT ("Agreement"), dated as of May __, 1994, is by and between HPI ACQUISITION CORP., a Delaware corporation with its principal place of business at 630 Dundee Road, Suite 400, Northbrook Illinois 60054 (together with its affiliates, "Buyer"); HALE PRODUCTS, INC., a Delaware corporation with its principal place of business at 700 Spring Mill Avenue, Conshohocken, Pennsylvania 19428; and PETER J. ANDREWS, an individual residing at ___________________________
______________________________________ ("Covenantor").


                                   RECITALS:

                 WHEREAS, pursuant to a Stock Purchase Agreement, dated as of the date of this Agreement, by and among Buyer, Covenantor, HFP Partners, L.P., HMTC Partners, L.P. and others (the "Stock Purchase Agreement"), Buyer is purchasing all of the issued and outstanding shares of common stock of Hale Products, Inc., a Delaware corporation (together with its Subsidiaries (as defined in the Stock Purchase Agreement), the "Corporation"); and

                 WHEREAS, Covenantor is employed as an Executive Officer of the Corporation; and

                 WHEREAS, in addition to serving as an Executive Officer of the Corporation, Covenantor is a stockholder of the Corporation and, pursuant to the transactions contemplated by the Stock Purchase Agreement, is receiving valuable consideration for his stock in the Corporation; and

                 WHEREAS, on and after the date of this Agreement, the Corporation will continue to conduct its business consisting of the manufacture, distribution, sales and service of fire fighting pumps, rescue equipment and tools and other related products, and other related activities (the "Business"); and

                 WHEREAS, during the period of his employment with the Corporation, Covenantor has had access to, and has gained knowledge with respect to, the Business; and

                 WHEREAS, in order to protect Buyer and the Business, and Buyer's investment in the Business, it is necessary that Covenantor refrain from direct or indirect competition in the Business to be carried on by the Corporation.

                 NOW, THEREFORE, in consideration of the money to be paid to Covenantor pursuant to the Stock Purchase Agreement, the mutual covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

                 1. Covenant. For a period of two (2) years following Covenantor's ceasing to be employed by the Corporation regardless of reason, Covenantor agrees that he shall not, directly or indirectly, for his own account or as agent, employee, officer, director, trustee, consultant or partner, or as a stockholder or equity owner of any corporation or any other entity (except for ownership of securities constituting less than five percent (5%) of any class of securities of a public company), or member of any firm or otherwise, (a) engage or attempt to engage, in the Restricted Territory (as hereinafter defined), in the Business or any other business activity which is the same as, substantially similar to or directly or indirectly competitive with the business conducted by the Corporation at the date of Covenantor's ceasing to be employed by the Corporation, (b) employ or solicit the employment of any person who was employed by the Corporation at the date of Covenantor's ceasing to be employed by the Corporation or within six months prior to such date, (c) canvass or solicit business in competition with the business conducted by the Corporation at the date of Covenantor's ceasing to be employed by the Corporation from any person or entity who during the last six months of Covenantor's employment shall have been a customer of the Corporation, or from any person or entity which there is reason to believe might in the future become a customer of the Corporation as a result of marketing efforts, contacts or other facts and circumstances of which Covenantor is aware during the period of Covenantor's employment with the Corporation, (d) willfully dissuade or discourage any person or entity from using, employing or conducting business with the Corporation, or (e) disrupt or interfere with, or seek to disrupt or interfere with, the business or contractual relationship between the Corporation and any supplier who during the last six months of Covenantor's employment with the Corporation shall have supplied components, materials or services to the Corporation. For purposes of this Agreement, the term Restricted Territory shall mean the United States, the United Kingdom of Great Britain, Northern Ireland and Continental Europe.

                 2.       Confidentiality Agreement.

                          (a)     Covenantor has had, and will continue to
have, access to, and has gained, and will continue to gain, knowledge with respect to, all of the Business, the Corporation's trade secrets, financial results and information, processes and techniques, methods of doing business and information concerning customers and suppliers, and other valuable and confidential information, which is not generally known to the public (the "Confidential Information"). The parties acknowledge that unauthorized disclosure or misuse of the Confidential Information following Covenantor's ceasing to be employed by the Corporation may cause irreparable damage to Buyer, the Corporation and the Business. The parties also agree that covenants by Covenantor not to make unauthorized disclosures of the Confidential Information are essential to the growth and stability of the Business. Accordingly, Covenantor agrees that, following the Covenantor's ceasing to be employed by the Corporation regardless of reason, he shall not use or disclose any Confidential Information obtained by him in the course of his employment with the Corporation.

                          (b)     Nothing in Section 2(a) shall prevent
Covenantor from disclosing or using any such information as may be reasonably necessary (i) in connection with any lawsuit or arbitration arising out of this Agreement, (ii) in connection with any judicial or administrative filing, investigation or proceeding or otherwise with or by a governmental agency or
(iii) as otherwise may be required by law.

                 3. Reasonableness of Limitations. Covenantor agrees that the territorial, time and other limitations contained in this Agreement are reasonable and properly required for the adequate protection of the business and affairs of Buyer and the Corporation, and in the event that any one or more of such territorial, time or other limitations is found to be unreasonable by a court of competent jurisdiction, Covenantor agrees to submit to the reduction of said territorial, time or other limitations to such an area, period or otherwise as the court may determine to be reasonable. In the event that any limitation under this Agreement is found to be unreasonable or otherwise invalid in any jurisdiction, in whole or in part, Covenantor acknowledges and agrees that such limitation shall remain and be valid in all other jurisdictions.

                 4. Remedies. Covenantor acknowledges that Buyer and the Corporation may suffer damages incapable of ascertainment in the event the provisions of this Agreement are breached and that Buyer and the Corporation may be irreparably damaged in the event that the provisions of this Agreement are not enforced, and Covenantor represents and warrants that his attorneys have thoroughly and completely reviewed this Agreement with him and that Covenantor fully understands the contents hereof. Therefore, should any dispute arise with respect to the breach or threatened breach of this Agreement, Covenantor agrees and consents that, in addition to any and all other remedies available to Buyer and the Corporation, an injunction or restraining order or other equitable relief may be issued or ordered by a court of competent jurisdiction restraining any breach or threatened breach of this Agreement.

                 5. Jurisdiction. The parties hereto agree that the exclusive venue and place of trial for the resolution of any disputes arising in connection with the interpretation or enforcement of this Agreement shall be the United States District Court for the Northern District of Illinois.

                 6. Miscellaneous. This Agreement shall be governed by and shall be construed in accordance with the internal laws of the State of Pennsylvania without regard to principles of conflicts of laws. All headings and subtitles contained herein are for convenience of reference only and are not of substantive effect. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior negotiations and understandings, written or oral, with respect to the subject matter hereof. There are no oral agreements in connection with this Agreement. Neither this Agreement nor any provision hereof may be waived, terminated, modified or amended orally or by any course of conduct but only by an agreement in writing duly executed by all of the parties hereto. If any article, section, portion, subsection or subportion of this Agreement shall be determined to be unenforceable or invalid, then such article, section, portion, subsection or subportion shall be modified to the minimum extent required so as to render the article, section, portion, subsection or subportion valid to the maximum extent under applicable law, and any such determination shall not affect the remainder of this Agreement, which shall be and shall remain binding and effective as against all parties hereto.

                 IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.


                                             HPI ACQUISITION CORP.


                                             By_________________________________
                                                                           Title

                                             HALE PRODUCTS, INC.


                                             By_________________________________
                                                                           Title


                                             ___________________________________
                                             Peter J. Andrews

                        RESTRICTIVE COVENANTS AGREEMENT



                 THIS RESTRICTIVE COVENANTS AGREEMENT ("Agreement"), dated as of May __, 1994, is by and between HPI ACQUISITION CORP., a Delaware corporation with its principal place of business at 630 Dundee Road, Suite 400, Northbrook Illinois 60054 (together with its affiliates, "Buyer"); HALE PRODUCTS, INC., a Delaware corporation with its principal place of business at 700 Spring Mill Avenue, Conshohocken, Pennsylvania 19428; and JOHN J. O'GRADY, JR., an individual residing at ___________________________
______________________________________ ("Covenantor").


                                   RECITALS:

                 WHEREAS, pursuant to a Stock Purchase Agreement, dated as of the date of this Agreement, by and among Buyer, Covenantor, HFP Partners, L.P., HMTC Partners, L.P. and others (the "Stock Purchase Agreement"), Buyer is purchasing all of the issued and outstanding shares of common stock of Hale Products, Inc., a Delaware corporation (together with its Subsidiaries (as defined in the Stock Purchase Agreement), the "Corporation"); and

                 WHEREAS, Covenantor is employed as an Executive Officer of the Corporation; and

                 WHEREAS, in addition to serving as an Executive Officer of the Corporation, Covenantor is a stockholder of the Corporation and, pursuant to the transactions contemplated by the Stock Purchase Agreement, is receiving valuable consideration for his stock in the Corporation; and

                 WHEREAS, on and after the date of this Agreement, the Corporation will continue to conduct its business consisting of the manufacture, distribution, sales and service of fire fighting pumps, rescue equipment and tools and other related products, and other related activities (the "Business"); and

                 WHEREAS, during the period of his employment with the Corporation, Covenantor has had access to, and has gained knowledge with respect to, the Business; and

                 WHEREAS, in order to protect Buyer and the Business, and Buyer's investment in the Business, it is necessary that Covenantor refrain from direct or indirect competition in the Business to be carried on by the Corporation.

                 NOW, THEREFORE, in consideration of the money to be paid to Covenantor pursuant to the Stock Purchase Agreement, the mutual covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

                 1. Covenant. For a period of one (1) year following Covenantor's ceasing to be employed by the Corporation regardless of reason, Covenantor agrees that he shall not, directly or indirectly, for his own account or as agent, employee, officer, director, trustee, consultant or partner, or as a stockholder or equity owner of any corporation or any other entity (except for ownership of securities constituting less than five percent (5%) of any class of securities of a public company), or member of any firm or otherwise, (a) engage or attempt to engage, in the Restricted Territory (as hereinafter defined), in the Business or any other business activity which is the same as, substantially similar to or directly or indirectly competitive with the business conducted by the Corporation at the date of Covenantor's ceasing to be employed by the Corporation, (b) employ or solicit the employment of any person who was employed by the Corporation at the date of Covenantor's ceasing to be employed by the Corporation or within six months prior to such date, (c) canvass or solicit business in competition with the business conducted by the Corporation at the date of Covenantor's ceasing to be employed by the Corporation from any person or entity who during the last six months of Covenantor's employment shall have been a customer of the Corporation, or from any person or entity which there is reason to believe might in the future become a customer of the Corporation as a result of marketing efforts, contacts or other facts and circumstances of which Covenantor is aware during the period of Covenantor's employment with the Corporation, (d) willfully dissuade or discourage any person or entity from using, employing or conducting business with the Corporation, or (e) disrupt or interfere with, or seek to disrupt or interfere with, the business or contractual relationship between the Corporation and any supplier who during the last six months of Covenantor's employment with the Corporation shall have supplied components, materials or services to the Corporation. For purposes of this Agreement, the term Restricted Territory shall mean the United States, the United Kingdom of Great Britain, Northern Ireland and Continental Europe.

                 2.       Confidentiality Agreement.

                          (a)     Covenantor has had, and will continue to
have, access to, and has gained, and will continue to gain, knowledge with respect to, all of the Business, the Corporation's trade secrets, financial results and information, processes and techniques, methods of doing business and information concerning customers and suppliers, and other valuable and confidential information, which is not generally known to the public (the "Confidential Information"). The parties acknowledge that unauthorized disclosure or misuse of the Confidential Information following Covenantor's ceasing to be employed by the Corporation may cause irreparable damage to Buyer, the Corporation and the Business. The parties also agree that covenants by Covenantor not to make unauthorized disclosures of the Confidential Information are essential to the growth and stability of the Business. Accordingly, Covenantor agrees that, following the Covenantor's ceasing to be employed by the Corporation regardless of reason, he shall not use or disclose any Confidential Information obtained by him in the course of his employment with the Corporation.

                          (b)     Nothing in Section 2(a) shall prevent
Covenantor from disclosing or using any such information as may be reasonably necessary (i) in connection with any lawsuit or arbitration arising out of this Agreement, (ii) in connection with any judicial or administrative filing, investigation or proceeding or otherwise with or by a governmental agency or
(iii) as otherwise may be required by law.

                 3. Reasonableness of Limitations. Covenantor agrees that the territorial, time and other limitations contained in this Agreement are reasonable and properly required for the adequate protection of the business and affairs of Buyer and the Corporation, and in the event that any one or more of such territorial, time or other limitations is found to be unreasonable by a court of competent jurisdiction, Covenantor agrees to submit to the reduction of said territorial, time or other limitations to such an area, period or otherwise as the court may determine to be reasonable. In the event that any limitation under this Agreement is found to be unreasonable or otherwise invalid in any jurisdiction, in whole or in part, Covenantor acknowledges and agrees that such limitation shall remain and be valid in all other jurisdictions.

                 4. Remedies. Covenantor acknowledges that Buyer and the Corporation may suffer damages incapable of ascertainment in the event the provisions of this Agreement are breached and that Buyer and the Corporation may be irreparably damaged in the event that the provisions of this Agreement are not enforced, and Covenantor represents and warrants that his attorneys have thoroughly and completely reviewed this Agreement with him and that Covenantor fully understands the contents hereof. Therefore, should any dispute arise with respect to the breach or threatened breach of this Agreement, Covenantor agrees and consents that, in addition to any and all other remedies available to Buyer and the Corporation, an injunction or restraining order or other equitable relief may be issued or ordered by a court of competent jurisdiction restraining any breach or threatened breach of this Agreement.

                 5. Jurisdiction. The parties hereto agree that the exclusive venue and place of trial for the resolution of any disputes arising in connection with the interpretation or enforcement of this Agreement shall be the United States District Court for the Northern District of Illinois.

                 6. Miscellaneous. This Agreement shall be governed by and shall be construed in accordance with the internal laws of the State of Pennsylvania without regard to principles of conflicts of laws. All headings and subtitles contained herein are for convenience of reference only and are not of substantive effect. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior negotiations and understandings, written or oral, with respect to the subject matter hereof. There are no oral agreements in connection with this Agreement. Neither this Agreement nor any provision hereof may be waived, terminated, modified or amended orally or by any course of conduct but only by an agreement in writing duly executed by all of the parties hereto. If any article, section, portion, subsection or subportion of this Agreement shall be determined to be unenforceable or invalid, then such article, section, portion, subsection or subportion shall be modified to the minimum extent required so as to render the article, section, portion, subsection or subportion valid to the maximum extent under applicable law, and any such determination shall not affect the remainder of this Agreement, which shall be and shall remain binding and effective as against all parties hereto.

                 IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.


                                             HPI ACQUISITION CORP.


                                             By_________________________________
                                                                           Title

                                             HALE PRODUCTS, INC.


                                             By_________________________________
                                                                           Title


                                             ___________________________________
                                             John J. O'Grady, Jr.

                        RESTRICTIVE COVENANTS AGREEMENT


                 THIS RESTRICTIVE COVENANTS AGREEMENT ("Agreement"), dated as of May __, 1994, is by and between HPI ACQUISITION CORP., a Delaware corporation with its principal place of business at 630 Dundee Road, Suite 400, Northbrook Illinois 60054 (together with its affiliates, "Buyer"); GODIVA PRODUCTS LIMITED, a company incorporated in England whose principal place of business is at Charles Street, Warwick, Warwickshire, England CV34 5LR; and MICHAEL J. BRAYNE, an individual residing at ___________________________________________________________ ("Covenantor").


                                   RECITALS:

                 WHEREAS, pursuant to a Stock Purchase Agreement, dated as of the date of this Agreement, by and among Buyer, Covenantor, HFP Partners, L.P., HMTC Partners, L.P. and others (the "Stock Purchase Agreement"), Buyer is purchasing all of the issued and outstanding shares of common stock of Hale Products, Inc., a Delaware corporation (together with the Subsidiaries (as defined in the Stock Purchase Agreement), the "Corporation"); and

                 WHEREAS, Godiva Products Limited is a wholly-owned subsidiary of Hale Products, Inc.; and

                 WHEREAS, Covenantor is employed as an Executive Officer of Godiva Products Limited; and

                 WHEREAS, in addition to serving as an Executive Officer of Godiva Products Limited, Covenantor is a stockholder of the Corporation and, pursuant to the transactions contemplated by the Stock Purchase Agreement, is receiving valuable consideration for his stock in the Corporation; and

                 WHEREAS, on and after the date of this Agreement, the Corporation will continue to conduct its business consisting of the manufacture, distribution, sales and service of fire fighting pumps, rescue equipment and tools and other related products, and other related activities (the "Business"); and

                 WHEREAS, during the period of his employment with the Corporation, Covenantor has had access to, and has gained knowledge with respect to, the Business; and

                 WHEREAS, in order to protect Buyer and the Business, and Buyer's investment in the Business, it is necessary that Covenantor refrain from direct or indirect competition in the Business to be carried on by the Corporation.

                 NOW, THEREFORE, in consideration of the money to be paid to Covenantor pursuant to the Stock Purchase Agreement, the mutual covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

                 1. Covenant. For a period of one (1) year following Covenantor's ceasing to be employed by the Corporation regardless of reason, Covenantor agrees that he shall not, directly or indirectly, for his own account or as agent, employee, officer, director, trustee, consultant or partner, or as a stockholder or equity owner of any corporation or any other entity (except for ownership of securities constituting less than five percent (5%) of any class of securities of a public company), or member of any firm or otherwise, (a) engage or attempt to engage, in the Restricted Territory (as hereinafter defined), in the Business or any other business activity which is the same as, substantially similar to or directly or indirectly competitive with the business conducted by the Corporation at the date of Covenantor's ceasing to be employed by the Corporation, (b) employ or solicit the employment of any person who was employed by the Corporation as an executive officer at the date of Covenantor's ceasing to be employed by the Corporation or within six months prior to such date, (c) canvass or solicit business in competition with the business conducted by the Corporation at the date of Covenantor's ceasing to be employed by the Corporation from any person or entity who during the last six months of Covenantor's employment shall have been a customer of the Corporation, or from any person or entity which there is reason to believe might in the future become a customer of the Corporation as a result of marketing efforts, contacts or other facts and circumstances of which Covenantor is aware during the period of Covenantor's employment with the Corporation, (d) willfully dissuade or discourage any person or entity from using, employing or conducting business with the Corporation, or (e) disrupt or interfere with, or seek to disrupt or interfere with, the business or contractual relationship between the Corporation and any supplier who during the last six months of Covenantor's employment with the Corporation shall have supplied components, materials or services to the Corporation. For purposes of this Agreement, the term Restricted Territory shall mean the United States, the United Kingdom of Great Britain, Northern Ireland and Continental Europe.

                 2.       Confidentiality Agreement.

                          (a)     Covenantor has had, and will continue to
have, access to, and has gained, and will continue to gain, knowledge with respect to, all of the Business, the Corporation's trade secrets, financial results and information, processes and techniques, methods of doing business and information concerning customers and suppliers, and other valuable and confidential information, which is not generally known to the public (the "Confidential Information"). The parties acknowledge that unauthorized disclosure or misuse of the Confidential Information following Covenantor's ceasing to be employed by the Corporation may cause irreparable damage to Buyer, the Corporation and the Business. The parties also agree that covenants by Covenantor not to make unauthorized disclosures of the Confidential Information are essential to the growth and stability of the Business. Accordingly, Covenantor agrees that, following the Covenantor's ceasing to be employed by the Corporation regardless of reason, he shall not use or disclose any Confidential Information obtained by him in the course of his employment with the Corporation.

                          (b)     Nothing in Section 2(a) shall prevent
Covenantor from disclosing or using any such information as may be reasonably necessary (i) in connection with any lawsuit or arbitration arising out of this Agreement, (ii) in connection with any judicial or administrative filing, investigation or proceeding or otherwise with or by a governmental agency or
(iii) as otherwise may be required by law.

                 3. Reasonableness of Limitations. Covenantor agrees that the territorial, time and other limitations contained in this Agreement are reasonable and properly required for the adequate protection of the business and affairs of Buyer and the Corporation, and in the event that any one or more of such territorial, time or other limitations is found to be unreasonable by a court of competent jurisdiction, Covenantor agrees to submit to the reduction of said territorial, time or other limitations to such an area, period or otherwise as the court may determine to be reasonable. In the event that any limitation under this Agreement is found to be unreasonable or otherwise invalid in any jurisdiction, in whole or in part, Covenantor acknowledges and agrees that such limitation shall remain and be valid in all other jurisdictions.

                 4. Remedies. Covenantor acknowledges that Buyer and the Corporation may suffer damages incapable of ascertainment in the event the provisions of this Agreement are breached and that Buyer and the Corporation may be irreparably damaged in the event that the provisions of this Agreement are not enforced, and Covenantor represents and warrants that his attorneys have thoroughly and completely reviewed this Agreement with him and that Covenantor fully understands the contents hereof. Therefore, should any dispute arise with respect to the breach or threatened breach of this Agreement, Covenantor agrees and consents that, in addition to any and all other remedies available to Buyer and the Corporation, an injunction or restraining order or other equitable relief may be issued or ordered by a court of competent jurisdiction restraining any breach or threatened breach of this Agreement.

                 5. Jurisdiction. The parties hereto agree that the exclusive venue and place of trial for the resolution of any disputes arising in connection with the interpretation or enforcement of this Agreement shall be the English Courts.

                 6. Miscellaneous. This Agreement shall be governed by and shall be construed in accordance with the internal laws of England without regard to principles of conflicts of laws. All headings and subtitles contained herein are for convenience of reference only and are not of substantive effect. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior negotiations and understandings, written or oral, with respect to the subject matter hereof. There are no oral agreements in connection with this Agreement. Neither this Agreement nor any provision hereof may be waived, terminated, modified or amended orally or by any course of conduct but only by an agreement in writing duly executed by all of the parties hereto. If any article, section, portion, subsection or subportion of this Agreement shall be determined to be unenforceable or invalid, then such article, section, portion, subsection or subportion shall be modified to the minimum extent required so as to render the article, section, portion, subsection or subportion valid to the maximum extent under applicable law, and any such determination shall not affect the remainder of this Agreement, which shall be and shall remain binding and effective as against all parties hereto.

                 IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.


                                             HPI ACQUISITION CORP.

                                             By_________________________________
                                                                           Title

                                             GODIVA PRODUCTS LIMITED

                                             By_________________________________
                                                                           Title

                                             ___________________________________
                                             Michael J. Brayne

                        RESTRICTIVE COVENANTS AGREEMENT


                 THIS RESTRICTIVE COVENANTS AGREEMENT ("Agreement"), dated as of May __, 1994, is by and between HPI ACQUISITION CORP., a Delaware corporation with its principal place of business at 630 Dundee Road, Suite 400, Northbrook Illinois 60054 (together with its affiliates, "Buyer"); HALE PRODUCTS EUROPE GMBH, a company incorporated in Germany whose principal place of business is at Industriegebiet-Nord, Benzstrasse 4, 64807 Dieburg, Germany; and KURT H.C. BOTTCHER, an individual residing at ___________________________________________________________ ("Covenantor").


                                   RECITALS:

                 WHEREAS, pursuant to a Stock Purchase Agreement, dated as of the date of this Agreement, by and among Buyer, Covenantor, HFP Partners, L.P., HMTC Partners, L.P. and others (the "Stock Purchase Agreement"), Buyer is purchasing all of the issued and outstanding shares of common stock of Hale Products, Inc., a Delaware corporation (together with the Subsidiaries (as defined in the Stock Purchase Agreement), the "Corporation"); and

                 WHEREAS, Hale Products Europe GMBH is an indirect wholly-owned subsidiary of Hale Products, Inc.; and

                 WHEREAS, Covenantor is employed as an Executive Officer of Hale Products Europe GMBH; and

                 WHEREAS, in addition to serving as an Executive Officer of Hale Products Europe GMBH, Covenantor is a stockholder of the Corporation and, pursuant to the transactions contemplated by the Stock Purchase Agreement, is receiving valuable consideration for his stock in the Corporation; and

                 WHEREAS, on and after the date of this Agreement, the Corporation will continue to conduct its business consisting of the manufacture, distribution, sales and service of fire fighting pumps, rescue equipment and tools and other related products, and other related activities (the "Business"); and

                 WHEREAS, during the period of his employment with the Corporation, Covenantor has had access to, and has gained knowledge with respect to, the Business; and

                 WHEREAS, in order to protect Buyer and the Business, and Buyer's investment in the Business, it is necessary that Covenantor refrain from direct or indirect competition in the Business to be carried on by the Corporation.

                 NOW, THEREFORE, in consideration of the money to be paid to Covenantor pursuant to the Stock Purchase Agreement, the mutual covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

                 1. Covenant. For a period of one (1) year following Covenantor's ceasing to be employed by the Corporation regardless of reason, Covenantor agrees that he shall not, directly or indirectly, for his own account or as agent, employee, officer, director, trustee, consultant or partner, or as a stockholder or equity owner of any corporation or any other entity (except for ownership of securities constituting less than five percent (5%) of any class of securities of a public company), or member of any firm or otherwise, (a) engage or attempt to engage, in the Restricted Territory (as hereinafter defined), in the Business or any other business activity which is the same as, substantially similar to or directly or indirectly competitive with the business conducted by the Corporation at the date of Covenantor's ceasing to be employed by the Corporation, (b) employ or solicit the employment of any person who was employed by the Corporation as an executive officer at the date of Covenantor's ceasing to be employed by the Corporation or within six months prior to such date, (c) canvass or solicit business in competition with the business conducted by the Corporation at the date of Covenantor's ceasing to be employed by the Corporation from any person or entity who during the last six months of Covenantor's employment shall have been a customer of the Corporation, or from any person or entity which there is reason to believe might in the future become a customer of the Corporation as a result of marketing efforts, contacts or other facts and circumstances of which Covenantor is aware during the period of Covenantor's employment with the Corporation, (d) willfully dissuade or discourage any person or entity from using, employing or conducting business with the Corporation, or (e) disrupt or interfere with, or seek to disrupt or interfere with, the business or contractual relationship between the Corporation and any supplier who during the last six months of Covenantor's employment with the Corporation shall have supplied components, materials or services to the Corporation. For purposes of this Agreement, the term Restricted Territory shall mean the United States, the United Kingdom of Great Britain, Northern Ireland and Continental Europe.

                 2.       Confidentiality Agreement.

                          (a)     Covenantor has had, and will continue to
have, access to, and has gained, and will continue to gain, knowledge with respect to, all of the Business, the Corporation's trade secrets, financial results and information, processes and techniques, methods of doing business and information concerning customers and suppliers, and other valuable and confidential information, which is not generally known to the public (the "Confidential Information"). The parties acknowledge that unauthorized disclosure or misuse of the Confidential Information following Covenantor's ceasing to be employed by the Corporation may cause irreparable damage to Buyer, the Corporation and the Business. The parties also agree that covenants by Covenantor not to make unauthorized disclosures of the Confidential Information are essential to the growth and stability of the Business. Accordingly, Covenantor agrees that, following the Covenantor's ceasing to be employed by the Corporation regardless of reason, he shall not use or disclose any Confidential Information obtained by him in the course of his employment with the Corporation.

                          (b)     Nothing in Section 2(a) shall prevent
Covenantor from disclosing or using any such information as may be reasonably necessary (i) in connection with any lawsuit or arbitration arising out of this Agreement, (ii) in connection with any judicial or administrative filing, investigation or proceeding or otherwise with or by a governmental agency or
(iii) as otherwise may be required by law.

                 3. Reasonableness of Limitations. Covenantor agrees that the territorial, time and other limitations contained in this Agreement are reasonable and properly required for the adequate protection of the business and affairs of Buyer and the Corporation, and in the event that any one or more of such territorial, time or other limitations is found to be unreasonable by a court of competent jurisdiction, Covenantor agrees to submit to the reduction of said territorial, time or other limitations to such an area, period or otherwise as the court may determine to be reasonable. In the event that any limitation under this Agreement is found to be unreasonable or otherwise invalid in any jurisdiction, in whole or in part, Covenantor acknowledges and agrees that such limitation shall remain and be valid in all other jurisdictions.

                 4. Remedies. Covenantor acknowledges that Buyer and the Corporation may suffer damages incapable of ascertainment in the event the provisions of this Agreement are breached and that Buyer and the Corporation may be irreparably damaged in the event that the provisions of this Agreement are not enforced, and Covenantor represents and warrants that his attorneys have thoroughly and completely reviewed this Agreement with him and that Covenantor fully understands the contents hereof. Therefore, should any dispute arise with respect to the breach or threatened breach of this Agreement, Covenantor agrees and consents that, in addition to any and all other remedies available to Buyer and the Corporation, an injunction or restraining order or other equitable relief may be issued or ordered by a court of competent jurisdiction restraining any breach or threatened breach of this Agreement.

                 5. Jurisdiction. The parties hereto agree that the exclusive venue and place of trial for the resolution of any disputes arising in connection with the interpretation or enforcement of this Agreement shall be the German Courts.

                 6. Miscellaneous. This Agreement shall be governed by and shall be construed in accordance with the internal laws of Germany without regard to principles of conflicts of laws. All headings and subtitles contained herein are for convenience of reference only and are not of substantive effect. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior negotiations and understandings, written or oral, with respect to the subject matter hereof. There are no oral agreements in connection with this Agreement. Neither this Agreement nor any provision hereof may be waived, terminated, modified or amended orally or by any course of conduct but only by an agreement in writing duly executed by all of the parties hereto. If any article, section, portion, subsection or subportion of this Agreement shall be determined to be unenforceable or invalid, then such article, section, portion, subsection or subportion shall be modified to the minimum extent required so as to render the article, section, portion, subsection or subportion valid to the maximum extent under applicable law, and any such determination shall not affect the remainder of this Agreement, which shall be and shall remain binding and effective as against all parties hereto.

                 IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.


                                             HPI ACQUISITION CORP.


                                             By_________________________________
                                                                           Title

                                             HALE PRODUCTS EUROPE GMBH

                                             By_________________________________
                                                                           Title

                                             ___________________________________
                                             Kurt H.C. Bottcher

                        RESTRICTIVE COVENANTS AGREEMENT



                 THIS RESTRICTIVE COVENANTS AGREEMENT ("Agreement"), dated as of May __, 1994, is by and between HPI ACQUISITION CORP., a Delaware corporation with its principal place of business at 630 Dundee Road, Suite 400, Northbrook Illinois 60054 (together with its affiliates, "Buyer"); HALE PRODUCTS, INC., a Delaware corporation with its principal place of business at 700 Spring Mill Avenue, Conshohocken, Pennsylvania 19428; and HFP PARTNERS, L.P., a Delaware limited partnership with an address at 355 South Grand Avenue, 42nd Floor, Los Angeles, California 90071 ("Covenantor").


                                   RECITALS:

                 WHEREAS, pursuant to a Stock Purchase Agreement, dated as of the date of this Agreement, by and among Buyer, Covenantor, HMTC Partners, L.P. and others (the "Stock Purchase Agreement"), Buyer is purchasing all of the issued and outstanding shares of common stock of Hale Products, Inc., a Delaware corporation (together with its Subsidiaries (as defined in the Stock Purchase Agreement), the "Corporation"); and

                 WHEREAS, Covenantor is a stockholder of the Corporation and, pursuant to the transactions contemplated by the Stock Purchase Agreement, is receiving valuable consideration for its stock in the Corporation; and

                 WHEREAS, on and after the date of this Agreement, the Corporation will continue to conduct its business consisting of the manufacture, distribution, sales and service of fire fighting pumps, rescue equipment and tools and other related products, and other related activities (the "Business"); and

                 WHEREAS, during the period that it has owned stock in the Corporation, Covenantor has had access to, and has gained knowledge with respect to, the Business; and

                 WHEREAS, in order to protect Buyer and the Business, and Buyer's investment in the Business, it is necessary that Covenantor refrain from direct or indirect competition in the Business to be carried on by the Corporation.

                 NOW, THEREFORE, in consideration of the money to be paid to Covenantor pursuant to the Stock Purchase Agreement, the mutual covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

                 1. Covenant. For a period of one (1) year from the date of this Agreement, Covenantor agrees that it shall not, directly or indirectly, for its own account or as agent, employee, officer, director, trustee, consultant or partner, or as a stockholder or equity owner of any corporation or any other entity (except for ownership of securities constituting less than five percent (5%) of any class of securities of a public company), or member of any firm or otherwise, (a) engage or attempt to engage, in the Restricted Territory (as hereinafter defined), in the Business or any other business activity which is the same as, substantially similar to or directly or indirectly competitive with the business conducted by the Corporation at the date of this Agreement, (b) employ or solicit the employment of any person who is employed by the Corporation at the date of this Agreement or was employed by the Corporation within the past six months, (c) canvass or solicit business in competition with the business conducted by the Corporation at the date of this Agreement from any person or entity who during the past six months shall have been a customer of the Corporation, or from any person or entity which there is reason to believe might in the future become a customer of the Corporation as a result of marketing efforts, contacts or other facts and circumstances of which Covenantor is aware, (d) willfully dissuade or discourage any person or entity from using, employing or conducting business with the Corporation, or (e) disrupt or interfere with, or seek to disrupt or interfere with, the business or contractual relationship between the Corporation and any supplier who during the past six months shall have supplied components, materials or services to the Corporation. For purposes of this Agreement, the term Restricted Territory shall mean the United States, the United Kingdom of Great Britain, Northern Ireland and Continental Europe.

                 2.       Confidentiality Agreement.

                          (a)     Covenantor has had access to, and has gained
knowledge with respect to, all of the Business, the Corporation's trade secrets, financial results and information, processes and techniques, methods of doing business and information concerning customers and suppliers, and other valuable and confidential information, which is not generally known to the public (the "Confidential Information"). The parties acknowledge that unauthorized disclosure or misuse of the Confidential Information following the date of this Agreement may cause irreparable damage to Buyer, the Corporation and the Business. The parties also agree that covenants by Covenantor not to make unauthorized disclosures of the Confidential Information are essential to the growth and stability of the Business. Accordingly, Covenantor agrees that it shall not use or disclose any Confidential Information obtained by it while a stockholder the Corporation.

                          (b)     Nothing in Section 2(a) shall prevent
Covenantor from disclosing or using any such information as may be reasonably necessary (i) in connection with any lawsuit or arbitration arising out of this Agreement, (ii) in connection with any judicial or administrative filing, investigation or proceeding or otherwise with or by a governmental agency or
(iii) as otherwise may be required by law.

                 3. Reasonableness of Limitations. Covenantor agrees that the territorial, time and other limitations contained in this Agreement are reasonable and properly required for the adequate protection of the business and affairs of Buyer and the Corporation, and in the event that any one or more of such territorial, time or other limitations is found to be unreasonable by a court of competent jurisdiction, Covenantor agrees to submit to the reduction of said territorial, time or other limitations to such an area, period or otherwise as the court may determine to be reasonable. In the event that any limitation under this Agreement is found to be unreasonable or otherwise invalid in any jurisdiction, in whole or in part, Covenantor acknowledges and agrees that such limitation shall remain and be valid in all other jurisdictions.

                 4. Remedies. Covenantor acknowledges that Buyer and the Corporation may suffer damages incapable of ascertainment in the event the provisions of this Agreement are breached and that Buyer and the Corporation may be irreparably damaged in the event that the provisions of this Agreement are not enforced, and Covenantor represents and warrants that its attorneys have thoroughly and completely reviewed this Agreement with it and that Covenantor fully understands the contents hereof. Therefore, should any dispute arise with respect to the breach or threatened breach of this Agreement, Covenantor agrees and consents that, in addition to any and all other remedies available to Buyer and the Corporation, an injunction or restraining order or other equitable relief may be issued or ordered by a court of competent jurisdiction restraining any breach or threatened breach of this Agreement.

                 5. Jurisdiction. The parties hereto agree that the exclusive venue and place of trial for the resolution of any disputes arising in connection with the interpretation or enforcement of this Agreement shall be the United States District Court for the Northern District of Illinois.

                 6. Miscellaneous. This Agreement shall be governed by and shall be construed in accordance with the internal laws of the State of Pennsylvania without regard to principles of conflicts of laws. All headings and subtitles contained herein are for convenience of reference only and are not of substantive effect. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior negotiations and understandings, written or oral, with respect to the subject matter hereof. There are no oral agreements in connection with this Agreement. Neither this Agreement nor any provision hereof may be waived, terminated, modified or amended orally or by any course of conduct but only by an agreement in writing duly executed by all of the parties hereto. If any article, section, portion, subsection or subportion of this Agreement shall be determined to be unenforceable or invalid, then such article, section, portion, subsection or subportion shall be modified to the minimum extent required so as to render the article, section, portion, subsection or subportion valid to the maximum extent under applicable law, and any such determination shall not affect the remainder of this Agreement, which shall be and shall remain binding and effective as against all parties hereto.

                 IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.


                                        HPI ACQUISITION CORP.


                                        By_________________________________
                                                                      Title

                                        HFP PARTNERS, L.P.

                                        By________________, general partner


                                        By_________________________________
                                                                      Title